As filed with the Securities and Exchange Commission on August 29, 2018
1933 Act File No. 333-68740
1940 Act File No. 811-10487

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	53	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	54	[	X	]

HOTCHKIS AND WILEY FUNDS
(Exact name of Registrant as Specified in Charter)

725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
(Address of Principal Executive Office) (Zip Code)

(213) 430-1000
Registrant’s Telephone Number, including Area Code

Anna Marie Lopez
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439

Copy to:
Joseph Mannon, Esq.
Vedder Price P.C.
222 North LaSalle Street, 26th Floor
Chicago, IL 60601

It is proposed that this filing will become effective (check appropriate box)
[	X	]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note: This Post-Effective Amendment No. 53 to the Registration Statement of Hotchkis & Wiley Funds is being filed to add the audited financial statements and certain related financial information for the fiscal year ended June 30, 2018 for the Hotchkis & Wiley Funds and to make other permissible changes under Rule 485(b).

Hotchkis & Wiley Funds Prospectus August 29, 2018

Diversified Value Fund	Global Value Fund
Class I HWCIX	Class I HWGIX
Class A HWCAX	Class A HWGAX
Class C HWCCX	Class C (not currently offered)
Class T (not currently offered)	Class T (not currently offered)
Class Z (not currently offered)	Class Z (not currently offered)

Large Cap Value Fund	International Value Fund
Class I HWLIX	Class I HWNIX
Class A HWLAX	Class A (not currently offered)
Class C HWLCX	Class C (not currently offered)
Class R HWLRX	Class T (not currently offered)
Class T (not currently offered)	Class Z (not currently offered)
Class Z (not currently offered)

Mid-Cap Value Fund	Value Opportunities Fund
Class I HWMIX	Class I HWAIX
Class A HWMAX	Class A HWAAX
Class C HWMCX	Class C HWACX
Class R HWMRX	Class T (not currently offered)
Class T (not currently offered)	Class Z (not currently offered)
Class Z (not currently offered)

Small Cap Value Fund	Capital Income Fund
Class I HWSIX	Class I HWIIX
Class A HWSAX	Class A HWIAX
Class C HWSCX	Class C (not currently offered)
Class T (not currently offered)	Class T (not currently offered)
Class Z (not currently offered)	Class Z (not currently offered)

Small Cap Diversified Value Fund	High Yield Fund
Class I HWVIX	Class I HWHIX
Class A HWVAX	Class A HWHAX
Class C (not currently offered)	Class C HWHCX
Class T (not currently offered)	Class T (not currently offered)
Class Z (not currently offered)	Class Z HWHZX

The Securities and Exchange Commission has not approved or disapproved these securities or the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

HOTCHKIS & WILEY FUNDS

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Diversified Value Fund
Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.27%	0.27%	0.27%	0.27%(c)	0.18%(c)
Total Annual Fund Operating Expenses	0.97%	1.22%	1.97%	1.22%	0.88%
Fee Waiver and/or Expense Reimbursement	-0.17%	-0.17%	-0.17%	-0.17%	-0.17%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (d)	0.80%	1.05%	1.80%	1.05%	0.71%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
The management fees have been restated to reflect the change in advisory fees which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

(c)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(d)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.80%, Class A – 1.05%, Class C -1.80%, Class T – 1.05%, and Class Z – 0.80%. The class limits have been restated to reflect changes to the Fund’s expense caps which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$292	$520	$1,174
Class A	$626	$876	$1,145	$1,911
Class C	$283	$602	$1,047	$2,088
Class T	$354	$611	$888	$1,676
Class Z	$73	$264	$471	$1,069

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$82	$292	$520	$1,174
Class A	$626	$876	$1,145	$1,911
Class C	$183	$602	$1,047	$2,088
Class T	$354	$611	$888	$1,676
Class Z	$73	$264	$471	$1,069

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund normally invests in equity securities of large capitalization companies that are considered by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) to be undervalued. The Advisor currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. The market capitalization range of the Index changes constantly, but as of June 30, 2018, the range was from $2.3 billion to $909.8 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

ADR and GDR Risk.  American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares.  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and indices that reflect the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I, Class A and Class C shares is August 30, 2004.  Because Class T shares and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was -0.21%. During the period shown in the bar chart, the highest return for a calendar quarter was 24.68% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -22.50% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Diversified Value Fund
Return Before Taxes – Class I	18.39%	15.02%	7.28%
Return After Taxes on Distributions – Class I	17.87	14.37	6.79
Return After Taxes on Distributions and Sale of Fund Shares – Class I	10.82	12.02	5.81
Return Before Taxes – Class A	11.90	13.50	6.44
Return Before Taxes – Class C	16.26	13.88	6.25
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	8.50
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69	15.71	8.59
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.66	14.04	7.10

The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Management
Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	2004
Sheldon Lieberman	Portfolio Manager	2004
Patricia McKenna, CFA	Portfolio Manager	2004
Judd Peters, CFA	Portfolio Manager	2004
Scott McBride, CFA	President and Portfolio Manager	2004

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T or Class Z shares to investors.

Tax Information. The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax‑advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Large Cap Value Fund

Investment Objectives.  The Fund seeks current income and long-term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class R	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class R	Class T	Class Z
Management Fees (b)	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.50%	0.25%	None
Other Expenses	0.25%	0.25%	0.25%	0.25%	0.25% (c)	0.12%(c)
Total Annual Fund Operating Expenses	0.95%	1.20%	1.95%	1.45%	1.20%	0.82%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
The management fees have been restated to reflect the change in advisory fees which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

(c)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class A	$641	$886	$1,150	$1,903
Class C	$298	$612	$1,052	$2,080
Class R	$148	$459	$792	$1,735
Class T	$369	$621	$893	$1,668
Class Z	$84	$262	$455	$1,014

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$303	$525	$1,166
Class A	$641	$886	$1,150	$1,903
Class C	$198	$612	$1,052	$2,080
Class R	$148	$459	$792	$1,735
Class T	$369	$621	$893	$1,668
Class Z	$84	$262	$455	$1,014

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of large capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers large cap companies to be those with market capitalizations like those found in the Russell 1000® Index. The market capitalization range of the Index changes constantly, but as of June 30, 2018, the range was from $2.3 billion to $909.8 billion, although the Advisor will generally not purchase stock in a company with a market capitalization of less than $3 billion. Market capitalization is measured at the time of initial purchase.  The Fund also invests in stocks with high cash dividends or payout yields relative to the market.  The Fund may invest in foreign (non-U.S.) securities.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk. Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.    Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

The Fund may also invest in the securities of mid-cap companies. Investment in mid-cap companies may involve more risk than investing in larger, more established companies. Mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a mid-cap company may lose substantial value. In addition, mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non‑U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

ADR and GDR Risk.  American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and indices that reflect the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class R shares are June 24, 1987, October 26, 2001, February 4, 2002, and August 28, 2003, respectively.  Because Class T shares and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was -0.12%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 25.16% (quarter ended June 30, 2009) and the lowest return for a calendar quarter was -24.62% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Large Cap Value Fund
Return Before Taxes – Class I	18.87%	15.82%	7.33%
Return After Taxes on Distributions – Class I	18.39	15.31	6.91
Return After Taxes on Distributions and Sale of Fund Shares – Class I	11.05	12.70	5.86
Return Before Taxes – Class A	12.35	14.29	6.48
Return Before Taxes – Class C	16.71	14.66	6.29
Return Before Taxes – Class R	18.30	15.25	6.78
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	8.50
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	21.69	15.71	8.59
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	13.66	14.04	7.10

The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	1988
Sheldon Lieberman	Portfolio Manager	1994
Patricia McKenna, CFA	Portfolio Manager	1995
Judd Peters, CFA	Portfolio Manager	1999
Scott McBride, CFA	President and Portfolio Manager	2001

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A, Class C and Class R shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Mid-Cap Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class R	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class R	Class T	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.50%	0.25%	None
Other Expenses	0.24%	0.24%	0.24%	0.24%	0.24% (b)	0.09%(b)
Total Annual Fund Operating Expenses	0.99%	1.24%	1.99%	1.49%	1.24%	0.84%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as shown.

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$645	$898	$1,170	$1,946
Class C	$302	$624	$1,073	$2,123
Class R	$152	$471	$813	$1,779
Class T	$373	$634	$914	$1,712
Class Z	$86	$268	$466	$1,037

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$101	$315	$547	$1,213
Class A	$645	$898	$1,170	$1,946
Class C	$202	$624	$1,073	$2,123
Class R	$152	$471	$813	$1,779
Class T	$373	$634	$914	$1,712
Class Z	$86	$268	$466	$1,037

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 32% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of mid-capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers mid-cap companies to be those with market capitalizations like those found in the Russell Midcap® Index. The market capitalization range of the Index changes constantly, but as of June 30, 2018, the range was from $2.3 billion to $35.6 billion. Market capitalization is measured at the time of initial purchase.  The Fund may invest in the securities of small capitalization companies and in foreign (non-U.S.) securities.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class R shares are January 2, 1997, January 2, 2001, January 2, 2001 and August 28, 2003, respectively.  Because Class T shares and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class T shares and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 5.59%. During the period shown in the bar chart, the highest return for a quarter was 29.32% (quarter ended June 30, 2009) and the lowest return for a quarter was -26.84% (quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Mid-Cap Value Fund
Return Before Taxes – Class I	7.78%	12.78%	10.10%
Return After Taxes on Distributions – Class I	6.11	11.05	9.21
Return After Taxes on Distributions and Sale of Fund Shares – Class I	5.70	9.95	8.20
Return Before Taxes – Class A	1.88	11.29	9.24
Return Before Taxes – Class C	5.73	11.66	9.08
Return Before Taxes – Class R	7.23	12.22	9.56
Russell Midcap® Index (reflects no deduction for fees, expenses or taxes)	18.52	14.96	9.11
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)	13.34	14.68	9.10

The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.
Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	1997
Stan Majcher, CFA	Portfolio Manager	1997
James Miles	Portfolio Manager	1997

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A, Class C and Class R shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Small Cap Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.27%	0.27%	0.27%	0.27%(b)	0.09%(b)
Total Annual Fund Operating Expenses	1.02%	1.27%	2.02%	1.27%	0.84%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$104	$325	$563	$1,248
Class A	$648	$907	$1,185	$1,978
Class C	$305	$634	$1,088	$2,155
Class T	$376	$643	$930	$1,746
Class Z	$86	$268	$466	$1,037

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$104	$325	$563	$1,248
Class A	$648	$907	$1,185	$1,978
Class C	$205	$634	$1,088	$2,155
Class T	$376	$643	$930	$1,746
Class Z	$86	$268	$466	$1,037

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of small capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index.  The market capitalization range of the Index changes constantly, but as of June 30, 2018, the range was from $52 million to $6.7 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process that relies on rigorous, internally-generated fundamental research.  The Fund seeks concentration exposure to these investment opportunities by holding approximately 50-100 securities. With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Industrial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class C shares are September 20, 1985, October 6, 2000 and February 4, 2002, respectively.  Because Class T shares and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class T shares and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 5.80%. During the period shown in the bar chart, the highest return for a quarter was 37.79% (quarter ended June 30, 2009) and the lowest return for a quarter was -36.97% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Small Cap Value Fund
Return Before Taxes – Class I	7.74%	13.96%	10.79%
Return After Taxes on Distributions – Class I	6.43	11.90	9.70
Return After Taxes on Distributions and Sale of Fund Shares – Class I	5.34	10.79	8.70
Return Before Taxes – Class A	1.83	12.46	9.92
Return Before Taxes – Class C	5.67	12.83	9.75
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65	14.12	8.71
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	7.84	13.01	8.17

The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
David Green, CFA	Portfolio Manager	1997
James Miles	Portfolio Manager	1995

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T or Class Z shares to investors.

The availability of the Fund to new investors is limited.  New investors in the Fund must meet certain exceptions as listed in the “Small Cap Value Fund – Limited Availability” section of the Prospectus.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Small Cap Diversified Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.80%	0.80%	0.80%(b)	0.80%(b)	0.79%(b)
Total Annual Fund Operating Expenses	1.45%	1.70%	2.45%	1.70%	1.44%
Fee Waiver and/or Expense Reimbursement	-0.55%	-0.55%	-0.55%	-0.55%	-0.55%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (c)	0.90%	1.15%	1.90%	1.15%	0.89%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(c)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 0.90%, Class A – 1.15%, Class C – 1.90%, Class T – 1.15%, and Class Z – 0.90%.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$405	$740	$1,688
Class A	$636	$982	$1,351	$2,385
Class C	$293	$711	$1,256	$2,559
Class T	$364	$720	$1,100	$2,164
Class Z	$91	$401	$735	$1,677

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$92	$405	$740	$1,688
Class A	$636	$982	$1,351	$2,385
Class C	$193	$711	$1,256	$2,559
Class T	$364	$720	$1,100	$2,164
Class Z	$91	$401	$735	$1,677

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 95% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in equity securities of small capitalization companies.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) currently considers small cap companies to be those with market capitalizations like those found in the Russell 2000® Index.  The market capitalization range of the Index changes constantly, but as of June 30, 2018, the range was from $52 million to $6.7 billion.  Market capitalization is measured at the time of initial purchase.  The Fund may invest in foreign (non-U.S.) securities.  Under normal conditions, the Fund typically will hold equity securities of approximately 300 to 400 different companies.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process based on a proprietary model that is augmented with internally-generated fundamental research. The Fund seeks broad diversified exposure to these investment opportunities by holding approximately 300-400 portfolio securities. With the exception of diversification guidelines, the Fund does not employ pre-determined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares.  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance and an index that reflects the market sectors in which the Fund invests.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I and Class A shares is June 30, 2014.  Because Class C, Class T and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class C, Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class C and Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 6.54%. During the period shown in the bar chart, the highest return for a quarter was 15.72% (quarter ended December 31, 2016) and the lowest return for a quarter was –12.39% (quarter ended September 30, 2015).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	Since Inception (6/30/14)
Small Cap Diversified Value Fund
Return Before Taxes – Class I	13.75%	10.63%
Return After Taxes on Distributions – Class I	9.25	8.79
Return After Taxes on Distributions and Sale of Fund Shares – Class I	10.02	7.89
Return Before Taxes – Class A	7.54	8.67
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	14.65	8.98
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)	7.84	8.13
The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with dvisor	Started with the Fund
Judd Peters, CFA	Portfolio Manager	2014
Ryan Thomes, CFA	Portfolio Manager	2014

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for individual retirement accounts (“IRAs”).  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.  The Fund is currently not offering Class C, Class T or Class Z shares to investors.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Global Value Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 in the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	2.07%	2.07%	2.07(b)	2.07(c)	1.96%(c)
Total Annual Fund Operating Expenses	2.82%	3.07%	3.82%	3.07%	2.71%
Fee Waiver and/or Expense Reimbursement	-1.87%	-1.87%	-1.87%	-1.87%	-1.87%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (d)	0.95%	1.20%	1.95%	1.20%	0.84%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
The management fees have been restated to reflect the change in advisory fees which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

(c)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(d)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 0.95%, Class A – 1.20%, Class C – 1.95%, Class T – 1.20%, and Class Z – 0.95%. The class limits have been restated to reflect changes to the Fund’s expense caps which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$697	$1,323	$3,012
Class A	$641	$1,256	$1,896	$3,606
Class C	$298	$995	$1,810	$3,770
Class T	$369	$1,003	$1,661	$3,421
Class Z	$86	$663	$1,268	$2,904

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$697	$1,323	$3,012
Class A	$641	$1,256	$1,896	$3,606
Class C	$198	$995	$1,810	$3,770
Class T	$369	$1,003	$1,661	$3,421
Class Z	$86	$663	$1,268	$2,904

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy. The Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging markets.  Under normal circumstances, the Fund will invest at least 40% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies located outside of the U.S.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to:  its primary stock exchange listing; where it is registered, organized or incorporated; where its headquarters are located; where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or where at least 50% of its assets are located.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries).  From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.  The Fund invests in companies of any size market capitalization.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”).  Investments in ETFs based on foreign market indices are considered investments outside the U.S. for purposes of the 40% requirement noted above.  The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies.  Small and mid-cap companies may have limited product lines or markets.  They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles. Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the recent referendum in which the United Kingdom voted to exit the EU (known as “Brexit”).  One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

ADR and GDR Risk.  ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows the changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I and Class A shares are December 31, 2012, and August 30, 2013, respectively.  Because Class C, Class T and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class C, Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class C and Class T shares have higher expenses than the existing Class I shares, performance will be lower.  Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 1.53%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 10.20% (quarter ended March 31, 2013) and the lowest return for a calendar quarter was -9.47% (quarter ended September 30, 2015).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years (Since Inception - 12/31/12)
Global Value Fund
Return Before Taxes – Class I	16.78%	12.20%
Return After Taxes on Distributions – Class I	15.31	10.44
Return After Taxes on Distributions and Sale of Fund Shares – Class I	10.68	9.29
Return Before Taxes – Class A	10.38	10.75
Russell Developed Index (reflects no deduction for fees, expenses or taxes)	23.04	12.54

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott McBride, CFA	President and Portfolio Manager	2012
Judd Peters, CFA	Portfolio Manager	2012
Scott Rosenthal	Portfolio Manager	2012

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.  The Fund is currently not offering Class C, Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
International Value Fund

Investment Objective. The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 in the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees (b)	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	5.16%	5.16% (c)	5.16% (c)	5.16% (c)	5.16%(c)
Total Annual Fund Operating Expenses	5.96%	6.21%	6.96%	6.21%	5.96%
Fee Waiver and/or Expense Reimbursement (d)	-5.01%	-5.01%	-5.01%	-5.01%	-5.01%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	0.95%	1.20%	1.95%	1.20%	0.95%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)
The management fees have been restated to reflect the change in advisory fees which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

(c)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(d)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits:  Class I – 0.95%, Class A – 1.20%, Class C – 1.95%, Class T – 1.20%, and Class Z – 0.95%. The class limits have been restated to reflect changes to the Fund’s expense caps which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$1,325	$2,530	$5,443
Class A	$641	$1,848	$3,025	$5,847
Class C	$298	$1,604	$2,956	$5,987
Class T	$369	$1,611	$2,823	$5,727
Class Z	$97	$1,325	$2,530	$5,443

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$97	$1,325	$2,530	$5,443
Class A	$641	$1,848	$3,025	$5,847
Class C	$198	$1,604	$2,956	$5,987
Class T	$369	$1,611	$2,823	$5,727
Class Z	$97	$1,325	$2,530	$5,443

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund seeks to achieve its objective by investing primarily in non-U.S. companies, which may include companies located or operating in developed or emerging markets.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) determines where a company is located, and thus whether a company is located outside the U.S. or in an emerging market, by referring to: (i) its primary stock exchange listing; (ii) where it is registered, organized or incorporated; (iii) where its headquarters are located; (iv) where it derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed; or (v) where at least 50% of its assets are located.  The Fund will allocate its assets among various regions and countries (but in no less than three different countries).  From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.  The Fund invests in companies of any size market capitalization.

In addition to purchasing equity securities on exchanges where the companies are located, the Fund may purchase equity securities on exchanges other than where their companies are domiciled (often traded as dual listed securities) or in the form of Depositary Receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) or similar securities. The Fund may also invest in other investment companies, including exchange-traded funds (“ETFs”).  Investments in ETFs based on foreign market indices are considered investments outside the U.S.

The Fund may enter into currency contracts (such as spot, forward and futures) to hedge foreign currency exposure. The Fund will invest primarily in companies located in developed countries, but may invest up to 20% of its assets in emerging markets.

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund. Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies. Investments in small and mid-cap companies may involve more risk than investing in larger more established companies.  Small and mid-cap companies may have limited product lines or markets.  They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Industrial Sector Risk. The Fund currently invests a significant portion of its assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Issuer Risk. The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Foreign (Non-U.S.) Investment Risk.  The Fund invests in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and may suffer from increased foreign government action, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Eurozone Risk. A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the recent referendum in which the United Kingdom voted to exit the EU (known as “Brexit”).  One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Emerging Market Risk. Foreign (non-U.S.) investment risk may be particularly high to the extent that the Fund invests in emerging market securities.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

ADR and GDR Risk.  American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows the Fund’s performance for one year for Class I shares.  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than that shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year (since inception) compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866 HW-FUNDS (1-866-493-8637).

The inception date for the Fund’s Class I shares is December 31, 2015. Because Class A, Class C, Class T and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class A, Class C, Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class A, Class C and Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was -3.02%. During the period of time shown in the bar chart, the highest return for a calendar quarter was 7.89% (quarter ended September 30, 2016) and the lowest return for a calendar quarter was -3.17% (quarter ended June 30, 2016).

Average Annual Total Returns
(for the period ended December 31, 2017)
	1 Year	Since Inception (12/31/15)
International Value Fund
Return Before Taxes – Class I	18.19%	14.62%
Return After Taxes on Distributions – Class I	16.75	13.33
Return After Taxes on Distributions and Sale of Fund Shares – Class I	11.72	11.23
Russell Developed ex-U.S. Index (reflects no deduction for fees, expenses or taxes)	25.89	14.07

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Scott Rosenthal	Portfolio Manager	2015
Scott McBride, CFA	President and Portfolio Manager	2015
David Green, CFA	Portfolio Manager	2015

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for individual retirement accounts (“IRAs”).  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100.  The Fund is currently not offering Class A, Class C, Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Value Opportunities Fund

Investment Objective.  The Fund seeks capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.25%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.22%	0.22%	0.22%	0.22% (b)	0.11%(b)
Total Annual Fund Operating Expenses	0.97%	1.22%	1.97%	1.22%	0.86%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$643	$892	$1,160	$1,925
Class C	$300	$618	$1,062	$2,102
Class T	$371	$628	$904	$1,690
Class Z	$88	$274	$477	$1,061

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$99	$309	$536	$1,190
Class A	$643	$892	$1,160	$1,925
Class C	$200	$618	$1,062	$2,102
Class T	$371	$628	$904	$1,690
Class Z	$88	$274	$477	$1,061

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 55% of the average value of its portfolio.

Principal Investment Strategy.  The Fund normally invests in equity securities, such as common stock, preferred stock and convertible securities, of any size market capitalization, and investment grade and high yield (“junk bonds”) fixed income securities.  Hotchkis & Wiley Capital Management, LLC (the “Advisor”) selects companies that it believes have strong capital appreciation potential. The Fund may invest in foreign (non-U.S.) securities.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

The Fund seeks to invest in stocks whose future prospects are misunderstood or not fully recognized by the market.  The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  With the exception of diversification guidelines, the Fund does not employ predetermined rules for sales; rather, the Fund evaluates each sell candidate based on the candidate’s specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.  The Advisor also may engage in active and frequent trading of the Fund’s securities in order to achieve its investment objective and principal investment strategies.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Capitalization Risk.  Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.  Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, the Fund’s investment in a small or mid-cap company may lose substantial value. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Fixed income securities are also subject to interest rate risk.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Financial Sector Risk.  The Fund currently invests a significant portion of its assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Non-Diversification Risk.  The Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease.  Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency‑denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risks. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Portfolio Turnover Risk.  The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objectives, particularly during periods of volatile market movements. High portfolio turnover (i.e., over 100%) involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).  The trading costs and tax effects associated with portfolio turnover may lower the Fund’s effective return for investors.

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or to manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulﬁll its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (a class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A and Class C shares are December 31, 2002, December 31, 2002 and August 28, 2003, respectively.  Because Class T shares and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class T shares and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 3.26%. During the period shown in the bar chart, the highest return for a quarter was 31.30% (quarter ended June 30, 2009) and the lowest return for a quarter was -23.34% (quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	10 Years
Value Opportunities Fund
Return Before Taxes – Class I	13.85%	14.79%	12.00%
Return After Taxes on Distributions – Class I	12.92	12.43	10.60
Return After Taxes on Distributions and Sale of Fund Shares – Class I	8.45	11.10	9.54
Return Before Taxes – Class A	7.61	13.28	11.13
Return Before Taxes – Class C	11.76	13.65	10.94
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	8.50

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
George H. Davis, Jr.	CEO and Portfolio Manager	2002
David Green, CFA	Portfolio Manager	2002

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
Capital Income Fund

Investment Objectives.  The Fund seeks high current income and long‑term growth of income, as well as capital appreciation.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.61%	0.61%	0.61% (b)	0.61% (b)	0.55%(b)
Acquired Fund Fees and Expenses(c)	0.08%	0.08%	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	1.34%	1.59%	2.34%	1.59%	1.28%
Fee Waiver and/or Expense Reimbursement	-0.46%	-0.46%	-0.46%	-0.46%	-0.46%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (d)	0.88%	1.13%	1.88%	1.13%	0.82%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(c)
Acquired Fund Fees and Expenses (“AFFE”) are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies, including money market funds and other mutual funds, closed-end funds, or business development companies. The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund do not correlate to the Ratios to Average Net Assets-Expenses, net of reimbursement/waiver in the “Financial Highlights,” which reflects the operating expenses of the Fund and does not include indirect expenses such as AFFE.

(d)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.80%, Class A – 1.05%, Class C – 1.80%, Class T – 1.05%, and Class Z – 0.80%.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Fund, which are not reflected in this table. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$90	$379	$690	$1,573
Class A	$585	$910	$1,258	$2,237
Class C	$291	$686	$1,209	$2,453
Class T	$362	$695	$1,052	$2,054
Class Z	$84	$360	$658	$1,505

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$90	$379	$690	$1,573
Class A	$585	$910	$1,258	$2,237
Class C	$191	$686	$1,209	$2,453
Class T	$362	$695	$1,052	$2,054
Class Z	$84	$360	$658	$1,505

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund normally invests in a diversified portfolio of debt and equity securities.  The Fund may shift its investments from one asset class to another based on Hotchkis & Wiley Capital Management, LLC’s (the “Advisor”) analysis of the best opportunities for the Fund’s portfolio in a given market.  The equity securities in which the Fund invests consist primarily of common and preferred stocks with market capitalizations greater than $1 billion.  Debt securities include all varieties of fixed, floating and variable rate instruments, convertible securities and investment grade and below investment grade fixed income securities (commonly known as “junk bonds”).  The Fund seeks income by selecting investments such as corporate, foreign and U.S. Treasury bonds, as well as stocks with dividend yields that the Advisor believes are attractive.  The Fund may invest up to 100% of its total assets in bonds rated below investment grade, including a portion in defaulted securities.  The Fund may invest up to 25% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. Generally, the Fund may use derivatives as a means of hedging risk and to obtain exposure to markets, currencies, interest rates, sectors and individual issuers.  The derivative instruments that the Fund may normally use include futures, forwards, options, swaps and other similar instruments.

In selecting debt securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

In selecting equity securities for the Fund, the Advisor seeks to invest in undervalued stocks with high cash dividends and strong balance sheets. The Fund employs a fundamental value investing approach which seeks to exploit market inefficiencies created by irrational investor behavior. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research.  The Fund evaluates each sell candidate based on its specific risk and return characteristics which include: 1) relative valuation; 2) fundamental operating trends; 3) deterioration of fundamentals; and 4) diversification guidelines.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Equity Securities Risk.  Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by the Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s respective benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Capitalization Risk. Large cap companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmarks.

Income Risk.  The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates.  If the income is reduced, distributions by the Fund to shareholders may be less.

Style Risk.  The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Fund may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk.  ADRs and GDRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary's transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through. GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar-denominated.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease.  Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulﬁll its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Leverage Risk.  Leverage risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of two broad measures of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Performance for Class C shares is not included as Class C shares have yet to commence operations.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1‑866‑HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I and Class A shares are December 31, 2010 and February 28, 2011, respectively.  Because Class C, Class T and Class Z shares of the Fund are not currently offered to investors, performance information for those share classes is not available.  Class C, Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class C and Class T shares have higher expenses than the existing Class I shares, performance will be lower.  Performance figures prior to the inception date of Class A shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A shares and the sales charge of Class A shares.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was 2.87%. During the period shown in the bar chart, the highest return for a calendar quarter was 10.01% (quarter ended December 31, 2011) and the lowest return for a calendar quarter was -9.00% (quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	Since Inception (12/31/10)
Capital Income Fund
Return Before Taxes – Class I	10.26%	10.37%	10.32%
Return After Taxes on Distributions – Class I	8.60	7.87	8.08
Return After Taxes on Distributions and Sale of Fund Shares – Class I	6.01	7.16	7.38
Return Before Taxes – Class A	4.79	9.05	9.71
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	21.83	15.79	13.76
ICE BofAML U.S. Corporate, Government and Mortgage Index (reflects no deduction for fees, expenses or taxes)	3.63	2.13	3.26

The Advisor believes that the additional index reasonably represents the Fund’s investment strategy.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with the Advisor	Started with the Fund
Mark Hudoff	Portfolio Manager	2010
Patrick Meegan	Portfolio Manager	2010
Noah Mayer	Portfolio Manager	2015

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1‑866-HW-FUNDS (1-866-493-8637).

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor. The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class C, Class T or Class Z shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds
High Yield Fund

Investment Objectives.  The Fund seeks high current income combined with the opportunity for capital appreciation to maximize total return.

Fees and Expenses of the Fund.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares, or if you invest more than $250,000 in Class T shares. More information about these and other discounts is available from your financial professional and in the sections titled “About Class I, Class A, Class C, Class R Class T and Class Z Shares” beginning on page 51 of the Prospectus, in Appendix A to the Prospectus, and in “Purchase of Shares” beginning on page 51 of the Fund’s Statement of Additional Information.  Please note the tables and examples below do not reflect transaction fees that may be charged by financial intermediaries or commissions that a shareholder may be required to pay directly to its financial intermediaries when buying or selling Class Z shares.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class I	Class A	Class C	Class T	Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	3.75%	None	2.50%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None(a)	1.00%	None	None
Redemption Fee (as a % of amount redeemed on shares held for 90 days or less)	2.00%	2.00%	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A	Class C	Class T	Class Z
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	None	0.25%	1.00%	0.25%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%(b)	0.08%(c)
Total Annual Fund Operating Expenses	0.74%	0.99%	1.74%	0.99%	0.63%
Fee Waiver and/or Expense Reimbursement	-0.04%	-0.04%	-0.04%	-0.04%	-0.03%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (d)	0.70%	0.95%	1.70%	0.95%	0.60%
(a)
You may be charged a deferred sales charge of up to 0.75% if you do not pay an initial sales charge and invest $1 million or more in Class A shares and you redeem your shares within one year after purchase.

(b)	Other Expenses are based on estimated amounts for the fiscal year ended June 30, 2018.
(c)	Other Expenses for Class Z are based on estimated amounts for the fiscal year ending June 30, 2019.
(d)
Hotchkis & Wiley Capital Management, LLC has contractually agreed to waive management fees and/or reimburse expenses through August 29, 2019 (except for Class Z shares which shall be through October 31, 2019) to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement do not exceed certain limits: Class I – 0.70%, Class A – 0.95%, Class C – 1.70%, Class T – 0.95%, and Class Z – 0.60%.

Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same except for the fee waiver/expense reimbursement in effect for the first year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$233	$408	$915
Class A	$468	$675	$898	$1,539
Class C	$273	$544	$940	$1,850
Class T	$345	$554	$780	$1,429
Class Z	$61	$199	$348	$783

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$72	$233	$408	$915
Class A	$468	$675	$898	$1,539
Class C	$173	$544	$940	$1,850
Class T	$345	$554	$780	$1,429
Class Z	$61	$199	$348	$783

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its portfolio.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Principal Investment Strategy.  The Fund normally invests at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forward contracts or derivatives such as options, futures contracts or swap agreements, rated below investment grade (i.e., rated below Baa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or, if unrated, determined by the Advisor to be of comparable quality).  For purposes of the 80% test, derivatives will be valued at market value rather than notional value.  The Fund may not invest more than 10% of its total assets in fixed income securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by Hotchkis & Wiley Capital Management, LLC (the “Advisor”) to be of comparable quality. The Fund may also invest in investment grade fixed income instruments. The average portfolio duration of the Fund normally will vary within two years (plus or minus) of the duration of the ICE BofAML BB-B U.S. High Yield Constrained Index, which as of June 30, 2018 was 3.63 years. Duration measures the price sensitivity of a bond to changes in interest rates, calculated by the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.  For example, the share price of a fund with a duration of three years would be expected to fall approximately 3% if interest rates rose by one percentage point.

The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest in mortgage- or asset-backed securities.  The Advisor attempts to identify areas of the bond market that are undervalued relative to the rest of the market.

In selecting securities for the Fund, the Advisor develops an outlook for credit markets, interest rates, currency exchange rates and the economy, analyzes individual credit and call risks, and uses other security selection techniques. The proportion of the Fund’s assets committed to investment in securities with particular characteristics (such as quality, sector, interest rate or maturity) varies based on the Advisor’s outlook for the U.S. economy and the economies of other countries in the world, the financial markets and other factors.

Principal Investment Risks.  As with any mutual fund, the value of the Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on the Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in the Fund are described in this section.

Market Risk.  Market risk is the risk that the market price of securities owned by the Fund may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. Adverse market events may also lead to increased shareholder redemptions, which could cause the Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Fixed Income Securities Risk.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

High Yield Risk.  The Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities of similar maturity. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Active Management Risk.  The Fund is subject to management risk because it is an actively managed investment portfolio. The Advisor invests in securities that may not necessarily be included in the Fund’s benchmark.  To the extent that the Advisor invests the Fund’s assets in securities that are not in the Fund’s benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.

Security Selection Risk.  The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to its benchmark.

Income Risk.  The Fund is subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates.  If the income is reduced, distributions by the Fund to shareholders may be less.

Issuer Risk.  The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Foreign (Non-U.S.) Investment Risk.  The Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments, although the Fund has no current intention to focus on a specific geographic region.

Interest Rate Risk.  Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Fund is likely to decrease. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations.

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Credit Risk.  The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

Call Risk. Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Liquidity Risk. To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), the Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer which may be magnified in a rising interest rate environment or other circumstances where redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that the Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.

Derivatives Risk.  A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The Fund typically uses derivatives as a substitute for taking a position in the underlying asset, as part of a strategy designed to reduce exposure to other risks and/or manage cash.  The Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulﬁll its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction.

Mortgage-Related and Other Asset-Backed Securities Risk.  Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. Asset-backed securities are subject to risks similar to those associated with mortgage-related securities.

Emerging Market Risk. Foreign investment risk may be particularly high to the extent that the Fund invests in emerging market securities that are economically tied to countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Currency Risk.  If the Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, the Fund’s investments in foreign currency-denominated securities may reduce the returns of the Fund.

Credit Ratings and Unrated Securities Risk. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  The Fund may purchase unrated securities (which are not rated by a rating agency and may be less liquid) if its portfolio managers determine that the security is of comparable quality to a rated security that the Fund may purchase.  To the extent that the Fund invests in high yield and/or unrated securities, the Fund’s success in achieving its investment objective may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Leverage Risk.  Leverage risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Large Shareholder Risk. To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

Performance
The following performance information provides some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns.  The bar chart shows changes in the Fund’s performance from year to year for Class I shares (the class with the longest period of annual returns).  However, the Fund’s Class A, Class C and Class T shares are subject to sales loads.  Sales loads are not reflected in the bar chart and if these amounts were reflected, returns would be less than those shown.  The table, which includes all applicable fees and sales charges, shows how the Fund’s average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  Updated performance is available on the Fund’s website at http://www.hwcm.com/literature or by calling the Fund toll-free at 1-866-HW-FUNDS (1-866-493-8637).

The inception dates for the Fund’s Class I, Class A, Class C and Class Z shares are March 31, 2009, May 29, 2009, December 31, 2012, and March 29, 2018, respectively.  Because Class T shares of the Fund are not currently offered to investors and Class Z shares are new and do not have a full calendar year of performance, performance information for those share classes is not available.  Class T and Class Z shares would have similar annual returns as Class I shares because the shares are invested in the same portfolio of securities, and the annual returns would differ only to the extent that the classes do not have the same expenses.  Because Class T shares have higher expenses than the existing Class I shares, performance will be lower.  Performance figures prior to the inception date of Class A and Class C shares are based on the historical performance of the original share class (Class I) of the Fund adjusted to reflect the higher operating expenses of Class A and Class C shares and the sales charge of Class A and Class C shares.

Calendar Year Total Returns as of December 31

The calendar year-to-date return for the Fund’s Class I shares as of June 30, 2018 was -0.04%. During the period shown in the bar chart, the highest return for a calendar quarter was 7.89% (quarter ended September 30, 2010) and the lowest return for a calendar quarter was -7.87% (quarter ended September 30, 2011).

Average Annual Total Returns
(for the periods ended December 31, 2017)
	1 Year	5 Years	Since Inception (3/31/09)
High Yield Fund
Return Before Taxes – Class I	8.24%	5.72%	11.16%
Return After Taxes on Distributions – Class I	5.51	2.87	7.77
Return After Taxes on Distributions and Sale of Fund Shares – Class I	4.65	3.08	7.43
Return Before Taxes – Class A	3.98	4.65	10.31
Return Before Taxes – Class C	6.17	4.65	10.05
ICE BofAML BB-B U.S. High Yield Constrained Index (reflects no deduction for fees, expenses or taxes)	6.98	5.59	10.97

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs). After-tax returns are shown for only Class I. After-tax returns for other classes will vary.

In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides a tax deduction that benefits the investor.

Management

Advisor.  Hotchkis & Wiley Capital Management, LLC.

Portfolio Managers.

Investment team member	Primary title with Advisor	Started with the Fund
Ray Kennedy, CFA	Portfolio Manager	2009
Mark Hudoff	Portfolio Manager	2009
Patrick Meegan	Portfolio Manager	2012
Richard Mak, CFA	Portfolio Manager	2014

Purchase and Sale of Fund Shares.  You may purchase, exchange or redeem Fund shares on any day the New York Stock Exchange (“NYSE”) is open for trading by written request via mail (Hotchkis & Wiley Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) or through a broker-dealer or other financial intermediary.  You may also purchase Fund shares by wire transfer.  You may exchange or redeem Fund shares by telephone at 1-866-HW-FUNDS (1-866-493-8637).

Table of Contets - Prospectus

Fund Summary: Hotchkis & Wiley Funds

The minimum initial investment for Class I shares is $250,000.  For Class A and Class C shares, the minimum initial investment in the Fund is $2,500 for regular accounts and $1,000 for IRAs.  The minimum initial investment for Class T shares is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor.  The minimum subsequent investment in the Fund for all share classes is generally $100. The Fund is currently not offering Class T shares to investors.

Tax Information.  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA.  Such tax-advantaged arrangements may be taxed later upon a withdrawal from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries.  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and/or its Advisor may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Table of Contets - Prospectus

Fund Facts
ABOUT THE FUNDS

Non-Fundamental Investment Policy
The Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund and High Yield Fund will provide 60 days’ prior written notice to shareholders of a change in a Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.  For purposes of any 80% non-fundamental policy, equity securities shall include without limitation exchange-traded funds (“ETFs”) that have an investment strategy similar to the Fund’s or that otherwise are permitted investments of the Fund. (Each Fund’s investment objective(s) is a fundamental policy that cannot be changed by action of the Board of Trustees of Hotchkis & Wiley Funds (the “Trust”) without shareholder approval.)

All Funds
Money Market Investments
To meet redemptions and when waiting to invest cash receipts, the Funds may invest in short-term, investment grade bonds, money market mutual funds and other money market instruments.  To the extent that a Fund invests in a money market mutual fund, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market mutual fund’s advisory fees and operational expenses.

Temporary Defensive Investments
A Fund temporarily can invest up to 100% of its assets in short-term, investment grade bonds, money market mutual funds and other money market instruments in response to adverse market, economic or political conditions. A Fund may not achieve its objective using this type of investing.

Value Investing
The Advisor follows a value style that emphasizes owning select securities that, in the opinion of the Advisor, offer exceptional value independent of whether those securities are represented in the Funds’ respective benchmarks.  The Advisor believes that value investment strategies provide greater risk-adjusted returns than growth investment strategies. Additionally, the Advisor believes that over the long term, investors are better served owning low-expectation stocks that trade at discounts to the value of their future cash flows than high-expectation stocks that trade at premiums. The Advisor identifies these investment opportunities by employing a disciplined, bottom-up research process that emphasizes internally generated fundamental research whose consistent application seeks to maximize long-term performance.

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Value Opportunities Fund and Capital Income Fund emphasize these characteristics in different degrees depending on investment objective(s) and market capitalization focus.  These Funds’ holdings may differ significantly from their respective benchmarks.

What are the main risks of investing in the Funds?
As with any mutual fund, the value of a Fund’s investments, and therefore the value of its shares, may go down and you could lose all or a portion of your investment in the Fund.  Many factors can affect those values.  The factors that are most likely to have a material effect on a Fund’s portfolio as a whole are called “principal risks.”  The principal risks of investing in a Fund, which could adversely affect its net asset value (“NAV”), yield and total return, are described in this section.  A Fund may be subject to additional risks other than those described below because the types of investments made by the Fund can change over time.   We cannot guarantee that a Fund will achieve its investment objective(s) or that the Fund’s performance will be positive for any period of time.  Historically, there have been extended periods of time in which certain Funds have not achieved their investment objective(s).

Percentage Investment Limitations
Unless otherwise stated, all percentage limitations on Fund investments listed in this Prospectus will apply at the time of investment. A Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Table of Contets - Prospectus

Fund Facts

Each Fund’s principal risks are listed below:

	Diversified Value Fund	Large Cap Value Fund	Mid- Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	International Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Active Management Risk	X	X	X	X	X	X	X	X	X	X
ADRs and GDRs Risk	X	X				X	X		X
Call Risk									X	X
Capitalization Risk	X	X	X	X	X	X	X	X	X
Credit Ratings and Unrated Securities Risks								X	X	X
Credit Risk								X	X	X
Currency Risk						X	X	X	X	X
Derivatives Risk								X	X	X
Emerging Market Risk						X	X			X
Equity Securities Risk	X	X	X	X	X	X	X	X	X
Eurozone Risk						X	X
Financial Sector Risk	X	X	X	X	X	X	X	X
Fixed Income Securities Risk								X	X	X
Foreign (Non-U.S.) Investment Risk	X	X	X	X	X	X	X	X	X	X
High Yield Risk								X	X	X
Income Risk									X	X
Industrial Sector Risk				X			X
Interest Rate Risk								X	X	X
Issuer Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Leverage Risk									X	X
Liquidity Risk									X	X
Market Risk	X	X	X	X	X	X	X	X	X	X
Mortgage-Related and Other Asset-Backed Securities Risk									X	X
Non-Diversification Risk								X
Portfolio Turnover Risk								X
Security Selection Risk	X	X	X	X	X	X	X	X	X	X
Style Risk	X	X	X	X	X	X	X	X	X

Active Management Risk
The Funds are subject to management risk because they are actively managed investment portfolios. The Advisor invests in securities that may not necessarily be included in a Fund’s benchmark.  To the extent that the Advisor invests a Fund’s assets in securities that are not in the Fund’s applicable benchmark index, there is a greater risk that the Fund’s performance will deviate from that of the benchmark.  The Advisor does not seek to replicate the performance of any index.  The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these decisions will produce the desired results. Additionally, legislative, regulatory or tax developments may affect the investment techniques available to the portfolio managers in connection with managing the Funds and may also adversely affect the ability of the Funds to achieve their investment objectives.

Table of Contets - Prospectus

Fund Facts

American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) Risk
ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks, because their values depend on the performance of the non-dollar denominated underlying foreign securities.
Certain countries may limit the ability to convert ADRs into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related ADR. ADRs may be purchased through sponsored or unsponsored facilities. A sponsored facility is established jointly by a depositary and the issuer of the underlying security. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Unsponsored receipts may involve higher expenses and may be less liquid. Holders of unsponsored ADRs generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

GDRs can involve currency risk since, unlike ADRs, they may not be U.S. dollar denominated.  A Fund’s NAV could decline if the currency of the non-U.S. market in which the Fund invests depreciates against the U.S. dollar, even if the value of the Fund’s holdings, measured in the foreign currencies, increases.

Call Risk
Call risk is the risk that an issuer may exercise its right to redeem a fixed income security earlier than its maturity (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Capitalization Risk
The Diversified Value Fund, Large Cap Value Fund and Capital Income Fund invest in securities of large cap companies.  Large cap companies as a group could fall out of favor with the market, causing a Fund to underperform investments that focus on small or mid-cap companies.

The Diversified Value Fund and Large Cap Value Fund may also invest in the securities of mid-cap companies. The Mid-Cap Value Fund, Small Cap Value Fund and Small Cap Diversified Value Fund invest in the securities of small and mid-cap companies. Investment in small and mid-cap companies may involve more risk than investing in larger, more established companies. Small and mid-cap companies may have limited product lines or markets. They may be less financially secure than larger, more established companies. They may depend on a small number of key personnel. Should a product fail, or if management changes, or if there are other adverse developments, a Fund’s investment in a small or mid-cap company may lose substantial value.

The general risks associated with fixed income securities and equity securities are particularly pronounced for securities issued by companies with small or mid-sized market capitalizations. In addition, small and mid-cap companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

The Global Value Fund, International Value Fund and Value Opportunities Fund invest in companies of any size market capitalization.

Credit Ratings and Unrated Securities Risks
Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. The SAI describes the various ratings assigned to fixed income securities by Moody’s, S&P and Fitch. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks.  Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates.  Rating restrictions are reviewed at time of purchase.  A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase or the Fund’s minimum rating requirements.  The Advisor does not rely solely on credit ratings, and may develop its own analysis of issuer credit quality.  A Fund may purchase unrated securities (which are not rated by a rating agency) if its portfolio manager determines that the security is of comparable quality to a rated security that the Fund may purchase.  Unrated securities may be less liquid than comparable rated securities and involve the risk that the portfolio manager may not accurately evaluate the security’s comparative credit rating.  Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality fixed income securities.  To the extent that a Fund invests in high yield and/or unrated securities, a Fund’s success in achieving its investment objectives may depend more heavily on the portfolio managers’ creditworthiness analysis than if the Fund invested exclusively in higher-quality and rated securities.

Table of Contets - Prospectus

Fund Facts

Credit Risk
A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest.

Currency Risk
If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the returns of a Fund.

Derivatives Risk
A derivative is a financial contract with a value that depends on, or is derived from, the value of an underlying asset, reference rate or index. The various types of derivative instruments that a Fund may use are described in detail under “Description of the Funds, Their Investments and Risks” in the SAI. A Fund typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. A Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulﬁll its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the creditworthiness of the Fund’s clearing broker, or the clearinghouse itself, rather than to a counterparty in an OTC derivative transaction. By investing in a derivative instrument, a Fund could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

When a derivative is used as a hedge against a position that a Fund holds, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. Although hedging can reduce or eliminate losses, it can also reduce or eliminate gains. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that a Fund’s hedging transactions will be effective.

Emerging Market Risk
Foreign (non-U.S.) investment risk may be particularly high to the extent that a Fund invests in emerging market securities.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities Risk
Equity securities, both common and preferred stocks, have greater price volatility than fixed income securities.  The market price of equity securities owned by a Fund may go down, sometimes rapidly or unpredictably.  Equity securities may decline in value due to factors affecting equity securities markets generally or particular industries represented by those markets.

Table of Contets - Prospectus

Fund Facts

Eurozone Risk
A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”).  One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. To the extent that a Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

Financial Sector Risk
The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund and Value Opportunities Fund currently invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Fixed Income Securities Risk
The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund invest in fixed income securities.  Fixed income securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

Foreign (Non-U.S.) Investment Risk
A Fund may invest in foreign (non-U.S.) securities and may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers and investments in securities of foreign issuers may be subject to foreign withholding and other taxes. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. To the extent that a Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments.  Additionally, adverse conditions in a certain region may adversely affect securities of other countries with economies that appear to be unrelated.

High Yield Risk
A Fund’s investments in high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may subject the Fund to greater levels of credit, call and liquidity risk than funds that do not invest in such securities. While offering a greater potential opportunity for capital appreciation and higher yields, high yield securities typically entail greater potential price volatility and may be less liquid than higher-rated securities.  These securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments. They may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-rated securities of similar maturity.  An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

Income Risk
The Capital Income Fund and High Yield Fund are subject to income risk, which is the risk that the Fund’s income will decline during periods of falling interest rates or when the Fund experiences defaults on debt securities it holds. The Fund’s income declines when interest rates fall because, as the Fund’s higher-yielding debt securities mature or are prepaid, the Fund must re-invest the proceeds in debt securities that have lower, prevailing interest rates. The amount and rate of distributions that the Fund’s shareholders receive are affected by the income that the Fund receives from its portfolio holdings. If the income is reduced, distributions by the Fund to shareholders may be less.

Industrial Sector Risk
The Small Cap Value Fund and International Value Fund currently invest a significant portion of their assets in companies in the industrial sector. The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Table of Contets - Prospectus

Fund Facts

Interest Rate Risk
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. These risks may be greater in the current market environment because, as of the date of this prospectus, certain interest rates are at or near historic lows. If the Federal Reserve raises the federal funds rate, there is a risk that interest rates will rise, which will likely drive down the prices of fixed income securities.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of a Fund’s shares.

Issuer Risk
The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Large Shareholder Risk
To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Leverage Risk
Leverage risk is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Liquidity Risk
To the extent that a security is difficult to sell (whether because of a lack of an active market or because of unusual market conditions), a Fund may either be forced to accept a lower price for it or may have to continue to hold the security.  Either outcome could adversely affect Fund performance.  Illiquid securities are securities that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities.  A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.  Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve foreign (non-U.S.) securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have increased exposure to liquidity risk.  Fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to ﬁxed income securities with shorter durations until maturity.

Liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difﬁcult for a Fund to sell investments within the allowable time period to meet redemptions. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate ﬁxed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

Market Risk
Market risk is the risk that the market price of securities owned by the Funds may go down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Table of Contets - Prospectus

Fund Facts

Policy changes by the U.S. Government and/or Federal Reserve, such as raising interest rates, also could cause increased volatility in financial markets and higher levels of shareholder redemptions, which could have a negative impact on a Fund. Adverse market events may also lead to increased shareholder redemptions, which could cause a Fund to experience a loss or difficulty in selling investments to meet such redemptions.

Mortgage-Related and Other Asset-Backed Securities Risk
Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Fund because the Fund may have to reinvest that money at the lower prevailing interest rates. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Non-Diversification Risk
The Value Opportunities Fund is non-diversified under federal securities laws, meaning the Fund can invest more than 5% of its assets in the securities of any one issuer. Investing in a non-diversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a non-diversified fund. The Fund’s share values could fluctuate more than those of funds holding more securities in their portfolios.

Portfolio Turnover Risk
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover (i.e., over 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities.  Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).  The trading costs and tax effects associated with portfolio turnover may lower a Fund’s effective return for investors.

Security Selection Risk
The Advisor may misjudge the risk and/or return potential of a security.  This misjudgment can result in a loss or a significant deviation relative to a Fund’s benchmark index or indices.

Style Risk
The Advisor follows an investing style that favors value investments.  Historically, value investments have performed best during periods of economic recovery.  Therefore, the value investing style may over time go in and out of favor.  At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.  Investors should be prepared to tolerate volatility in Fund returns.

Other Investments
This Prospectus does not attempt to disclose all of the various types of securities and investment techniques that may be used by each Fund.  As with other actively managed mutual funds, investors in the Funds rely on the professional investment judgment and skill of the Advisor and the individual portfolio managers.  Please see “Description of the Funds, Their Investments and Risks” in the SAI for additional information about the securities and investment techniques that may be used by the Funds and their related risks.

Investing in any of the Funds does not constitute a complete investment program. You should consider the Funds as just one part of your investment program. Each Fund may invest in a company that another Fund may hold. As a result, investing in multiple Funds might not provide meaningful diversification for shareholders’ investment portfolios.  In addition, holding multiple Funds may result in exposure to individual companies, industries and/or economic sectors beyond what may be appropriate for your individual portfolio, goals and/or risk tolerance.  You should contact your investment professional for further information regarding these increased risks and exposures.

Table of Contets - Prospectus

Fund Facts

ADDITIONAL INFORMATION

Each year the Funds will send investors an annual report (along with an updated Summary Prospectus) and a semi-annual report, which contain important financial information about the Funds. To reduce expenses, we will send one annual report, one semi-annual report and one Summary Prospectus per household, unless you instruct us or your financial intermediary otherwise.

If you would like further information about the Funds, including how they invest, please see the SAI, which is available on the Funds’ website (www.hwcm.com/literature).

The Funds’ complete unaudited portfolio holdings as of each month-end generally will be available by the last business day of the following month on the Funds’ website. This information will, at a minimum, remain on the Funds’ website until the Funds file a list of their holdings in regulatory filings with the Securities and Exchange Commission for the relevant periods. A complete description of the Funds’ policies and procedures regarding the disclosure of portfolio holdings can be found in the SAI.

Table of Contets - Prospectus

Shareholder Services
ABOUT CLASS I, CLASS A, CLASS C, CLASS R, CLASS T and CLASS Z SHARES

The Funds are available for purchase only by residents of states in which the Funds’ shares are registered for sale.

Not everyone is eligible to buy Class I shares or the High Yield Fund’s Class Z shares.  Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans.  The Small Cap Diversified Value Fund, Global Value Fund and Capital Income Fund are currently not offering Class C shares to investors and the International Value Fund is currently not offering Class A or Class C shares to investors.  Class T shares are not currently offered to investors and would only be available through certain financial intermediaries.  Only Class Z shares of the High Yield Fund are currently offered to investors. Class Z shares may not be available through your financial intermediaries.  New investors in the Small Cap Value Fund must meet certain exceptions as discussed in the section entitled “Small Cap Value Fund – Limited Availability.”

Each class has its own sales charge and expense structure, allowing you to invest in the way that best suits your needs. Each share class represents an ownership interest in the same investment portfolio as the other classes of shares of that Fund. When you choose your class of shares, you should consider the size of your investment and how long you plan to hold your shares. Your financial consultant or other financial intermediary can help you determine which share class is best suited to your personal financial goals.  If you qualify to purchase Class I shares, you should purchase them rather than any other class, since the other share classes (with the exception of Class Z shares for the High Yield Fund) have higher expenses than Class I shares.  Each class of a Fund invests in the same portfolio of securities; however, the returns for each class of shares would differ because each class is subject to different expenses.

The Funds’ shares are distributed by Quasar Distributors, LLC (the “Distributor”).

Investors eligible to purchase Class I shares or Class Z shares of the Funds may do so at the Funds’ NAV without a sales charge or other fee. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Funds.

If you select Class A or Class T shares, you generally pay the Distributor a sales charge at the time of purchase. You may be eligible for a sales charge reduction or waiver.  The Funds have adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (“1940 Act”), that allows the Funds to pay distribution and service fees for the sale, distribution and shareholder servicing of their shares.  If you buy Class A or Class T shares, you also pay out of Fund assets this annual distribution and service fee of 0.25%. Because distribution and service fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.  In addition, you may be subject to a deferred sales charge on Class A shares if you redeem an investment of $1 million or more within one year.  Class T shares are not subject to a contingent deferred sales charge.

If you select Class C or Class R shares, you will invest the full amount of your purchase price, but you will be subject to an annual distribution and service fee, as described above, of 1.00% for Class C shares, and 0.50% for Class R shares. Because these fees are paid out of Fund assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. In addition, you may be subject to a deferred sales charge when you redeem Class C shares within one year.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary.  Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below.  In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these waivers or discounts.  Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A for more information.

Table of Contets - Prospectus

Shareholder Services

Certain financial intermediaries that make the Funds’ shares available to their customers may charge fees in addition to those described in this Prospectus for providing certain services, including: marketing, distribution or other services intended to assist in the offer and sale of Fund shares; shareholder servicing activities; and/or sub-transfer agency services provided to individual shareholders or beneficial owners where a financial intermediary maintains omnibus accounts with the Funds’ transfer agent.  The Advisor, the Distributor or their affiliates may pay all or a portion of those fees out of their own resources. The compensation is discretionary and may be available only to selected selling and servicing agents. The amount of fees paid to a financial intermediary in any given year will vary and may be based on one or more factors, including a fixed amount, a fixed percentage rate, a financial intermediary’s sales of Fund shares, assets in Fund shares held by the intermediary’s customers, or other factors.  In addition, consistent with applicable regulations, the Advisor, the Distributor or their affiliates may from time to time pay for or make contributions to financial intermediaries or their employees in connection with various activities including: training and education seminars for financial intermediary employees, clients and potential clients; due diligence meetings regarding the Funds; recreational activities; gifts; and/or other non-cash items.  See the SAI for a discussion of marketing and support payments and sub-transfer agency policies. The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.

To better understand the pricing of the Funds’ shares, we have summarized the information below.  The summary is qualified by the more detailed information set forth below with respect to each class.

	Class I	Class A	Class C	Class R	Class T	Class Z
Availability	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.	Generally available through selected securities brokers and other financial intermediaries.	Generally available through selected securities brokers and other financial intermediaries.	Available from Large Cap Value Fund and Mid-Cap Value Fund and only to certain retirement plans.	Generally available through selected securities brokers and other general intermediaries.	Generally available to pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals.
Initial Sales Charge?	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Lower sales charges available or waived for certain investments.	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes. Payable at time of purchase. Sales charges waived for certain investments.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge?	No.	No. (May be charged for purchases over $1 million that are redeemed within one year.)	Yes. Payable if you redeem within one year of purchase.	No.	No.	No.
Redemption Fee?	Yes.*	Yes.*	Yes.*	No.	Yes.*	Yes.*
Distribution and/or Service Fees?	None.	0.25%	1.00%	0.50%	0.25%	None
Conversion to A Shares?	No.	Not applicable.	Yes. Automatically after approximately eight years.	No.	No.	No.
*
There is a 2% redemption fee on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less, subject to limited exceptions. The other Funds do not impose a redemption fee.

Class I Shares

Class I shares are offered primarily for direct investments by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Class I shares may also be offered through certain financial intermediaries that charge their customers transaction or other service fees with respect to their customers’ investments in the Funds.

Table of Contets - Prospectus

Shareholder Services

Pension and profit-sharing plans, employee benefit trusts and employee benefit plan alliances and “wrap account” or “managed fund” programs established with broker-dealers or financial intermediaries that maintain an omnibus or pooled account for a Fund and do not require a Fund or the Advisor to pay an annual administrative or service fee greater than 0.25% generally may purchase Class I shares, subject to investment minimums.

The minimum initial investment for Class I shares is $250,000.  The Advisor may waive the initial minimum in certain circumstances, including the following:

•	Transfers of shares from existing accounts if the registration or beneficial owner remains the same.

•	Employees of the Advisor and its affiliates and their families.

•	Employee benefit plans sponsored by the Advisor.

•	Certain retirement, wrap or other fee based programs offered by financial intermediaries.

•	Trustees of the Trust and their families.

•	Institutional clients of the Advisor.

•	Employer sponsored retirement plans.

•	Registered investment advisors purchasing shares for their clients through transaction fee programs.

Before making an investment in Class I shares, you should call the Advisor at 1-800-796-5606 to determine if you are eligible to invest in Class I. The Advisor will provide you with an application form and give you further instructions on how to invest. The transfer agent must have received your completed application before you may make an initial investment.

Class A Shares – Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund

Currently, the International Value Fund is not offering Class A shares to investors.

If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $25,000	5.25%	5.54%	5.00%
$25,000 but less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.00%	4.17%	3.75%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares – Capital Income Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $50,000	4.75%	4.99%	4.50%
$50,000 but less than $100,000	4.25%	4.44%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Table of Contets - Prospectus

Shareholder Services

Class A Shares – High Yield Fund
If you select Class A shares, you will pay a sales charge at the time of purchase as shown in the following table.  Securities brokers’ compensation will be as shown in the last column.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price
Less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.25%	3.36%	3.00%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 and over	0.00%	0.00%	0.00%**
* Rounded to the nearest one-hundredth percent. ** The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares - General
No initial sales charge applies to shares that you buy through reinvestment of dividends.

If you invest $1 million or more in Class A shares, you do not pay an initial sales charge, and the Advisor compensates the selling dealer or other financial intermediary.  You may be charged a deferred sales charge of 0.75% if you redeem your shares within one year after purchase.  Shares acquired through reinvestment of distributions are not subject to a contingent deferred sales charge (“CDSC”).  Shares not subject to a CDSC will be sold first.  The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

Investors qualifying for significantly reduced initial sales charges on Class A shares may find the initial sales charge alternative particularly attractive, because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A shares, because over time the accumulated ongoing distribution and service fees on Class C shares may exceed the initial sales charges and lower distribution and service fees on Class A shares. In addition, the ongoing Class C distribution and service fees will cause Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the Class A shares.

Table of Contets - Prospectus

Shareholder Services

A reduced or waived sales charge on a purchase of Class A shares may apply for:

•	Purchases under a Right of Accumulation or Letter of Intent;

•	Certain programs of selected securities brokers and other financial intermediaries that have an agreement with the Distributor or its affiliates;

•
Financial intermediaries who have entered into an agreement with the Distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to their customers;

•	Certain wrap or other fee-based programs offered by financial intermediaries;

•	Registered representatives (and their immediate family members as described below under “Right of Accumulation”) of brokers-dealers who act as selling agents;

•
Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans, other than employer sponsored retirement plans that purchase Class A shares through brokerage relationships in which sales charges are customarily imposed.

Investors may need to provide their financial intermediary with the information necessary to take full advantage of reduced or waived Class A sales charges. Certain intermediaries may provide different shares charge waivers or discounts.  These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this prospectus.

Right of Accumulation

A Right of Accumulation permits you to pay the sales charge applicable to the current market value (based on the maximum offer price) of all shares you own in all series and classes of the Funds held at the financial intermediary at which you are making the current purchase. If the current purchase is made directly through the transfer agent, then only those shares held directly at the transfer agent may apply toward the right of accumulation. Shares held in the name of a nominee or custodian under pension, profit-sharing or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation. The following are relationships that, if held individually or in any combination within the group, can be aggregated: the individual; his/her spouse; his/her children under 21; any account that has the same social security number as the individual, his/her spouse and/or his/her children under 21. In order to receive a reduced sales charge, you must, at the time of purchase, provide sufficient information to permit verification that the purchase qualifies for the discount. All eligible shareholder names, account numbers and tax identification numbers, along with an indication of the relationship to the investor, must be included at the time of the initial purchase. The Right of Accumulation may be amended or terminated at any time.

Letter of Intent

A Letter of Intent permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $25,000 in the Hotchkis & Wiley Funds (excluding the Capital Income Fund and High Yield Fund) within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  A Letter of Intent for the Capital Income Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $50,000 in the Capital Income Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  A Letter of Intent for the High Yield Fund permits you to pay the Class A sales charge that would be applicable if you agree to buy at least $100,000 in the High Yield Fund within a 13-month period, starting with the first purchase pursuant to the Letter of Intent.  The Letter of Intent is not a binding obligation to purchase any amount of Class A shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intent may be included under a subsequent Letter of Intent executed within 90 days of such purchase if you notify the transfer agent in writing of this intent within the 90-day period. The value of Class A shares of a Fund presently held, based on the maximum offer price, on the date of the first purchase under the Letter of Intent may be included as a credit toward the completion of the Letter, but the reduced sales charge applicable to the amount covered by the Letter will be applied only to new purchases. At the end of the 13-month period, if the total amount of shares does not equal the amount stated in the Letter of Intent, you will be notified and must pay the difference between the sales charge on the Class A shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A shares equal to 5% of the intended amount will be held in escrow during the 13-month period (while remaining registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intent must be at least 5% of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. Purchasers who may qualify for this further reduced sales charge must provide the transfer agent with sufficient information to permit confirmation of qualification. In order to execute a Letter of Intent, please contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for instructions.

If you redeem Class A shares and within 60 days buy new Class A shares in the same Fund and register the account in the same way as the redeemed shares, you will not pay a sales charge on the new purchase amount. The amount eligible for this Reinstatement Privilege may not exceed the amount of your redemption proceeds. To exercise the privilege, contact your financial consultant, selected securities dealer, other financial intermediary or the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

Class A shareholders may be able to convert to Class I shares of the same Fund if the Class A shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class A shares to Class I shares is not a taxable event for federal income tax purposes.

Please see “Intermediary–Defined Sales Charge Waiver Policies” in Appendix A below for more information.  You can find information about sales loads and breakpoints free of charge on the Fund’s website at www.hwcm.com and in the SAI, which is also available on the website.

Table of Contets - Prospectus

Shareholder Services

Class C Shares
Currently, the Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund are not offering Class C shares to investors.  If you select Class C shares, you do not pay an initial sales charge at the time of purchase. However, the Distributor compensates the selling dealer or other financial intermediary. If you redeem your Class C shares within one year after purchase, you may be required to pay a deferred sales charge. You will also pay distribution and service fees of 1.00% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the 1940 Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges. The Distributor uses the money that it receives from the distribution fees primarily to compensate financial consultants, selected securities brokers or other financial intermediaries who assist you in purchasing Fund shares and also to cover the costs of marketing and advertising. The service fees pay for personal services provided to shareholders and the maintenance of shareholder accounts.  Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing the 1.00% up-front commission to dealers who sell Class C shares.

Shareholders eligible to invest at NAV ($1 million sales charge breakpoint discount) may not purchase Class C shares.

If you redeem Class C shares within one year after purchase, you may be charged a deferred sales charge of 1.00%.  Shares acquired through reinvestment of distributions are not subject to a CDSC.  Your deferred sales charge will be based on the original cost of the shares being redeemed.  Shares not subject to a CDSC will be sold first.  If you sell only some of your shares, shares not subject to a CDSC are sold first.  The circumstances in which a deferred sales charge may be reduced or waived are included under the heading “Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares” in this section.

Your Class C shares convert automatically into Class A shares approximately eight years after purchase.  Class A shares are subject to lower annual expenses than Class C shares.  The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares. Please contact your financial intermediary for additional information on how to convert your shares into another share class. The conversion of Class C shares to Class I shares is not a taxable event for federal income tax purposes.

Reduction or Waiver of Deferred Sales Charges Applicable to Class A and Class C Shares
The deferred sales charge relating to Class A and Class C shares may be reduced or waived in certain circumstances, such as:

•	Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2 years old;

•	Redemptions by certain eligible 401(a) and 401(k) plans offered through a recordkeeping platform and certain retirement plan rollovers;

•
Withdrawals resulting from shareholder death or disability as long as the waiver request is made within one year after death or disability or, if later, reasonably promptly following completion of probate, or in connection with involuntary termination of an account in which Fund shares are held;

•	Redemptions resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

•	Withdrawals through a Systematic Withdrawal Plan;

•	Certain qualified plans for which the Distributor does not pay upfront commissions to selected dealers; and

•	Redemptions of shares acquired through reinvestment of dividends and distributions.

Certain intermediaries may provide different Class A share or Class C share CDSC waivers or discounts.  These waivers and/or discounts and the applicable intermediaries are described under “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A to this prospectus.

Table of Contets - Prospectus

Shareholder Services

Class R Shares
Class R shares are offered only by the Large Cap Value Fund and Mid-Cap Value Fund and are available only to certain retirement plans. If you select Class R shares, you do not pay either an initial sales charge or a deferred sales charge. You will pay distribution and service fees of 0.50% each year under a distribution plan that the Funds have adopted under Rule 12b-1 under the 1940 Act. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

Class T Shares
Currently, the Funds are not offering Class T shares to investors.  Class T shares are only available through certain securities brokers and other financial intermediaries, and third parties who make Class T shares available to their clients.  Not all financial intermediaries and third parties make Class T shares available to their clients.  Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment fees, policies and procedures for purchasing and selling Fund shares, which are not described in this Prospectus or the SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.  Consult a representative of your financial intermediary about the availability of Class T shares of the Funds and the intermediary’s policies, procedures and other information.  Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T shares.

Purchases of Class T shares are subject to a front-end sales charge of up to 2.50% of the total purchase price; however, sales charges may be waived as indicated below.  Sales charges are not imposed on Class T shares that are acquired with reinvested dividends or other distributions.  The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested.  The term “offering price” includes the front-end sales charge.

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

Waiver of Sales Charges on Class T Shares

There are generally no sales charge waivers for Class T shares purchases.  However, the sales charge will be waived if you are reinvesting dividends or distributions.  In addition, a sales charge waiver may apply to share class conversions and transactions by certain employer-sponsored retirement plans depending on your financial intermediary's policies and procedures. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Defined Sales Charge Waiver Policies.”

Class Z Shares
As of the date of this Prospectus, only Class Z shares of the High Yield Fund are currently offered to investors. Class Z Shares of the Funds are generally offered to investors (provided that no compensation, administrative payments, sub-transfer agency payments or service payments are required) where Class Z shares are held through plan level or omnibus accounts such as employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans as well as financial intermediaries who have made the Class Z shares available to their clients.

Class Z shares are also available to high net worth individuals, endowments, foundations, trusts, estates, governmental institutions, and corporations, (collectively “institutional accounts”). Other institutional accounts may be permitted to purchase Class Z shares subject to the Fund’s determination of eligibility. The minimum initial investment for institutional accounts is $1,000,000. Accounts cannot be aggregated to meet the initial minimum. The minimum initial investment amount may be waived subject to the Fund’s discretion. You may be required to pay brokerage commissions on your purchases and sales of Class Z shares of the Funds.

Class Z shares may not be available through certain financial intermediaries.

HOW TO BUY, SELL, TRANSFER AND EXCHANGE SHARES

The following chart summarizes how to buy, sell, transfer and exchange shares through your financial consultant, selected securities dealer, broker, investment adviser, service provider or other financial intermediary. Because the selection of a mutual fund involves many considerations, your financial consultant, selected securities dealer or other financial intermediary may help you with this decision. The Funds do not issue share certificates.

Table of Contets - Prospectus

Shareholder Services

In compliance with the USA PATRIOT Act of 2001 (Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act), please note that the transfer agent will verify certain information on your application as part of the Funds’ Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the transfer agent if you need additional assistance with your application.

If the Funds do not have a reasonable basis for determining your identity, the account will be rejected or you will not be allowed to perform transactions on the account until the necessary information to confirm your identity is received. The Funds reserve the right to close the account within five (5) business days if such information is not received.

Shares of the Funds have not been registered for sale outside of the United States.

If You Want To	Your Choices	Information Important for You to Know
Buy Shares	First, select the share class appropriate for you. Not everyone is eligible to buy Class I, Class R, Class T and Class Z shares.	Refer to the pricing of shares table in the section entitled “About Class I, Class A, Class C, Class R, Class T and Class Z Shares.” Be sure to read this Prospectus carefully.

Next, determine the amount of your investment.
For Class I shares, the minimum initial investment is $250,000.  For Class A, Class C and Class R shares, the minimum initial investment is $2,500 ($1,000 for IRA or other individual retirement accounts).  For Class T shares, the minimum initial investment is $1,000.  The minimum for Class Z shares will vary depending on the type of qualifying investor.  There is no minimum initial investment for retirement plans.  (The minimums for initial investments may be reduced or waived under certain circumstances.)

Financial advisors, broker-dealers, bank trust departments, or other financial intermediaries offering asset allocation models or other fee-based programs may have initial investment minimums of less than $2,500. Certain fund supermarket platforms may have initial investment minimums of less than $2,500. Consult your investment professional for the minimum initial investment specified by the program’s provider.

Have your financial consultant, selected securities dealer or other financial intermediary submit your purchase order.
The price of your shares is based on the next calculation of NAV per share after receipt of your order. Purchase orders received prior to the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) are priced at the NAV determined that day (plus applicable sales charges for Class A and Class T shares). Certain financial intermediaries, however, may require submission of orders prior to that time.

Purchase orders received after that time are priced based on the NAV determined on the next business day. The Fund may reject any order to buy shares and may suspend the sale of shares at any time. Certain financial intermediaries may charge a fee to process a purchase.

Purchase through the transfer agent
Purchase By Mail
Send a completed account application along with a check payable to HOTCHKIS & WILEY FUNDS to the following address:

(regular mail)
Hotchkis & Wiley Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin  53201-0701

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Shareholder Services

If You Want To	Your Choices	Information Important for You to Know

(overnight)
Hotchkis & Wiley Funds
c/o U.S. Bancorp Fund Services, LLC
615 E. Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.  Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp Fund Services, LLC post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the Funds. Receipt of purchase orders or redemption requests is based on when the order is received at the transfer agent’s offices.

Checks must be drawn on a U.S. bank in U.S. dollars for the exact amount of the purchase.  You will receive the NAV (plus applicable sales charges for Class A shares) next determined after the transfer agent receives your check and completed application. The Funds will not accept payment in cash, money orders, U.S. Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post-dated checks or any conditional order or payment.  If your check does not clear, you will be charged a $25 service charge and for any other losses sustained by the Funds.

Purchase By Wire
If you are making your first investment in the Funds, before you wire funds, the transfer agent must have a completed account application.  You may mail or overnight deliver your account application to the transfer agent.  Upon receipt of your completed account application, the transfer agent will establish an account for you.  The account number assigned will be required as part of the instruction that should be provided to your financial institution to send the wire.  Your financial institution must include the name of the Fund you are purchasing, the account number, and your name so that the wire may be correctly applied.  Your bank should transmit funds by wire to:

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI  53202
ABA #075000022
For credit to U.S. Bancorp Fund Services, LLC
Account #112-952-137
For further credit to HOTCHKIS & WILEY FUNDS
    [Name of Fund]
    shareholder name and account number

Federal fund purchases will only be accepted on a day on which the Funds and the custodian are open for business. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing.  The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Add to Your Investment	Purchase additional shares	The minimum investment for additional purchases is generally $100. (The minimums for additional purchases may be waived under certain circumstances.)

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Shareholder Services

If You Want To	Your Choices	Information Important for You to Know

If you purchased your shares through the transfer agent, forms for additional contributions are included with your account statements or by calling 1-866-HW-FUNDS (1-866-493-8637). You may purchase additional shares via wire. Before sending your wire, please contact the transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit of your wire.

Your financial consultant, selected securities dealer or other financial intermediary may also submit your order.

	Acquire additional shares through the automatic dividend reinvestment plan	Unless you elect to receive dividends in cash, all dividends are automatically reinvested without a sales charge.

Participate in the automatic investment plan
You may invest a specific amount on a periodic basis through the transfer agent. The current minimum for such automatic investments is $100 (subsequent to the minimum initial investment). The minimum may be waived or revised under certain circumstances. To participate in the plan, your financial institution must be a member of the Automated Clearing House (“ACH”) network. You may change or terminate your participation in the plan at any time by notifying the transfer agent five (5) calendar days prior to your next transaction.  To change your financial institution, a signature guarantee or signature validation may be required. If your financial institution rejects your transaction, the transfer agent will charge a $25 fee to your account. Selected securities brokers or other financial intermediaries may also offer automatic investment plans.

Transfer Shares to Another Securities Dealer or Other Financial Intermediary	Transfer to a participating securities dealer or other financial intermediary
You may transfer your Fund shares to another selected securities dealer or other financial intermediary if authorized dealer agreements are in place between the Distributor and the transferring intermediary and the Distributor and the receiving intermediary. Certain shareholder services may not be available for all transferred shares. All future trading of these assets must be coordinated by the receiving intermediary.

	Transfer to a non-participating securities dealer or other financial intermediary	You must either: • Transfer your shares to an account with the transfer agent or • Sell your shares, paying any applicable deferred sales charge.

Sell Your Shares	Have your financial consultant, selected securities dealer or other financial intermediary submit your sales order.
The price of your shares is based on the next calculation of NAV after receipt of your order. For your redemption request to be priced at the NAV on the day of your request (minus applicable deferred sales charges for Class A and Class C shares), you must submit your request to your selected securities dealer or other financial intermediary prior to that day’s close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time).

Certain financial intermediaries, however, may require submission of orders prior to that time. Redemption requests received after that time are priced (less applicable deferred sales charges for Class A and Class C shares) at the NAV at the close of regular trading on the next business day. Certain financial intermediaries may charge a fee to process a sale of shares.

The Fund may reject an order to sell shares under certain circumstances permitted by the Securities and Exchange Commission, including during unusual market conditions or emergencies when the Fund can’t determine the value of its assets or sell its holdings.

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Shareholder Services

If You Want To	Your Choices	Information Important for You to Know
Sell through the transfer agent
You may sell shares held at the transfer agent by writing to the transfer agent at the address on the back cover of this Prospectus. All shareholders on the account must sign the letter. A signature guarantee, from either a Medallion program member or a non-Medallion program member, will generally be required, but may be waived, in the following instances: (i) all redemptions that are more than $50,000; (ii) redemption proceeds are payable or sent to any person, address or bank account not on record; (iii) a redemption request is received by the transfer agent and the  address on record has changed within 30 calendar days; or (iv) when ownership is being changed on the account. A signature guarantee or signature validation may be required when adding telephone redemption privileges or adding/changing automated financial institution instructions on an existing account or are paid to a corporation, partnership, trust or fiduciary.  Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the Funds and/or the transfer agent reserve the right to require a signature guarantee or signature validation in other instances based on the circumstances relative to the particular situation.  You can obtain a signature guarantee from a bank, securities dealer, securities broker, credit union, savings association, national securities exchange or registered securities association. A notary public seal will not be acceptable. You may have to supply additional documentation at the request of the transfer agent, depending on the type of account. Shareholders who have an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax.  Redemption requests failing to indicate an election will generally be subject to a 10% withholding. Shares held in IRA accounts may be redeemed by telephone at 1-866-HW-FUNDS (1-866-493-8637).  Investors will be asked whether or not to withhold taxes from any distribution. There is a 2% redemption fee on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less, subject to limited exceptions. Please see the section entitled "Redemption Fee - High Yield Fund" for more information.

All requests received in good order by the transfer agent before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time) will be processed that day and the proceeds will usually be sent the next day, although it could be delayed for up to seven days. You may have a check sent to the address of record, proceeds may be wired to your pre-determined financial institution account or proceeds may be sent via electronic funds transfer through the ACH network using instructions previously provided to the transfer agent for your account. There is a $15 fee for outgoing wire transfers. In all cases, proceeds will be processed within seven calendar days following a properly completed request. There are circumstances when proceeds could be longer including, but not limited to, if you make a redemption request before a Fund has collected payment for the purchase of shares, the Fund or the transfer agent may delay mailing your proceeds. This delay will usually not exceed 12 calendar days from the date of purchase.  The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalents held in their portfolios, or by selling other portfolio holdings.  The Funds reserve the right to redeem “in-kind” as described under “Redemption in Kind,” below. The Funds may use any of these methods of satisfying redemption requests under stressed or normal market conditions.  During periods of distressed market conditions, when a significant portion of a Fund’s portfolio may be comprised of less-liquid investments, a Fund may be more likely to pay proceeds by giving you securities.

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If You Want To	Your Choices	Information Important for You to Know

You may also sell shares held at the transfer agent by telephone request if the amount being sold does not exceed $50,000 and if certain other conditions are met. The $50,000 maximum does not apply to Class I shares. Contact the transfer agent at 1-866-HW-FUNDS (1-866-493-8637) for details.  If an account has more than one owner or authorized person, the transfer agent will accept telephone instructions from any one owner or authorized person.

Sell Shares Systematically	Participate in a Fund’s Systematic Withdrawal Plan
You can choose to receive systematic payments from your Fund account either by check or through direct deposit to your financial institution account of at least $100 per payment if you have at least $10,000 in your account. You can generally arrange through the transfer agent or your selected securities dealer or other financial intermediary for systematic sales of shares of a fixed dollar amount as frequently as monthly, subject to certain conditions. Under either method, you should have dividends automatically reinvested. You may elect to change or terminate your participation in this Plan at any time by contacting the transfer agent five (5) calendar days prior to the next scheduled withdrawal.

The deferred sales charge is waived for systematic redemptions. Ask your financial intermediary or the transfer agent for details. Each withdrawal is generally a taxable event for federal income tax purposes.

Exchange Your Shares	Select the Fund into which you want to exchange.
You can exchange your shares of a Fund for shares in an identically registered account of another Hotchkis & Wiley Fund subject to the policies and procedures adopted by the participating securities dealer or other financial intermediary and to the policies described below. The minimum exchange amount is $1,000. Exchanges are generally considered a sale for federal income tax purposes.  Exchanges of Class Z shares are not currently available because Class Z shares are only offered by the High Yield Fund.

Each class of Fund shares, except Class T shares and Class Z shares, is generally exchangeable for shares of the same class of another Hotchkis & Wiley Fund.

For Class A and Class C shares, in an exchange between Funds, the holding period of the original Fund will be aggregated with the holding period of the current Fund when calculating a deferred sales charge at the redemption of those shares.

To exercise the exchange privilege, contact your financial consultant, selected securities dealer or other financial intermediary or call the transfer agent at 1-866-HW-FUNDS (1-866-493-8637).

During periods of substantial economic or market change, you may find telephone redemptions difficult to implement and may encounter higher than usual call waits.  Telephone trades must be received by or prior to market close.  Please allow sufficient time to place your telephone transaction prior to market close.  If a servicing agent or shareholder cannot contact the transfer agent by telephone, they should make a redemption request in writing in the manner described earlier. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Redemption in Kind
The Funds reserve the right to pay redeeming shareholders with large accounts securities instead of cash in certain circumstances.  If your shares are redeemed in kind, then you will incur transaction costs when you subsequently sell the securities distributed to you.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

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Shareholder Services

Liquidating Small Accounts
Because of the high cost of maintaining smaller shareholder accounts, the Funds may redeem the shares in your account (without charging any deferred sales charge) if the value of your account falls below $500 due to redemptions you have made. You will be notified that the value of your account is less than $500 before a Fund makes an involuntary redemption. You will then have 60 days to make an additional investment to bring the value of your account to at least $500 before a Fund takes any action. This involuntary redemption does not apply to retirement plans or Uniform Gifts or Transfers to Minors Act accounts. A redemption of your shares in a Fund will generally be treated as a sale for federal income tax purposes, and depending on the investor and type of account, may be subject to tax.

Unclaimed Property
Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned.  The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Funds to complete a Texas Designation of Representative form.

Right to Suspend Sales and Reject Purchase Orders
The Funds reserve the right to suspend the offering of shares at any time, and to reject a purchase order.

The Advisor and the Funds are dedicated to minimizing or eliminating short-term and/or active trading in the Funds. Purchases and exchanges of the Funds should be made for long-term investment purposes. Short-term or excessive trading into or out of a Fund may harm other shareholders in various ways, including disrupting portfolio management strategies, increasing brokerage and administrative costs, and causing the Fund to generate taxable gains. To protect the interests of the long-term shareholders of the Funds, the Board of Trustees has adopted the following policies and has authorized the Advisor to make adjustments to specific provisions in these policies as necessary to ensure their effectiveness, including the redemption fee applicable to the High Yield Fund discussed in the section entitled “Redemption Fee – High Yield Fund.”

The Funds discourage frequent purchases and redemptions of Fund shares, whether for "market timing" or any other purpose. Accordingly, the Funds reserve the right to reject any purchase or exchange request for any reason, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, a Fund may reject any purchase order, including an exchange, from any investor who, in the Advisor's opinion, has a pattern of short-term or excessive trading in the Funds or other mutual funds or whose trading has been disruptive to a Fund or other mutual funds.

The Funds monitor trading activity in a variety of ways. Active trading within a 30-day period will generally be questioned if the trades meet certain thresholds for materiality. However, the Funds may reject trades from any shareholder who the Funds believe is engaged in excessive trading, whether or not in violation of these guidelines. The Funds may consider trading patterns over a longer period than 30 days and may take into account market conditions, the number of trades and the amount of the trades in making such determinations. In applying these policies, the Funds consider the information available to them at the time and reserve the right to consider trading activity in multiple accounts under common ownership, control or influence. Additionally, these guidelines may be changed at any time without prior notice to shareholders.

When excessive or short-term trading is detected, the party involved may be banned from future trading in the Funds. Judgments related to the rejection of purchases and the banning of future trades are inherently subjective and involve some selectivity in their application. The Advisor will seek to make judgments and applications that are consistent with the interests of the Funds' shareholders.

Persons engaged in excessive trading practices may use a variety of strategies to avoid detection, such as trading through multiple financial intermediaries or within omnibus accounts that pool transactions together in one account. The Funds may not be able to effectively monitor or detect excessive or short-term trading that occurs through financial intermediaries, particularly in an omnibus account. It is common for a substantial portion of Fund shares to be held in omnibus accounts. The Funds may not always be able to detect or curtail excessive or short-term trading in omnibus accounts, which may harm shareholders as described above.

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Shareholder Services

In addition, the Funds attempt to limit exchanges in retirement plans, which often trade in omnibus accounts, to no more than one round-trip exchange per participant within a 30-day period. It is the responsibility of plan sponsors to communicate the Funds' restrictions to plan participants and monitor and apply the exchange limitation. The exchange limits may be modified to conform to individual plan exchange limits, Department of Labor regulations and automated asset allocation or dollar-cost-averaging programs. Certain automated or pre-established exchange, asset allocation and dollar-cost-averaging programs may not be subject to these exchange limits.

The Distributor has entered into agreements with respect to financial advisers and other financial intermediaries that maintain omnibus accounts with the transfer agent pursuant to which such financial advisors and other financial intermediaries undertake to cooperate with the Advisor and the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent short-term or excessive trading of the Funds’ shares through such accounts.  Certain plan recordkeepers may offer the Funds a menu of options designed to limit active trading.  These options may include blocking of exchanges or round-trip limitations for certain time periods.  Generally, the Funds prefer to implement buy blocks, whereby a participant who initiates a sale in a Fund would not be able to make a purchase for 30 days.  This limitation does not include payroll contributions, rollovers, loan transactions, automatic rebalancing or other similar transactions.  It may not be practical for each plan sponsor and/or recordkeeper to implement this systematic limitation or other short-term trading policies of the Funds.   The Funds will accept as adequate reasonable policies and procedures to detect and deter active trading even though those policies may not be as restrictive as those of the Funds.  Shareholders who own shares of the Funds through plan sponsors may request copies of such policies and procedures from those plan sponsors and/or recordkeepers.

For purposes of application of these policies, the Funds generally do not consider the following types of transactions to be active trading (unless significant in size or frequency of trades):

•	With respect to discretionary wrap programs, changes in investment models by research teams;
•	“Rebalancing” transactions by brokers or investment advisors to align accounts with target portfolios;
•	“Rebalancing” transactions by shareholders between taxable and non-taxable accounts;
•	Sales and purchases effected for the purpose of changing the class of Fund shares held;
•	Sales and purchases effected for the purpose of realizing tax gains/losses in order to offset other tax gains/losses; and
•	Sales and purchases effected by plan sponsors, recordkeepers or other intermediaries for various operational purposes.

Redemption Fee – High Yield Fund
A 2% redemption fee may be imposed on shares of the High Yield Fund that are redeemed or exchanged if they have been held for 90 days or less. The redemption fee is paid directly to the High Yield Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the High Yield Fund.  The fee ensures that short-term investors pay their share of the High Yield Fund’s transaction costs and that long-term investors do not subsidize the activities of short-term traders. The High Yield Fund uses the “first in first out” (“FIFO”) method to determine the holding period.  This means that if you purchased shares on multiple dates, the shares you have held the longest will be redeemed first for purposes of assessing the redemption fee.  The redemption fee does not apply to:

•	employer sponsored retirement plans;

•	shares acquired through the reinvestment of dividends and distributions;

•	shares redeemed through systematic redemption plans;

•	shares redeemed to return excess IRA contributions;

•	share conversions;

•	certain intermediaries or omnibus accounts that may not have the capability to impose a redemption fee;

•
certain redemption transactions made within a retirement or employee benefit plan, such as minimum required distributions, loans and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant;

•	redemptions and exchanges effectuated pursuant to an intermediary’s automatic investment rebalancing or dollar cost averaging programs or systematic withdrawal plans; or

•	redemption and exchange transactions made within a certain wrap fee or other fee based program.

Some intermediaries may agree to charge redemption fees on transactions in their customer accounts in accordance with the intermediary’s own policy, which may differ from the High Yield Fund’s policy in terms of the amount of the fee, the holding period and the types of transactions which could trigger the fee.  The High Yield Fund may allow the intermediary to apply its own redemption fee policy to its customer accounts in place of the High Yield Fund’s redemption fee policy if the High Yield Fund determines the intermediary’s policy is reasonably designed to discourage short-term trading.

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In addition, the redemption fee may be waived in other limited circumstances deemed necessary by the Trust’s Chief Compliance Officer, in consultation with legal counsel, that do not indicate market-timing activity.  Any waivers authorized by the Chief Compliance Officer shall be reported to the Board.

SMALL CAP VALUE FUND – LIMITED AVAILABILITY

The availability of the Small Cap Value Fund to new investors is limited.  The Fund does not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below. Unless otherwise specified below, each new investor in the Fund must meet one of the eligibility requirements set forth below.

If you are or were a shareholder of the Small Cap Value Fund as of October 31, 2013 and continue to be a shareholder, you may make additional investments in the Fund and reinvest your dividends and capital gain distributions in the Fund, unless the Advisor considers such additional purchases to be not in the best interests of the Fund and its other shareholders. An employee benefit plan that is a shareholder of the Fund may continue to buy shares in the ordinary course of the plan's operations, even for new plan participants.

You may open a new account in the Small Cap Value Fund only if that account meets the Fund’s other criteria (for example, minimum initial investment) and:

•
you are already a shareholder in the Fund (in your own name or as beneficial owner of shares held in someone else’s name) (for example, a nominee, custodian or omnibus account holding shares for the benefit of an investor would not be eligible to open a new account for its own benefit or for the benefit of another customer, but the investor would be eligible to open a new account in the Fund);

•	you are a retirement plan;
•
you receive shares of the Fund as a gift from an existing shareholder of the Fund (additional investments generally are not permitted unless you are otherwise eligible to open an account under one of the other criteria listed);

•
you are transferring or “rolling over” into the Fund IRA from an employee benefit plan through which you held shares of the Fund (if your plan doesn’t qualify for rollovers you may still open a new account with all or part of the proceeds of a distribution from the plan);

•
you are purchasing Fund shares through a sponsored fee-based program and shares of the Fund are made available to that program pursuant to an agreement with the Trust or the Distributor and the Trust or the Distributor has notified the sponsor of that program, in writing, that shares may be offered through such program and has not withdrawn that notification;

•
you are an employee benefit plan or other type of corporate or charitable account sponsored by or affiliated with an organization that also sponsors or is affiliated with (or is related to an organization that sponsors or is affiliated with) another employee benefit plan or corporate or charitable account that is a shareholder of the Fund;

•
you are a registered investment advisor who has at least $250,000 of client assets invested with the Fund or at least $5,000,000 of client assets invested with the Advisor or the Funds at the time of your application;

•
you are a client of the Advisor or you have an existing business relationship with the Advisor and, in the judgment of the Advisor, your investment in the Fund would not adversely affect the Advisor’s ability to manage the Fund;

•	you are a Trustee or officer of the Trust, or a partner or employee of the Advisor or its affiliates, or a member of the immediate family of any of those persons;
•
you are a client of an asset allocation program offered by certain broker dealers who have selected the Fund as part of their discretionary models.  These programs must be pre-approved by the Advisor to purchase the Fund; or

•	you are exchanging shares into an existing Fund account.

The Fund may ask you to verify that you meet one of the guidelines above prior to permitting you to open a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund even if you would be eligible to open a new account under these guidelines.

The Fund’s ability to impose the guidelines above with respect to accounts held by financial intermediaries may vary depending on the systems capabilities of those intermediaries, applicable contractual and legal restrictions and cooperation of those intermediaries.

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Shareholder Services

HOW SHARES ARE PRICED

When you buy shares, you pay the NAV next determined after receipt of your order, plus any applicable sales charge.  This is the offering price.  The NAV of a class of a Fund is the market value in U.S. dollars of the Fund’s net assets (i.e., assets less liabilities) attributable to that class, divided by the number of shares outstanding in that class.  Expenses, including the fees payable to the Advisor, are accrued daily.  Due to the fact that different expenses are charged to the Class I, Class A, Class C, Class R, Class T and Class Z shares of a Fund, the NAV of the classes of a Fund may vary.  Shares are also redeemed at their NAV, minus any applicable deferred sales charge.  Each Fund calculates its NAV each day the New York Stock Exchange (the “Exchange”) is open as of the close of regular trading on the Exchange based on prices at the time of closing. Because some foreign markets are open on days when the Funds do not price their shares, the value of a Fund’s holdings (and correspondingly, the Fund’s NAV) could change at a time when you are not able to buy or sell Fund shares.

Regular trading on the Exchange generally closes at 4:00 p.m. Eastern time. The NAV used in determining your price is the next one calculated after your purchase or redemption order is received.  On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Funds do not transact purchase or redemption requests.

Assets are valued primarily on the basis of market quotations as provided by independent pricing agents.  Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing agents, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.  If market quotations are not available, a Fund will use fair value.  The Funds have adopted fair valuation procedures for use in appropriate circumstances. If no price, or in the Advisor’s determination no price representing fair value, is provided for a security held by a Fund by an independent pricing agent, then the security will be fair valued. The Board of Trustees has delegated to the Advisor the authority to approve fair value determinations in any situation that would impact a Fund’s NAV by less than a penny per share.  If the proposed valuation would impact a Fund's NAV by a penny or more per share, then the Valuation Committee of the Board meets to determine an appropriate price. In using fair value pricing, a Fund attempts to establish the price that it might reasonably have expected to receive upon a sale of the security at 4:00 p.m. Eastern time.

The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the Exchange. When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAV may differ from quoted or official closing prices.  Due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon its sale. It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV. Such trades may have the effect of reducing the value of existing shareholders’ investments. The Trust’s use of fair value pricing is designed to more accurately reflect the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Each Fund has authorized one or more financial intermediaries to receive on its behalf purchase and redemption orders. Such intermediaries are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized intermediary or, if applicable, an intermediary’s authorized designee, receives the order. Customer orders will be priced at the NAV for the applicable class of a Fund (plus any applicable sales charge or minus any applicable deferred sales charge or redemption fee next computed after they are received by an authorized intermediary or the intermediary’s authorized designee and accepted by a Fund. If the payment for a purchase order is not made by a designated time, the order will be canceled and the financial intermediary could be held liable for any losses.

Under certain circumstances, the per share NAV of a class of a Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.  Generally, when the Funds pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between the classes.

DIVIDENDS AND TAXES

The Funds will distribute any realized net capital gains at least annually. The Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund and the Value Opportunities Fund will distribute any net investment income at least annually. Although this cannot be predicted with any certainty, each of these Funds anticipates that the majority of its distributions, if any, will consist of capital gains.

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Shareholder Services

The Capital Income Fund and the High Yield Fund distribute substantially all of their net investment income to shareholders in the form of dividends. The Capital Income Fund and the High Yield Fund intend to declare income dividends daily and distribute them monthly to shareholders of record.  In addition, the Capital Income Fund and the High Yield Fund distribute any net capital gains they earn from the sale of portfolio securities to shareholders no less frequently than annually. Net short-term capital gains may be paid more frequently.

The Capital Income Fund and the High Yield Fund shares will normally begin to earn dividends on the business day after payment is received by the Trust. The Capital Income Fund and the High Yield Fund shares will normally earn dividends through the date of redemption. The Capital Income Fund and the High Yield Fund shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day. Generally, if you redeem all of your shares at any time during the month, you will also receive all dividends earned through the date of redemption.  When you redeem only a portion of your shares, all dividends accrued on those shares will be reinvested, or paid in cash, on the next dividend payment date.

Dividends paid by a Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on Class A, Class C, Class R and Class T shares are expected to be lower than dividends on Class I shares and Class Z shares as a result of the distribution fees applicable to Class A, Class C, Class R and Class T shares.

If you purchase and sell your shares through an intermediary, consult your intermediary to determine when your shares begin and stop accruing dividends; the information described above may vary.

The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends and/or distributions may be reinvested automatically in shares of a Fund at NAV without a sales charge or may be taken in cash. If your account is with a selected securities dealer or other financial intermediary that has an agreement with a Fund, contact your dealer or intermediary about which option you would like. If your account is with the transfer agent and you would like to receive dividends in cash, contact the transfer agent by telephone or in writing at least five (5) days prior to the record date of the next distribution. If an investor elects to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the then current NAV for that class of the Fund and to reinvest all subsequent distributions.

You may be subject to federal income tax on distributions from a Fund, whether you receive them in cash or additional shares. Distributions from a Fund’s net investment income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income, unless such distributions are attributable to “qualified dividend income” eligible for the reduced federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied.  Distributions of a Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, are taxable as long-term capital gains, regardless of how long you may have held shares of the Funds.  Long-term capital gains are taxable to noncorporate investors at a maximum federal income tax rate of 20%.  Distributions from a Fund may also be subject to foreign, state and local income taxes.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year are treated for federal income tax purposes as if received by shareholders and paid by the Fund on December 31 of the year in which the distribution was declared.

If you purchase shares of a Fund just before a dividend or distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution.  This is referred to as “buying a dividend.”

If you redeem Fund shares or exchange them for shares of another Hotchkis & Wiley Fund, you generally will be treated as having sold your shares and may recognize a taxable gain or loss for federal income tax purposes, depending on whether the redemption proceeds are more or less than your basis in the redeemed shares. The gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and if not held for such period, as short-term capital gain or loss.  Short-term capital gains are taxable at ordinary federal income tax rates.  Long-term capital gains are taxable to individuals and other non-corporate taxpayers at a maximum federal income tax rate of 20%.  Your ability to utilize capital losses may be limited.

A 3.8% Medicare tax is imposed on certain net investment income (including dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of shares of a Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Table of Contets - Prospectus

Shareholder Services

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. A Fund may be eligible to elect to “pass through” to you foreign income taxes that it pays if more than 50% of the value of its total assets at the close of its taxable year consists of stock or securities of foreign corporations. If a Fund is eligible for and makes this election, you will be required to include your share of those taxes in gross income as a distribution from the Fund.  You will then be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal income tax return, subject to certain limitations. Tax-exempt holders of Fund shares, such as qualified retirement plans, will not generally benefit from such a deduction or credit.

If you are neither a lawful permanent resident nor a citizen of the U.S. or if you are a foreign entity, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies.

By law, each Fund must withhold 24% of your dividends and redemption proceeds if the taxpayer identification number or social security number you have provided is incorrect, you fail to make certain required certifications and/or if a Fund receives notification from the Internal Revenue Service requiring backup withholding.

This section summarizes some of the consequences under current federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences to you of an investment in a Fund under all applicable tax laws, including federal, state, foreign and local tax laws.

Table of Contets - Prospectus

The Management Team
MANAGEMENT OF THE FUNDS

The Advisor
Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is each Fund’s investment advisor.  The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor’s predecessor entity was organized as an investment advisor in 1980.  As of June 30, 2018, the Advisor had approximately $31.5 billion in investment company and other portfolio assets under management.  The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios.

Effective August 29, 2018, for its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Diversified Value Fund as follows:

First $250 million in assets	0.70% of average net assets
Next $250 million in assets	0.60% of average net assets
Over $500 million in assets	0.50% of average net assets

Effective August 29, 2018, for its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Large Cap Value Fund as follows:

First $500 million in assets	0.70% of average net assets
Next $500 million in assets	0.60% of average net assets
Over $1 billion in assets	0.55% of average net assets

For its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Mid-Cap Value Fund as follows:

First $5 billion in assets	0.75% of average net assets
Next $5 billion in assets	0.65% of average net assets
Over $10 billion in assets	0.60% of average net assets

Effective August 29, 2018, for its services under the applicable advisory agreement, the Advisor is entitled to receive an annual management fee for the Small Cap Value Fund of 0.75% of average daily net assets; for the Small Cap Diversified Value Fund, an annual management fee of 0.65% of average daily net assets; for the Global Value Fund, an annual management fee of 0.75% of average daily net assets; for the International Value Fund, an annual management fee of 0.80% of average daily net assets; for the Value Opportunities Fund, an annual management fee of 0.75% of average daily net assets; for the Capital Income Fund, an annual management fee of 0.65% of average daily net assets; and for the High Yield Fund, an annual management fee of 0.55% of average daily net assets.

During the fiscal year ended June 30, 2018, for its services under the applicable advisory agreement, the Advisor was entitled to receive an annual management fee for the Diversified Value Fund, Large Cap Value Fund and Mid-Cap Value Fund as follows:

First $5 billion in assets	0.75% of average net assets
Next $5 billion in assets	0.65% of average net assets
Over $10 billion in assets	0.60% of average net assets

During the fiscal year ended June 30, 2018, for its services under the applicable advisory agreement, the Advisor was entitled to receive an annual management fee for the Small Cap Value Fund of 0.75% of average daily net assets; for the Small Cap Diversified Value Fund, an annual management fee of 0.65% of average daily net assets; for the Global Value Fund, an annual management fee of 0.80% of average daily net assets; for the International Value Fund, an annual management fee of 0.85% of average daily net assets; for the Value Opportunities Fund, an annual management fee of 0.75% of average daily net assets; for the Capital Income Fund, an annual management fee of 0.65% of average daily net assets; and for the High Yield Fund, an annual management fee of 0.55% of average daily net assets.

Table of Contets - Prospectus

The Management Team

The annual fee paid to the Advisor as a percentage of average daily net assets for the year ended June 30, 2018, net of expense reimbursements or fee waivers (if applicable), was 0.68% for the Diversified Value Fund, 0.75% for the Large Cap Value Fund; 0.75% for the Mid-Cap Value Fund; 0.75% for the Small Cap Value Fund, 0.10% for the Small Cap Diversified Value Fund, 0.00% for the Global Value Fund, 0.00% for the International Value Fund, 0.75% for the Value Opportunities Fund, 0.19% for the Capital Income Fund and 0.51% for the High Yield Fund. The Advisor has agreed to waive fees or make reimbursements so that regular annual operating expenses of each Fund will be limited as noted below.

Expense Limit (as a percentage of average net assets)
Fund	Class I	Class A	Class C	Class R	Class T	Class Z
Diversified Value	0.80%	1.05%	1.80%	N/A	1.05%	0.80%
Large Cap Value	0.95%	1.20%	1.95%	1.45%	1.20%	0.95%
Mid-Cap Value	1.15%	1.40%	2.15%	1.65%	1.40%	1.15%
Small Cap Value	1.25%	1.50%	2.25%	N/A	1.50%	1.25%
Small Cap Diversified Value	0.90%	1.15%	1.90%	N/A	1.15%	0.90%
Global Value	0.95%	1.20%	1.95%	N/A	1.20%	0.95%
International Value	0.95%	1.20%	1.95%	N/A	1.20%	0.95%
Value Opportunities	1.25%	1.50%	2.25%	N/A	1.50%	1.25%
Capital Income	0.80%	1.05%	1.80%	N/A	1.05%	0.80%
High Yield	0.70%	0.95%	1.70%	N/A	0.95%	0.60%

The Advisor has agreed to these expense limits through August 29, 2019 (except for Class Z shares of the High Yield Fund which shall be through October 31, 2019).

A discussion regarding the basis on which the Board of Trustees approved the continuation of the investment advisory agreement for each Fund is available in the Annual Report to shareholders for the year ended June 30, 2018.

Portfolio Managers
The Advisor also manages institutional separate accounts and is the sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds, and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of the Advisor’s investment strategies.  Portfolio managers for each strategy ensure that the best thinking of the investment team is reflected in the “target portfolios.”  Investment ideas for each Fund are generated by the Advisor’s investment team.  The Advisor has identified the portfolio managers with the most significant responsibility for each Fund’s portfolio.  The list does not include all members of the investment team.

The investment process is team driven where each portfolio manager participates in the investment research review and decision-making process for all of the Funds.

Investment Team Member	Primary Role	Title and Recent Biography

George H. Davis, Jr.
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund and Value Opportunities Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
CEO and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1988 as an equity analyst and became portfolio manager in 1989.

David Green, CFA
Jointly and primarily responsible for day-to-day management of the Small Cap Value Fund, International Value Fund and Value Opportunities Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1997 as portfolio manager.

Mark Hudoff
Jointly and primarily responsible for day-to-day management of the Capital Income Fund and High Yield Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2009). Executive Vice President, Portfolio Manager and Head of Global High Yield investments at PIMCO (2000 – 2009).

Ray Kennedy, CFA
Jointly and primarily responsible for day-to-day management of the High Yield Fund.  He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2008). Managing Director, Portfolio Manager and a senior member of PIMCO’s investment strategy group (1996 – 2007).

Sheldon Lieberman	Participates in the investment research review and decision-making process and represents the Diversified Value Fund and Large Cap Value Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1994 as portfolio manager.

Table of Contets - Prospectus

The Management Team

Investment Team Member	Primary Role	Title and Recent Biography
Stan Majcher, CFA
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund.  He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1996 as an equity analyst and became portfolio manager in 1999.

Richard Mak, CFA
Jointly and primarily responsible for day–to-day management of the High Yield Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2013). Senior Vice-President, High Yield Portfolio Manager/Credit Analyst at PIMCO (2007 – 2013).

Noah Mayer
Jointly and primarily responsible for day-to-day management of the Capital Income Fund. He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

Scott McBride, CFA
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund, Global Value Fund and International Value Fund.  He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
President (since 2016) and Portfolio Manager of Advisor (since 2004); joined Advisor’s predecessor in 2001 as equity analyst and became portfolio manager in 2004.

Patricia McKenna, CFA	Participates in the investment research review and decision-making process and represents the Diversified Value Fund and Large Cap Value Fund to current and prospective shareholders.	Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1995 as portfolio manager.

Patrick Meegan
Jointly and primarily responsible for day-to-day management of the Capital Income Fund and High Yield Fund.  He participates in the investment research review and decision-making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1998 as an equity analyst and became portfolio manager in 2001.

James Miles
Jointly and primarily responsible for day-to-day management of the Mid-Cap Value Fund and Small Cap Value Fund.  He participates in the investment research review and decision-making process for the Small Cap Value Fund and Mid-Cap Value Fund and represents the Funds to current and prospective shareholders.
Principal and Portfolio Manager of Advisor (since 2001); joined Advisor’s predecessor in 1995 as portfolio manager.

Judd Peters, CFA
Jointly and primarily responsible for day-to-day management of the Diversified Value Fund, Large Cap Value Fund, Small Cap Diversified Value Fund and Global Value Fund.  He participates in the investment research review and decision making process and represents the Funds to current and prospective shareholders.
Portfolio Manager of Advisor (since 2003); joined Advisor’s predecessor in 1999 as equity analyst and became portfolio manager in 2003.

Scott Rosenthal
Jointly and primarily responsible for day-to-day management of the Global Value Fund and International Value Fund.  He participates in the investment research review and decision making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of Advisor (since 2010); joined Advisor in 2007 as equity analyst and became portfolio manager in 2010.

Ryan Thomes, CFA
Jointly and primarily responsible for day–to-day management of the Small Cap Diversified Value Fund. He participates in the investment research review and decision-making process and represents the Fund to current and prospective shareholders.
Portfolio Manager of the Advisor (since 2018); Portfolio Analyst of Advisor (2008-2017).

Please see the SAI for more information about management of the Funds, including additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares of the Funds that they manage.

Table of Contets - Prospectus

The Management Team

Additional Information
The Trust enters into contractual arrangements with various parties, including among others, the Funds’ investment adviser, principal underwriter, custodian and transfer agent, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust, the Trustees or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Table of Contets - Prospectus

Description of Indices

The performance of the Indices assumes the reinvestment of all distributions but does not assume any transaction costs, taxes, management fees or other expenses.  It is not possible to invest directly in an index.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 1000® Index, an unmanaged index, measures the performance of the 1,000 largest companies in the Russell 3000® Index.

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Midcap® Index, an unmanaged index, measures the performance of the 800 smallest companies in the Russell 1000® Index.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index, an unmanaged index, is a stock market index comprised of the 2,000 smallest companies in the Russell 3000® Index.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

The Russell Developed Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges.

The Russell Developed ex-U.S. Index measures the performance of the investable securities in developed countries globally across all market capitalization ranges, excluding U.S. securities.

ICE BofAML U.S. Corporate, Government and Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment grade bond markets.  The index is a capitalization weighted aggregation of outstanding U.S. Treasury, agency, and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

ICE BofAML BB-B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 2%.  Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%.

Table of Contets - Prospectus

Financial Highlights

The financial highlights tables below are intended to help you understand the Funds’ financial performance for the past five years, or since inception if less than five years, by showing information for the Funds’ Class I, Class A, Class C and Class R shares, as applicable.  Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).  The financial highlights tables show the Fund’s financial performance for the fiscal years ended June 30, 2014, 2015, 2016, 2017 and 2018.  This information has been audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, are included in the Funds’ annual report, which is available upon request.  Financial highlights are not available for share classes that are not currently offered.  Because the Class T shares have not yet commenced operations, there are no financial highlights for Class T shares at this time.  Because Class Z shares of all Funds except the High Yield Fund have not yet commenced operations, only financial highlights for Class Z shares of the High Yield Fund are available at this time.

Table of Contets - Prospectus

Financial Highlights

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$17.43	$0.23	$1.48	$1.71	$(0.34)	$–	$(0.34)	$18.80	9.81%	$65,503	0.95%	1.02%	1.25%
Year ended 6/30/2017	14.31	0.19	3.77	3.96	(0.84)	—	(0.84)	17.43	28.05	68,260	0.95	1.09	1.21
Year ended 6/30/2016	15.89	0.22	(1.59)	(1.37)	(0.21)	—	(0.21)	14.31	-8.59	342,046	0.95	1.03	1.52
Year ended 6/30/2015	15.47	0.19	0.61	0.80	(0.38)	—	(0.38)	15.89	5.30	481,815	0.95	0.99	1.18
Year ended 6/30/2014	12.53	0.38	2.73	3.11	(0.17)	—	(0.17)	15.47	24.98	485,541	0.95	1.01	2.72

Class A
Year ended 6/30/2018	17.47	0.19	1.49	1.68	(0.30)	–	(0.30)	18.85	9.57	39,616	1.20	1.27	1.00
Year ended 6/30/2017	14.36	0.16	3.77	3.93	(0.82)	—	(0.82)	17.47	27.71	41,084	1.20	1.34	1.00
Year ended 6/30/2016	15.92	0.18	(1.59)	(1.41)	(0.15)	—	(0.15)	14.36	-8.83	38,527	1.20	1.28	1.25
Year ended 6/30/2015	15.50	0.14	0.63	0.77	(0.35)	—	(0.35)	15.92	5.07	52,752	1.20	1.24	0.92
Year ended 6/30/2014	12.57	0.38	2.70	3.08	(0.15)	—	(0.15)	15.50	24.68	59,173	1.20	1.26	2.71

Class C
Year ended 6/30/2018	17.27	0.04	1.48	1.52	(0.15)	–	(0.15)	18.64	8.77	2,598	1.95	2.02	0.25
Year ended 6/30/2017	14.23	0.04	3.73	3.77	(0.73)	—	(0.73)	17.27	26.78	2,817	1.95	2.09	0.23
Year ended 6/30/2016	15.76	0.07	(1.57)	(1.50)	(0.03)	—	(0.03)	14.23	-9.51	3,334	1.95	2.03	0.51
Year ended 6/30/2015	15.20	0.03	0.62	0.65	(0.09)	—	(0.09)	15.76	4.27	4,419	1.95	1.99	0.17
Year ended 6/30/2014	12.35	0.17	2.75	2.92	(0.07)	—	(0.07)	15.20	23.70	4,429	1.95	2.01	1.28

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	28%	25%	35%	38%	33%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Large Cap Value Fund	Net asset value, beginning of year	Net Investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$31.04	$0.42	$2.67	$3.09	$(0.56)	$–	$(0.56)	$33.57	10.01%	$276,930	1.00%	1.00%	1.28%
Year ended 6/30/2017	25.06	0.39	6.15	6.54	(0.56)	—	(0.56)	31.04	26.22	269,714	0.99	0.99	1.38
Year ended 6/30/2016	27.21	0.39	(2.15)	(1.76)	(0.39)	—	(0.39)	25.06	-6.42	305,282	1.01	1.01	1.55
Year ended 6/30/2015	26.65	0.35	0.99	1.34	(0.78)	—	(0.78)	27.21	5.17	479,488	0.99	0.99	1.30
Year ended 6/30/2014	21.35	0.73	4.88	5.61	(0.31)	—	(0.31)	26.65	26.52	500,102	1.01	1.01	3.04

Class A
Year ended 6/30/2018	30.85	0.34	2.65	2.99	(0.48)	–	(0.48)	33.36	9.72	131,276	1.25	1.25	1.03
Year ended 6/30/2017	24.91	0.32	6.10	6.42	(0.48)	—	(0.48)	30.85	25.88	135,349	1.24	1.24	1.13
Year ended 6/30/2016	27.02	0.33	(2.13)	(1.80)	(0.31)	—	(0.31)	24.91	-6.62	142,768	1.26	1.26	1.33
Year ended 6/30/2015	26.46	0.27	0.99	1.26	(0.70)	—	(0.70)	27.02	4.89	191,665	1.24	1.24	1.03
Year ended 6/30/2014	21.21	0.73	4.79	5.52	(0.27)	—	(0.27)	26.46	26.22	223,219	1.26	1.26	3.02

Class C
Year ended 6/30/2018	30.16	0.08	2.61	2.69	(0.17)	–	(0.17)	32.68	8.92	14,161	2.00	2.00	0.26
Year ended 6/30/2017	24.29	0.10	5.94	6.04	(0.17)	—	(0.17)	30.16	24.92	17,250	1.99	1.99	0.38
Year ended 6/30/2016	26.30	0.13	(2.06)	(1.93)	(0.08)	—	(0.08)	24.29	-7.34	21,038	2.01	2.01	0.53
Year ended 6/30/2015	25.96	0.09	0.94	1.03	(0.69)	—	(0.69)	26.30	4.10	40,862	1.99	1.99	0.34
Year ended 6/30/2014	20.72	0.72	4.52	5.24	—	—	—	25.96	25.29	25,765	2.01	2.01	3.02

Class R
Year ended 6/30/2018	30.96	0.22	2.70	2.92	(0.32)	–	(0.32)	33.56	9.47	6,888	1.50	1.50	0.66
Year ended 6/30/2017	25.02	0.25	6.13	6.38	(0.44)	—	(0.44)	30.96	25.58	13,519	1.49	1.49	0.88
Year ended 6/30/2016	27.16	0.28	(2.16)	(1.88)	(0.26)	—	(0.26)	25.02	-6.88	13,186	1.51	1.51	1.12
Year ended 6/30/2015	26.62	0.22	0.98	1.20	(0.66)	—	(0.66)	27.16	4.64	12,867	1.49	1.49	0.81
Year ended 6/30/2014	21.33	0.60	4.89	5.49	(0.20)	—	(0.20)	26.62	25.91	11,924	1.51	1.51	2.51

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	41%	27%	39%	39%	57%

Table of Contets - Prospectus

Financial Highlights

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses.  Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

Table of Contets - Prospectus

Financial Highlights

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Mid-Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income (loss)
Class I
Year ended 6/30/2018	$37.13	$0.11	$4.96	$5.07	$(0.15)	$(2.37)	$(2.52)	$39.68	14.32%	$1,609,002	0.99%	0.99%	0.28%
Year ended 6/30/2017	30.55	0.10	7.05	7.15	(0.11)	(0.46)	(0.57)	37.13	23.37	1,675,920	1.03	1.03	0.28
Year ended 6/30/2016	40.43	0.25	(5.54)	(5.29)	(0.16)	(4.43)	(4.59)	30.55	-13.23	1,659,480	1.02	1.02	0.75
Year ended 6/30/2015	45.15	0.15	(0.63)	(0.48)	(0.27)	(3.97)	(4.24)	40.43	-0.70	2,492,532	1.00	1.00	0.35
Year ended 6/30/2014	35.36	0.21	9.71	9.92	(0.13)	—	(0.13)	45.15	28.10	2,542,569	1.01	1.01	0.52

Class A
Year ended 6/30/2018	36.57	0.01	4.88	4.89	(0.06)	(2.37)	(2.43)	39.03	14.05	230,105	1.24	1.24	0.03
Year ended 6/30/2017	30.13	0.01	6.96	6.97	(0.07)	(0.46)	(0.53)	36.57	23.05	274,787	1.28	1.28	0.02
Year ended 6/30/2016	39.91	0.16	(5.47)	(5.31)	(0.04)	(4.43)	(4.47)	30.13	-13.45	322,023	1.27	1.27	0.48
Year ended 6/30/2015	44.60	0.04	(0.61)	(0.57)	(0.15)	(3.97)	(4.12)	39.91	-0.93	626,544	1.25	1.25	0.10
Year ended 6/30/2014	34.98	0.12	9.58	9.70	(0.08)	—	(0.08)	44.60	27.78	862,559	1.26	1.26	0.29

Class C
Year ended 6/30/2018	32.26	(0.24)	4.28	4.04	–	(2.37)	(2.37)	33.93	13.20	39,383	1.99	1.99	(0.72)
Year ended 6/30/2017	26.78	(0.23)	6.17	5.94	—	(0.46)	(0.46)	32.26	22.13	50,612	2.03	2.03	(0.74)
Year ended 6/30/2016	36.24	(0.08)	(4.95)	(5.03)	—	(4.43)	(4.43)	26.78	-14.09	64,568	2.02	2.02	(0.27)
Year ended 6/30/2015	41.04	(0.25)	(0.58)	(0.83)	—	(3.97)	(3.97)	36.24	-1.69	128,647	2.00	2.00	(0.65)
Year ended 6/30/2014	32.39	(0.16)	8.85	8.69	(0.04)	—	(0.04)	41.04	26.84	154,222	2.01	2.01	(0.45)

Class R
Year ended 6/30/2018	36.60	(0.08)	4.88	4.80	(0.01)	(2.37)	(2.38)	39.02	13.74	6,656	1.49	1.49	(0.22)
Year ended 6/30/2017	30.21	(0.08)	6.96	6.88	(0.03)	(0.46)	(0.49)	36.60	22.74	11,020	1.53	1.53	(0.23)
Year ended 6/30/2016	40.04	0.09	(5.49)	(5.40)	—	(4.43)	(4.43)	30.21	-13.64	11,471	1.52	1.52	0.26
Year ended 6/30/2015	44.77	(0.07)	(0.62)	(0.69)	(0.07)	(3.97)	(4.04)	40.04	-1.21	18,683	1.50	1.50	(0.16)
Year ended 6/30/2014	35.17	0.02	9.63	9.65	(0.05)	—	(0.05)	44.77	27.47	24,693	1.51	1.51	0.05

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	32%	37%	42%	54%	55%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Value Fund	Net asset value, beginning of year	Net investment income (loss)[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income (loss)
Class I
Year ended 6/30/2018	$59.31	$0.29	$7.35	$7.64	$(0.28)	$(2.78)	$(3.06)	$63.89	13.33%	$715,194	1.02%	1.02%	0.47%
Year ended 6/30/2017	46.46	0.19	12.90	13.09	(0.24)	—	(0.24)	59.31	28.15	669,810	1.04	1.04	0.35
Year ended 6/30/2016	61.67	0.17	(9.57)	(9.40)	(0.16)	(5.65)	(5.81)	46.46	-15.63	699,420	1.04	1.04	0.33
Year ended 6/30/2015	66.62	0.27	2.30	2.57	(0.13)	(7.39)	(7.52)	61.67	4.64	951,911	1.06	1.06	0.43
Year ended 6/30/2014	54.84	0.13	16.83	16.96	(0.20)	(4.98)	(5.18)	66.62	32.40	785,915	0.99	0.99	0.21

Class A
Year ended 6/30/2018	58.93	0.12	7.32	7.44	(0.10)	(2.78)	(2.88)	63.49	13.05	70,928	1.27	1.27	0.20
Year ended 6/30/2017	46.09	0.05	12.79	12.84	—	—	—	58.93	27.83	89,795	1.29	1.29	0.09
Year ended 6/30/2016	61.27	0.04	(9.51)	(9.47)	(0.06)	(5.65)	(5.71)	46.09	-15.83	113,335	1.29	1.29	0.07
Year ended 6/30/2015	66.26	0.12	2.28	2.40	—	(7.39)	(7.39)	61.27	4.37	194,587	1.31	1.31	0.19
Year ended 6/30/2014	54.67	(0.02)	16.75	16.73	(0.16)	(4.98)	(5.14)	66.26	32.06	204,205	1.24	1.24	(0.04)

Class C
Year ended 6/30/2018	49.60	(0.28)	6.11	5.83	–	(2.78)	(2.78)	52.65	12.21	13,824	2.02	2.02	(0.55)
Year ended 6/30/2017	39.09	(0.30)	10.81	10.51	—	—	—	49.60	26.85	17,084	2.04	2.04	(0.66)
Year ended 6/30/2016	53.25	(0.30)	(8.21)	(8.51)	—	(5.65)	(5.65)	39.09	-16.46	20,308	2.04	2.04	(0.68)
Year ended 6/30/2015	58.99	(0.32)	1.97	1.65	—	(7.39)	(7.39)	53.25	3.60	35,172	2.06	2.06	(0.58)
Year ended 6/30/2014	49.40	(0.43)	15.04	14.61	(0.04)	(4.98)	(5.02)	58.99	31.09	43,161	1.99	1.99	(0.79)

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	29%	29%	45%	43%	43%

Table of Contets - Prospectus

Financial Highlights

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[2]
Total returns exclude the effects of sales charges.  The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.

Table of Contets - Prospectus

Financial Highlights

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Small Cap Diversified Value Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$12.06	$0.10	$1.85	$1.95	$(0.05)	$(1.75)	$(1.80)	$12.21	17.48%	$40,128	0.90%	1.45%	0.80%
Year ended 6/30/2017	9.12	0.09	2.94	3.03	(0.09)	—	(0.09)	12.06	33.26	19,265	0.90	1.70	0.86
Year ended 6/30/2016	10.01	0.06	(0.66)	(0.60)	(0.04)	(0.25)	(0.29)	9.12	-5.80	14,446	1.25	2.13	0.72
Year from 6/30/2014[3] to 6/30/2015	10.00	0.05	0.22	0.27	(0.04)	(0.22)	(0.26)	10.01	2.93	15,337	1.25	3.75	0.48

Class A
Year ended 6/30/2018	12.01	0.07	1.84	1.91	(0.03)	(1.75)	(1.78)	12.14	17.18	2,835	1.15	1.70	0.58
Year ended 6/30/2017	9.09	0.06	2.93	2.99	(0.07)	—	(0.07)	12.01	32.86	721	1.15	1.89	0.55
Year ended 6/30/2016	10.00	0.05	(0.68)	(0.63)	(0.03)	(0.25)	(0.28)	9.09	-6.14	232	1.50	2.38	0.53
Year from 6/30/2014[3] to 6/30/2015	10.00	0.03	0.22	0.25	(0.03)	(0.22)	(0.25)	10.00	2.71	130	1.50	4.25	0.29

	Year Ended June 30,
	2018	2017	2016	2015
Portfolio turnover rate	95%	58%	89%	40%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Global Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$12.82	$0.11	$1.09	$1.20	$(0.13)	$(0.59)	$(0.72)	$13.30	9.59%	$8,987	1.10%	2.87%	0.83%
Year ended 6/30/2017	10.10	0.12	2.70	2.82	(0.10)	—	(0.10)	12.82	27.93	7,694	1.10	3.37	1.00
Year ended 6/30/2016	11.93	0.13	(1.23)	(1.10)	(0.12)	(0.61)	(0.73)	10.10	-9.25	5,199	1.10	4.14	1.25
Year ended 6/30/2015	13.31	0.14	(0.46)	(0.32)	(0.30)	(0.76)	(1.06)	11.93	-1.98	6,144	1.10	4.34	1.11
Year ended 6/30/2014	11.49	0.41	2.45	2.86	(0.17)	(0.87)	(1.04)	13.31	25.98	3,867	1.10	6.26	3.29

Class A
Year ended 6/30/2018	12.80	0.07	1.10	1.17	(0.10)	(0.59)	(0.69)	13.28	9.36	732	1.35	3.12	0.55
Year ended 6/30/2017	10.09	0.14	2.65	2.79	(0.08)	—	(0.08)	12.80	27.69	436	1.35	3.37	1.19
Year ended 6/30/2016	11.91	0.10	(1.23)	(1.13)	(0.08)	(0.61)	(0.69)	10.09	-9.47	100	1.35	4.39	0.96
Year ended 6/30/2015	13.29	0.10	(0.45)	(0.35)	(0.27)	(0.76)	(1.03)	11.91	-2.22	110	1.35	4.77	0.79
Period from 8/30/2013[3] to 6/30/2014	11.85	0.34	2.13	2.47	(0.16)	(0.87)	(1.03)	13.29	21.88	137	1.35[4]	6.58[4]	3.21[4]

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	43%	38%	52%	42%	52%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.  Returns for periods less than one year are not annualized.

[3]	Commencement of operations.
[4]	Annualized.

Table of Contets - Prospectus

Financial Highlights

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
International Value Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$11.85	$0.11	$0.31	$0.42	$(0.13)	$(0.57)	$(0.70)	$11.57	3.50%	$2,543	1.15%	6.01%	0.90%
Year ended 6/30/2017	9.76	0.12	2.38	2.50	(0.17)	(0.24)	(0.41)	11.85	26.14	2,422	1.15	7.36	1.12
Period from 12/31/2015[3] to 6/30/2016	10.00	0.16	(0.40)	(0.24)	—	—	—	9.76	-2.40	1,806	1.15[4]	12.67[4]	3.17[4]

	Year Ended June 30,		Period December 31, 2015[3]
	2018	2017	through June 30, 2016
Portfolio turnover rate	33%	34%	17%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Value Opportunities Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$27.99	$0.40	$2.93	$3.33	$(0.53)	$(0.41)	$(0.94)	$30.38	12.11%	$453,184	0.97%	0.97%	1.36%
Year ended 6/30/2017	22.21	0.38	5.99	6.37	(0.59)	—	(0.59)	27.99	28.79	347,924	0.99	0.99	1.46
Year ended 6/30/2016	29.13	0.69	(3.68)	(2.99)	(0.49)	(3.44)	(3.93)	22.21	-10.48	259,421	1.00	1.00	2.80
Year ended 6/30/2015	29.88	0.41	1.35	1.76	(0.42)	(2.09)	(2.51)	29.13	6.75	363,363	0.96	0.96	1.42
Year ended 6/30/2014	25.46	0.35	5.91	6.26	(0.23)	(1.61)	(1.84)	29.88	25.67	265,138	0.99	0.99	1.25

Class A
Year ended 6/30/2018	28.00	0.31	2.95	3.26	(0.45)	(0.41)	(0.86)	30.40	11.84	136,325	1.22	1.22	1.07
Year ended 6/30/2017	22.21	0.31	5.99	6.30	(0.51)	—	(0.51)	28.00	28.47	136,525	1.24	1.24	1.21
Year ended 6/30/2016	29.13	0.63	(3.69)	(3.06)	(0.42)	(3.44)	(3.86)	22.21	-10.71	132,870	1.25	1.25	2.55
Year ended 6/30/2015	29.88	0.34	1.36	1.70	(0.36)	(2.09)	(2.45)	29.13	6.47	201,477	1.21	1.21	1.19
Year ended 6/30/2014	25.48	0.25	5.94	6.19	(0.18)	(1.61)	(1.79)	29.88	25.34	165,608	1.24	1.24	0.91

Class C
Year ended 6/30/2018	26.04	0.08	2.74	2.82	(0.23)	(0.41)	(0.64)	28.22	10.99	49,624	1.97	1.97	0.30
Year ended 6/30/2017	20.68	0.11	5.57	5.68	(0.32)	—	(0.32)	26.04	27.53	57,953	1.99	1.99	0.46
Year ended 6/30/2016	27.41	0.42	(3.47)	(3.05)	(0.24)	(3.44)	(3.68)	20.68	-11.37	63,637	2.00	2.00	1.84
Year ended 6/30/2015	28.31	0.12	1.27	1.39	(0.20)	(2.09)	(2.29)	27.41	5.65	76,647	1.96	1.96	0.43
Year ended 6/30/2014	24.28	0.04	5.65	5.69	(0.05)	(1.61)	(1.66)	28.31	24.44	52,042	1.99	1.99	0.17

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	55%	83%	62%	101%	45%

[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.  Returns for periods less than one year are not annualized.

[3]	Commencement of operations.
[4]	Annualized.

Table of Contets - Prospectus

Financial Highlights
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
Capital Income Fund	Net asset value, beginning of year	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of year	Total return[2]	Net assets, end of year (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$12.51	$0.45	$0.37	$0.82	$(0.49)	$–	$(0.49)	$12.84	6.71%	$20,005	0.80%	1.26%	3.55%
Year ended 6/30/2017	10.56	0.45	2.00	2.45	(0.50)	—	(0.50)	12.51	23.54	20,582	0.80	1.27	3.83
Year ended 6/30/2016	12.22	0.51	(1.13)	(0.62)	(0.54)	(0.50)	(1.04)	10.56	-4.77	20,873	0.80	1.18	4.63
Year ended 6/30/2015	12.85	0.47	(0.38)	0.09	(0.52)	(0.20)	(0.72)	12.22	0.69	33,958	0.80	1.05	3.75
Year ended 6/30/2014	11.83	0.57	1.64	2.21	(0.51)	(0.68)	(1.19)	12.85	19.71	21,399	0.80	1.34	4.61

Class A
Year ended 6/30/2018	13.01	0.43	0.38	0.81	(0.46)	–	(0.46)	13.36	6.34	16,810	1.05	1.51	3.28
Year ended 6/30/2017	10.97	0.44	2.07	2.51	(0.47)	—	(0.47)	13.01	23.17	21,171	1.05	1.52	3.56
Year ended 6/30/2016	12.65	0.50	(1.17)	(0.67)	(0.51)	(0.50)	(1.01)	10.97	-4.99	17,309	1.05	1.43	4.36
Year ended 6/30/2015	13.24	0.44	(0.35)	0.09	(0.48)	(0.20)	(0.68)	12.65	0.73	42,398	1.05	1.30	3.39
Year ended 6/30/2014	12.18	0.61	1.61	2.22	(0.48)	(0.68)	(1.16)	13.24	19.17	47,872	1.05	1.51	4.76

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	46%	71%	93%	62%	53%

		Income (loss) from investment operations			Dividends and distributions						Ratios to Average Net Assets
High Yield Fund	Net asset value, beginning of period	Net investment income[1]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total distributions	Net asset value, end of period	Total return[2]	Net assets, end of period (in thousands)	Expenses, net of reimbursement /waiver	Expenses, before reimbursement /waiver	Net investment income
Class I
Year ended 6/30/2018	$12.26	$0.72	$(0.37)[3]	$0.35	$(0.71)	$–	$(0.71)	$11.90	2.87%	$1,918,320	0.70%	0.74%	5.93%
Year ended 6/30/2017	11.47	0.75	0.79[3]	1.54	(0.75)	—	(0.75)	12.26	13.75	2,091,104	0.70	0.74	6.22
Year ended 6/30/2016	12.51	0.76	(0.94)[3]	(0.18)	(0.77)	(0.09)	(0.86)	11.47	-1.12	1,884,613	0.70	0.74	6.59
Year ended 6/30/2015	13.37	0.70	(0.75)[3]	(0.05)	(0.71)	(0.10)	(0.81)	12.51	-0.26	2,060,504	0.70	0.73	5.56
Year ended 6/30/2014	12.83	0.76	0.67	1.43	(0.76)	(0.13)	(0.89)	13.37	11.51	1,127,080	0.70	0.75	5.82

Class A
Year ended 6/30/2018	12.18	0.69	(0.37)[4]	0.32	(0.67)	–	(0.67)	11.83	2.68	466,960	0.95	0.99	5.69
Year ended 6/30/2017	11.40	0.72	0.78[3]	1.50	(0.72)	—	(0.72)	12.18	13.42	566,806	0.95	0.99	5.99
Year ended 6/30/2016	12.43	0.73	(0.94)[3]	(0.21)	(0.73)	(0.09)	(0.82)	11.40	-1.34	603,081	0.95	0.99	6.35
Year ended 6/30/2015	13.29	0.67	(0.75)[4]	(0.08)	(0.68)	(0.10)	(0.78)	12.43	-0.54	682,129	0.95	0.98	5.31
Year ended 6/30/2014	12.75	0.73	0.66	1.39	(0.72)	(0.13)	(0.85)	13.29	11.28	607,104	0.95	1.00	5.59

Class C
Year ended 6/30/2018	12.26	0.60	(0.38)[3]	0.22	(0.59)	–	(0.59)	11.89	1.76	3,380	1.70	1.74	4.93
Year ended 6/30/2017	11.47	0.63	0.79[3]	1.42	(0.63)	—	(0.63)	12.26	12.62	3,010	1.70	1.74	5.22
Year ended 6/30/2016	12.50	0.65	(0.94)[5]	(0.29)	(0.65)	(0.09)	(0.74)	11.47	-2.02	2,737	1.70	1.74	5.61
Year ended 6/30/2015	13.36	0.58	(0.76)[3]	(0.18)	(0.58)	(0.10)	(0.68)	12.50	-1.25	3,581	1.70	1.73	4.53
Year ended 6/30/2014	12.82	0.62	0.68	1.30	(0.63)	(0.13)	(0.76)	13.36	10.40	3,623	1.70	1.75	4.72

Class Z
Period from 3/29/2018[6] to 6/30/2018	12.00	0.18	(0.11)	0.07	(0.17)	–	(0.17)	11.90	0.59	328,769	0.60[7]	0.70[7]	6.54[7]

	Year Ended June 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate	38%	46%	45%	44%	51%
[1]	Net investment income per share has been calculated based on average shares outstanding during the period.
[2]
Total returns exclude the effects of sales charges. The Fund’s investment advisor may have waived a portion of its advisory fee and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower.  Returns for periods less than one year are not annualized.

[3]	Redemption fees per share were less than $0.005.
[4]	Includes redemption fees per share of $0.01.

Table of Contets - Prospectus

Financial Highlights

[5]	Includes redemption fees per share of $0.02.
[6]	Commencement of operations.
[7]	Annualized.

Table of Contets - Prospectus

APPENDIX A

Intermediary-Defined Sales Charge Waiver Policies

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Hotchkis & Wiley Funds’ prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch
Death or disability of the shareholder
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus
Return of excess contributions from an IRA Account
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to Class A and Class C shares only)
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch.  Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Table of Contets - Prospectus
A-1

Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund’s Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans).  For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Table of Contets - Prospectus
A-2

RAYMOND JAMES®

Intermediary-Defined Sales Charge Waiver Policies

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares.

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc., & Raymond James affiliates (“Raymond James”)

Effective March 1, 2019, shareholders purchasing fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program.

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

•
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder.

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus.

•	Return of excess contributions from an IRA Account.

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in the fund’s prospectus.

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus.

•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the rights of accumulation calculation only if the shareholder notifies his or her financial advisor about such assets.

Table of Contets - Prospectus
A-3

PRIVACY POLICY

The Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC value our relationship with our clients as our most important asset.  We are committed to safeguarding our clients’ confidential non-public personal information.  Our privacy policy outlines the steps we take to protect our clients’ personal information.

We collect non-public personal information about you from the following sources in the normal course of business to serve you better:

•	Information we receive about you on applications, questionnaires or other forms;
•	Information you give us orally or on written or electronic correspondence;
•	Information about your transactions with us, financial intermediaries, or others;
•	Information received from your custodian, consultant, attorneys, or others; and
•	Information provided and captured on our website, including any information captured on our website through the use of “cookies”.

We do not sell your personal information to anyone, nor do we disclose your personal information to unaffiliated third parties without the client’s authorization, except to your authorized representatives (including your consultant, attorney or accountant).  We may disclose your personal information to financial intermediaries (such as broker-dealers and custodians) only as permitted by law and only as necessary for us to provide agreed services and products.  We may also disclose your personal information to other service providers with whom we have business arrangements to help administrate our business.  These service providers are bound by law or by contract to use your information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose.  In limited circumstances, we may disclose your personal information as required by law or in response to inquiries from governmental authorities.

We limit access to your personal information, as much as possible, to those employees who need to know that information to provide products and services to you.  We also maintain physical, electronic and procedural safeguards to guard the privacy of your nonpublic personal information.

We apply this policy to current and former clients.

Table of Contets - Prospectus
PP-1

PROSPECTUS
INFORMATION ABOUT THE FUNDS

Advisor
Hotchkis & Wiley Capital Management, LLC
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
(213) 430-1000

Administrator, Fund Accountant and Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
1-866-HW-FUNDS (1-866-493-8637)

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
555 West 5th Street, Suite 2700
Los Angeles, CA 90013

Please read this Prospectus before you invest in the Funds.  Keep the Prospectus for future reference. You can get additional information about the Funds in:

–	Statement of Additional Information – SAI (incorporated by reference into, legally a part of, this Prospectus)

–	Annual Report (contains a discussion of market conditions and investment strategies that significantly affected Fund performance)

–	Semi-annual Report

To get this information and other information regarding the Funds free of charge or for shareholder questions, contact the Funds’ transfer agent.

The current SAI, annual report and semi-annual report are available on www.hwcm.com/literature.

Information about the Funds, including the SAI, annual report and semi-annual report, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., by calling (202) 551-8090 for information on the operation of the public reference room. This information is also available on the SEC’s website at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

You should rely only on the information contained in this Prospectus when deciding whether to invest. No one is authorized to provide you with information that is different.

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202-5300

Custodian
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110

Counsel
Vedder Price P.C.
222 North LaSalle Street, Suite 2600
Chicago, Illinois 60601

	NASDAQ	CUSIP
Diversified Value Fund
Class I	HWCIX	44134R768
Class A	HWCAX	44134R750
Class C	HWCCX	44134R743
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Large Cap Value Fund
Class I	HWLIX	44134R503
Class A	HWLAX	44134R107
Class C	HWLCX	44134R701
Class R	HWLRX	44134R784
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Mid-Cap Value Fund
Class I	HWMIX	44134R800
Class A	HWMAX	44134R206
Class C	HWMCX	44134R875
Class R	HWMRX	44134R776
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Small Cap Value Fund
Class I	HWSIX	44134R867
Class A	HWSAX	44134R305
Class C	HWSCX	44134R842
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Small Cap Diversified Value Fund
Class I	HWVIX	44134R651
Class A	HWVAX	44134R644
Class C	not currently offered	not currently offered
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Global Value Fund
Class I	HWGIX	44134R685
Class A	HWGAX	44134R677
Class C	not currently offered	not currently offered
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

International Value Fund
Class I	HWNIX	44134R636
Class A	not currently offered	not currently offered
Class C	not currently offered	not currently offered
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Table of Contets - Prospectus

NASDAQ	CUSIP
Value Opportunities Fund
Class I	HWAIX	44134R834
Class A	HWAAX	44134R792
Class C	HWACX	44134R826
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

Capital Income Fund
Class I	HWIIX	44134R719
Class A	HWIAX	44134R693
Class C	not currently offered	not currently offered
Class T	not currently offered	not currently offered
Class Z	not currently offered	not currently offered

High Yield Fund
Class I	HWHIX	44134R735
Class A	HWHAX	44134R727
Class C	HWHCX	44134R669
Class T	not currently offered	not currently offered
Class Z	HWHZX	44134R529

Investment Company Act File #811-10487
CODE #HWF-P- 0818
Hotchkis & Wiley Funds are distributed
by Quasar Distributors, LLC

Hotchkis & Wiley Funds
725 South Figueroa Street, 39th Floor
Los Angeles, California 90017-5439
Table of Contets - Prospectus

STATEMENT OF ADDITIONAL INFORMATION

Hotchkis & Wiley Funds

725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439
Phone No. 1-866-HW-FUNDS (1-866-493-8637)
_______________

Hotchkis & Wiley Diversified Value Fund (“Diversified Value Fund”), Hotchkis & Wiley Large Cap Value Fund (“Large Cap Value Fund”), Hotchkis & Wiley Mid-Cap Value Fund (“Mid-Cap Value Fund”), Hotchkis & Wiley Small Cap Value Fund (“Small Cap Value Fund”), Hotchkis & Wiley Small Cap Diversified Value Fund (“Small Cap Diversified Value Fund”), Hotchkis & Wiley Global Value Fund (“Global Value Fund”), Hotchkis & Wiley International Value Fund (“International Value Fund”), Hotchkis & Wiley Value Opportunities Fund (“Value Opportunities Fund”), Hotchkis & Wiley Capital Income Fund (“Capital Income Fund”) and Hotchkis & Wiley High Yield Fund (“High Yield Fund”) (each, a “Fund” and collectively, the “Funds”) are funds (or series) of Hotchkis & Wiley Funds (the “Trust”).  The Trust is an open‑end, management investment company which is organized as a Delaware statutory trust.

Fund	Ticker Symbol
	Class I	Class A	Class C	Class R	Class T	Class Z
Diversified Value Fund	HWCIX	HWCAX	HWCCX	N/A	(not currently offered)	(not currently offered)
Large Cap Value Fund	HWLIX	HWLAX	HWLCX	HWLRX	(not currently offered)	(not currently offered)
Mid-Cap Value Fund	HWMIX	HWMAX	HWMCX	HWMRX	(not currently offered)	(not currently offered)
Small Cap Value Fund	HWSIX	HWSAX	HWSCX	N/A	(not currently offered)	(not currently offered)
Small Cap Diversified Value Fund	HWVIX	HWVAX	(not currently offered)	N/A	(not currently offered)	(not currently offered)
Global Value Fund	HWGIX	HWGAX	(not currently offered)	N/A	(not currently offered)	(not currently offered)
International Value Fund	HWNIX	(not currently offered)	(not currently offered)	N/A	(not currently offered)	(not currently offered)
Value Opportunities Fund	HWAIX	HWAAX	HWACX	N/A	(not currently offered)	(not currently offered)
Capital Income Fund	HWIIX	HWIAX	(not currently offered)	N/A	(not currently offered)	(not currently offered)
High Yield Fund	HWHIX	HWHAX	HWHCX	N/A	(not currently offered)	HWHZX

_______________

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus dated August 29, 2018 for the Large Cap Value and Mid-Cap Value Funds’ Class I, Class A, Class C, Class R Class T and Class Z shares, and the Diversified Value, Small Cap Value, Small Cap Diversified Value, Global Value, International Value, Value Opportunities, Capital Income and High Yield Funds’ Class I, Class A, Class C, Class T and Class Z shares (“Prospectus”). The Prospectus has been filed with the United States Securities and Exchange Commission (the “Commission” or “SEC”) and can be obtained, without charge, by calling the Funds at 1‑866-HW-FUNDS (1-866-493-8637) or your financial consultant or other financial intermediary, or by writing to the Funds at U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202.  The Prospectus is incorporated by reference into this SAI, and this SAI is incorporated by reference into the Prospectus.  The audited financial statements for each Fund are incorporated into this SAI by reference to their Annual Report for the fiscal year ended June 30, 2018.  You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).
_______________

Hotchkis & Wiley Capital Management, LLC — (“Advisor”)
_______________

The date of this SAI is August 29, 2018.

TABLE OF CONTENTS

Table of Contents - Statement of Additional Information
i

Table of Contents - Statement of Additional Information
ii

TRUST HISTORY

The Trust was formed on July 23, 2001 as a Delaware statutory trust. The Trust is an open-end, management investment company currently consisting of nine separate diversified series (the Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund) and one separate non-diversified series (the Value Opportunities Fund).  The Trust was organized to acquire the assets and liabilities of the Mercury HW Large Cap Value Fund, the Mercury HW Mid-Cap Value Fund and the Mercury HW Small Cap Value Fund (the “Mercury HW Funds”).  On February 4, 2002, the Mercury HW Funds were reorganized into the Trust through a non-taxable exchange.  The performance of the Large Cap Value Fund, Mid-Cap Value Fund and Small Cap Value Fund includes the historical performance of their predecessors.  Prior to August 28, 2009, the Diversified Value Fund was known as the Hotchkis & Wiley Core Value Fund and the Value Opportunities Fund was known as the Hotchkis & Wiley All Cap Value Fund.

DESCRIPTION OF THE FUNDS, THEIR INVESTMENTS AND RISKS

The investment objectives, principal investment strategies and related principal risks of the Funds are set forth in the Prospectus.  This SAI includes additional information about those investment strategies and risks as well as information about other investment strategies in which the Funds may engage and the risks associated with such strategies.

Reduced liquidity in equity, credit and fixed-income markets may adversely affect many issuers worldwide.  This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples.  It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices.  These events and possible continued market turbulence may have an adverse effect on the Funds.

Investment Restrictions

Each Fund has adopted the following restrictions (in addition to its investment objective(s)) as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority” of that Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).  Under the 1940 Act, the vote of the holders of a “majority” of a Fund’s outstanding voting securities means the vote of the holders of the lesser of (1) 67% or more of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (2) more than 50% of the outstanding shares.

Except as noted, none of the Funds may:

1.
Purchase any security, other than obligations of the U.S. government, its agencies, or instrumentalities (“U.S. government securities”), if as a result: (i) with respect to 75% of its total assets, more than 5% of the Fund’s total assets (determined at the time of investment) would then be invested in securities of a single issuer; or (ii) 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry.  This restriction does not apply to the Value Opportunities Fund.

2.
Purchase securities on margin (but any Fund may obtain such short-term credits as may be necessary for the clearance of transactions), provided that the deposit or payment by a Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

3.
Except for the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund, make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale against-the-box), and unless not more than 25% of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time.

4.
Issue senior securities, borrow money or pledge its assets except that any Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings; none of the Funds will purchase any additional portfolio securities while such borrowings are outstanding, except for the High Yield Fund.  The Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund may borrow from banks in amounts not exceeding 33 1/3% of their total assets (including borrowings) and may pledge their assets to secure such borrowings.

Table of Contents - Statement of Additional Information
1

5.
Purchase any security (other than U.S. government securities) if as a result, with respect to 75% of the Fund’s total assets, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.  This restriction does not apply to the Value Opportunities Fund.

6.
Purchase or sell commodities or commodity contracts or real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.  (For the purposes of this restriction, forward foreign currency exchange contracts are not deemed to be commodities or commodity contracts.)

7.	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

8.	Make investments for the purpose of exercising control or management.

9.	Make loans except to the extent permitted by the 1940 Act, and any regulations, interpretations or exemptive or other relief granted thereunder.

In addition, the Value Opportunities Fund may not:

1.
Purchase any security (other than U.S. government securities) if as a result, 25% or more of the Fund’s total assets (determined at the time of investment) would be invested in one or more issuers having their principal business activities in a single industry, except for temporary defensive purposes.

2.	Purchase any security (other than U.S. government securities) if as a result, the Fund would then hold more than 10% of the outstanding voting securities of an issuer.

Any percentage limitation on a Fund’s investments is determined when the investment is made, unless otherwise noted.  With respect to borrowing and illiquid securities, if a Fund at any time exceeds the maximum permissible investment percentage limitations, the Fund will take action to bring it back into compliance as required by Commission guidance, rules and regulations.  The above restrictions do not prohibit representatives of a Fund or the Advisor from participating on creditors’ committees with respect to the Fund’s portfolio investments.  For the avoidance of doubt, restriction No. 6 above shall apply to investments in physical commodities and shall not prevent the Funds from engaging in transactions involving futures contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or the commodities trading business or that have a significant portion of their assets in commodities related investments.  In addition, restriction No. 6 shall not prohibit the Funds from investing in securities or other investments backed by real estate or securities of companies engaged in the real estate business.  All swap agreements and other derivative instruments that were not classified as commodities or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts for purposes of restriction No. 6 above.

The Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund and the High Yield Fund will provide 60 days’ prior written notice to shareholders of a change in that Fund’s non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in the type of investments suggested by the Fund’s name.

Bank Capital Securities

The Funds may invest in bank capital securities.  Bank capital securities are issued by banks to help fulfill their regulatory capital requirements.  There are two common types of bank capital: Tier I and Tier II.  Bank capital is generally, but not always, of investment grade quality.  Tier I securities often take the form of common and non-cumulative preferred stock.  Tier II securities are commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.  Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.

Table of Contents - Statement of Additional Information
2

Bonds

The term “bond” or “bonds” as used in the Prospectus and this SAI is intended to include all manner of fixed-income securities, debt securities and other debt obligations unless specifically defined or the context requires otherwise.

Borrowing

The Funds, except for the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund, may borrow money for temporary or emergency purposes in amounts not exceeding 10% of each Fund’s total assets.  The Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund may borrow money in amounts not exceeding 33 1/3% of their total assets.  The 1940 Act requires a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes.  Borrowing subjects a Fund to interest costs which may or may not be recovered by appreciation of the securities purchased, and can exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio.  This is the speculative factor known as leverage.

Convertible Securities

The Funds may invest in convertible securities of domestic or foreign issuers.  Convertible securities are generally preferred stocks and other securities, including fixed-income securities, which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to similar non-convertible securities.  While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security’s underlying common stock.

In general, the market value of a convertible security is at least the higher of its “investment value” (that is, its value as a fixed-income security) or its “conversion value” (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise.  However, the price of a convertible security is also influenced by the market value of the security’s underlying common stock.  The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no security’s investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

Corporate Debt Securities

The Funds may invest in corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments including convertible securities) of domestic or foreign issuers.  The Mid-Cap Value Fund, the Small Cap Value Fund and the Small Cap Diversified Value Fund may invest up to 5% of their respective total assets in corporate debt securities rated below investment grade, but not below B.  The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity.  When interest rates rise, the value of corporate debt securities can be expected to decline.  Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.  Security ratings are based on at least one major rating agency, or if unrated, of comparable quality in the Advisor’s opinion.

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Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations.  Moody’s Investors Service, Inc. (“Moody’s”) describes securities rated Baa as “judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.” Standard & Poor’s Ratings Services (“S&P”) describes securities rated BBB as “having adequate capacity to meet financial commitments, but more subject to adverse economic conditions.”  For securities rated BBB, Fitch Ratings (“Fitch”) states that “…expectations of default risk are currently low…capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.” For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.

Corporate Loans

The Funds can invest in corporate loans.  Commercial banks and other financial institutions make corporate loans to companies that need capital to grow or restructure.  Borrowers generally pay interest on corporate loans at rates that change in response to changes in market interest rates such as the London Interbank Offered Rate (“LIBOR”) or the prime rates of U.S. banks.  As a result, the value of corporate loan investments is generally less responsive to shifts in market interest rates.  Because the trading market for corporate loans is less developed than the secondary market for bonds and notes, a Fund may experience difficulties from time to time in selling its corporate loans.  Borrowers frequently provide collateral to secure repayment of these obligations.  Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a “syndicate.”  The syndicate’s agent arranges the corporate loans, holds collateral and accepts payments of principal and interest.  If the agent developed financial problems, a Fund may not recover its investment, or there might be a delay in the Fund’s recovery.  By investing in a corporate loan, the Fund becomes a member of the syndicate.

The Fund may invest in corporate loans directly at the time of the loan’s closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also invest indirectly in a corporate loan by buying a loan participation from a lender or other purchaser of a participation. Corporate loans may include term loans, Bridge Loans (as described below) and, to the extent permissible for the Fund, revolving credit facilities, prefunded letters of credit term loans, delayed draw term loans and receivables purchase facilities.  For more information on corporate loans, including commercial loans, loan participations and assignments, see “Indebtedness, Loan Participations and Assignments” below.

Liquidity of Corporate Loans.  The Advisor generally considers corporate loans to be liquid.  To the extent such investments are deemed to be liquid by the Advisor, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Generally, a liquid market with institutional buyers exists for such interests. The Advisor monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund. No active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In addition, the Fund may not be able to readily sell its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely held and traded. As a result of such potential illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations.

Covenants. The borrower or issuer under a corporate loan or debt security generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain actions that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow (after scheduled debt service payments and permitted capital expenditures) as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document. If acceleration occurs and the Fund receives repayment before expected, the Fund will experience prepayment risk.

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Additional Credit Risks. Corporate loans may be issued in leveraged or highly leveraged transactions (such as mergers, acquisitions, consolidations, liquidations, spinoffs, reorganizations or financial restructurings), or involving distressed companies or those in bankruptcy (including debtor-in-possession transactions). This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy.

Bridge Financings (“Bridge Loans”).  The Fund may also acquire interests in loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets; the arrangement of longer-term loans; or the issuance and sale of debt obligations. The Fund may also make a commitment to participate in a bridge loan facility. Most bridge loans are structured as floating-rate debt with step-up provisions under which the interest rate on the bridge loan rises the longer the loan remains outstanding. In addition, bridge loans commonly contain a conversion feature that allows the bridge loan investor to convert its loan interest to senior exchange notes if the loan has not been prepaid in full on or prior to its maturity date. Bridge loans may be subordinate to other debt and may be unsecured or under-secured. Bridge loans are subject to the same general risks discussed above inherent to any loan investment. Due to their subordinated nature and possible unsecured or under-secured status, bridge loans may involve a higher degree of overall risk than more senior loans of the same borrower. Bridge loans also generally carry the expectation that the borrower will be able to sell the assets, obtain permanent financing or sell other debt obligations in the near future. Any delay in these occurrences subjects the bridge loan investor to increased credit risk and may impair the borrower’s perceived creditworthiness. In addition, bridge loans may become permanent.

Creditor Liability and Participation on Creditors’ Committees

Generally, when the Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If the Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, the Advisor, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, the Advisor may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and the Advisor may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, the Advisor has the authority, subject to the above-mentioned procedures, to represent the Trust, or the Fund, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Fund relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.

Cybersecurity Risk

With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security and related risks.  In general, cyber incidents can result from deliberate attacks or unintentional events.  Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption.  Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting the Funds or their service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value (“NAV”), impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for Fund shareholders) and other parties.  In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.  While the Funds’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.  Furthermore, the Funds cannot control the cyber security plans and systems put in place by their service providers or any other third parties whose operations may affect the Funds or their shareholders.  The Funds and their shareholders could be negatively impacted as a result.

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Defaulted Securities

The Funds may invest in defaulted securities. The risk of loss due to default may be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other debt of the issuer. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security in a Fund’s portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund’s NAV. Defaulted securities tend to lose much of their value before they default. Thus, a Fund’s NAV may be adversely affected before an issuer defaults. In addition, a Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

Defaulted debt securities may be illiquid and, as such, will be part of the percentage limits on investments in illiquid securities discussed under “Illiquid or Restricted Securities.”

Delayed Funding Loans and Revolving Credit Facilities

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term.  These commitments may have the effect of requiring the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).  To the extent that the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund is committed to advance additional funds, the Fund will segregate or “earmark” cash or other unencumbered assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees (“liquid assets”), that are equal to its obligations under the commitment.  Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

The Fund may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, the Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Fund currently intends to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Fund’s limitation on illiquid investments. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by the Fund.

Derivative Instruments

To the extent consistent with their investment objectives and policies and the investment restrictions listed in this SAI, the Funds may invest in, or obtain exposure to, futures contracts, purchase and write call and put options on securities, securities indexes and on foreign currencies and enter into forward contracts, swaps, and structured instruments, including without limitations, participation notes, certificates and warrants.  The Funds also may enter into swap agreements with respect to credit default, foreign currencies, interest rates and securities indexes.  The Funds may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, or securities prices or as part of their overall investment strategies.

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Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies.  The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions.  If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty.  In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes.  It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund.  Upon the expiration or termination of a particular contract, a Fund may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund.  Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives.  In such cases, the Fund may lose money.

Options on Securities and on Securities Indexes. A Fund may purchase put options on securities or security indexes to protect holdings in an underlying or related security against a substantial decline in market value or for speculative purposes.  A Fund may also purchase call options on securities and security indexes.  A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold.  A Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option.  Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

A Fund may also purchase put and call options on stock indexes. The amount of cash received upon exercise of a stock index option, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple.  All settlements of stock index option transactions are in cash.  Some stock index options are based on a broad market index such as the Standard & Poor's 500 Index (the “S&P 500 Index”), the New York Stock Exchange Composite Index, or the NYSE Arca Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.  Because the value of a stock index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock.

The purchase and writing of options involve certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying securities decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

There are several risks associated with transactions in options on securities and on indexes.  For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives.  A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

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There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.  If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.  If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.  As the writer of a covered call option, a Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option.  If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased.  Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.

Futures Contracts and Options on Futures Contracts. A Fund may use interest rate, foreign currency or index futures contracts, as specified for that Fund in the Prospectus or if permitted by its investment restrictions.  An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.  A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

A Fund may purchase and write call and put options on futures.  Options on futures possess many of the same characteristics as options on securities and indexes (discussed above).  An option on a futures contract gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option.  Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.

Each Fund will use futures contracts and options on futures contracts in accordance with the rules of the CFTC.  For example, a Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund’s securities or the price of the securities which the Fund intends to purchase.  A Fund’s hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates.  Although other techniques could be used to reduce that Fund’s exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and options on futures contracts.  Pursuant to CFTC Rule 4.5, the Advisor has filed a notice of exclusion from registration as a commodity pool operator in respect of each Fund.  The Advisor intends to limit each Fund’s use of commodity interests so as to remain eligible for the exclusion.

Limitations on Use of Futures and Options Thereon. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash, U.S. government securities or other securities ("initial margin").  The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract.  Margin requirements on foreign exchanges may be different than U.S. exchanges.  The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.  Each Fund expects to earn interest income on its initial margin deposits.  A futures contract held by a Fund is valued at the official price of the exchange on which it is traded.  Each day a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract.  This process is known as "marking to market."  Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.  In computing daily net asset value, each Fund will mark‑to‑market its open futures positions.

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A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month).  Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date.  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, a Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, a Fund realizes a capital loss. The transaction costs must also be included in these calculations.

When purchasing a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees, a Fund will segregate or “earmark” liquid assets, that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the marked-to-market value of the futures contract.  Alternatively, a Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.  When selling a futures contract that cash settles, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees that are equal to the marked-to-market value of the futures contract.  Alternatively, a Fund may "cover" its position by owning the instruments underlying the futures contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust's custodian).

With respect to futures contracts that “physically settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount equal to the full notional value of the futures contract.  With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligation, if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract.  By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

When selling a call option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option.  Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

When selling a put option on a futures contract, a Fund will maintain with its custodian (and mark-to-market on a daily basis) assets determined to be liquid by the Advisor in accordance with the procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit.  Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.

The requirements for qualification as a regulated investment company for federal income tax purposes also may limit the extent to which a Fund may enter into futures, futures options and forward contracts.

Risk Factors in Futures Transactions and Options. Investment in futures contracts involves the risk of imperfect correlation between movements in the price of the futures contract and the price of the security being hedged.  The hedge will not be fully effective when there is imperfect correlation between the movements in the prices of two financial instruments.  For example, if the price of the futures contract moves more than the price of the hedged security, a Fund will experience either a loss or gain on the futures contract which is not completely offset by movements in the price of the hedged securities.  To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts.  Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts.

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The particular securities comprising the index underlying the index financial futures contract may vary from the securities held by a Fund.  As a result, the Fund’s ability to hedge effectively all or a portion of the value of its securities through the use of such financial futures contracts will depend in part on the degree to which price movements in the index underlying the financial futures contract correlate with the price movements of the securities held by the Fund.  The correlation may be affected by disparities in the Fund’s investments as compared to those comprising the index and general economic or political factors.  In addition, the correlation between movements in the value of the index may be subject to change over time as additions to and deletions from the index alter its structure.  The trading of futures contracts also is subject to certain market risks, such as inadequate trading activity, which could at times make it difficult or impossible to liquidate existing positions.

Each Fund expects to liquidate a majority of the futures contracts it enters into through offsetting transactions on the applicable contract market.  There can be no assurance, however, that a liquid secondary market will exist for any particular futures contract at any specific time.  Thus, it may not be possible to close out a futures position.  In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.  In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so.  The inability to close out futures positions also could have an adverse impact on the Fund’s ability to hedge effectively its investments.  The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day.  Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions.  Prices have in the past moved beyond the daily limit on a number of consecutive trading days.  A Fund will enter into a futures position only if, in the judgment of the Advisor, there appears to be an actively traded secondary market for such futures contracts.

The successful use of transactions in futures and related options also depends on the ability of the Advisor to forecast correctly the direction and extent of interest rate movements within a given time frame.  To the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on a hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities.  As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage.  As a result, relatively small movements in the price of the futures contracts can result in substantial unrealized gains or losses.  There is also the risk of loss by a Fund of margin deposits in the event of the bankruptcy of a broker with whom the Fund has an open position in a financial futures contract.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option on a futures contract also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

Risks of Potential Government Regulation of Derivatives.  It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective.  It is impossible to fully predict the effects of past, present and future legislation and regulation in this area, but the effects could be substantial and adverse.  It is possible that legislative or regulatory activity could limit or restrict the ability of the Fund to use certain instruments as part of its investment strategy.  Limits or restrictions applicable to the counterparties or issuers, as applicable, with which the Fund engages in derivative transactions could also prevent or limit the Fund from using certain instruments.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements.  The SEC, the Commodity Futures Trading Commission (the “CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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The regulation of futures, options and swap transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.  There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in a Fund or the ability of a Fund to continue to implement its investment strategies.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) sets forth a legislative framework for over-the-counter (“OTC”) derivatives, such as swaps, in which the Funds may invest.  Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have been developing the rules and regulations enacting the provisions of the Dodd-Frank Act. It is not possible at this time to gauge the exact nature and full scope of the impact of the Dodd-Frank Act on the Fund. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules to be promulgated thereunder may negatively impact the Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on the Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. New requirements, even if not directly applicable to the Fund, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect shareholders.

Emerging Market Securities

The Funds may invest in securities and instruments that are economically tied to developing (or “emerging market”) countries.  The Advisor generally considers an instrument to be economically tied to an emerging market country if the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country.  With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.  The Advisor has broad discretion to identify countries that it considers to qualify as emerging markets.  In making investments in emerging market securities, a Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth.  Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe.  The Advisor will select the country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, and any other specific factors it believes to be relevant.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries.  These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital.  In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies.  The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.  Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.  In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.  Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.  Such a delay could result in possible liability to a purchaser of the security.

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The Capital Income Fund and the High Yield Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings. Investments in Brady Bonds may be viewed as speculative.  Brady Bonds acquired by the Capital Income Fund and the High Yield Fund may be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings of relevant Brady Bonds.

Foreign investment risk may be particularly high to the extent that a Fund invests in emerging market securities that are economically tied to countries with developing economies.  These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign countries.

Equity Securities

Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer and have greater price volatility than fixed-income securities.  The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably.

Common stock generally takes the form of shares in a corporation.  The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services.  A stock's value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs.  The value of a company's stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock.  For this reason, the value of a company's stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company's financial condition or prospects.  Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.  Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks.  The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.  In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI.  Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.  The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Euro-and EU-related Risks

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments.

The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.  It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

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The Funds may face potential risks associated with the referendum on the United Kingdom’s continued membership in the EU, which resulted in a vote for the United Kingdom to leave the EU. The vote to leave the EU may result in substantial volatility in foreign exchange markets and may lead to a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. The vote to leave the EU may result in a sustained period of market uncertainty, as the United Kingdom seeks to negotiate the terms of its exit. It may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of Funds’ investments and/or on Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for Funds to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.

Event-Linked Exposure

The Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” or implement “event-linked strategies.”  Event-linked exposure results in gains or losses that typically are contingent, or formulaically related to, defined trigger events.  Examples of trigger events include hurricanes, earthquakes, weather-related phenomena, or statistics relating to such events.  Some event-linked bonds are commonly referred to as “catastrophe bonds.”  If a trigger event occurs, the Fund may lose a portion of or its entire principal invested in the bond or notional amount on a swap.  Event-linked exposure often provides for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked exposure may also expose the Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund to certain unanticipated risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked exposures may also be subject to liquidity risk.

Financial Sector Risk

The Diversified Value Fund, Large Cap Value Fund, Mid-Cap Value Fund, Small Cap Value Fund, Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Value Opportunities Fund currently invest a significant portion of their assets in companies in the financial sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.  This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and the impact of more stringent capital requirements.

Foreign (Non-U.S.) Currencies

The Funds may invest directly in foreign currencies or in securities that trade in, or receive revenues in, foreign currencies and will be subject to currency risk.  Foreign currency exchange rates may fluctuate significantly over short periods of time.  They generally are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors.  Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments.

The Funds may engage in foreign currency transactions on a spot (cash) basis, and enter into forward foreign currency exchange contracts and invest in foreign currency futures contracts and options on foreign currencies and futures.  A forward foreign currency exchange contract, which involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract, reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract.  Certain foreign currency transactions may also be settled in cash rather than the actual delivery of the relevant currency.  The effect on the value of the Funds is similar to selling securities denominated in one currency and purchasing securities denominated in another currency.  A contract to sell foreign currency would limit any potential gain which might be realized if the value of the hedged currency increases.  The Funds may enter into these contracts to hedge against foreign exchange risk, to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  Suitable hedging transactions may not be available in all circumstances and there can be no assurance that the Funds will engage in such transactions at any given time or from time to time.  Also, such transactions may not be successful and may eliminate any chance for the Fund to benefit from favorable fluctuations in relevant foreign currencies.  The Funds may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated.  When purchasing forward foreign currency exchange contracts for non-hedging purposes, a Fund will segregate or “earmark” liquid assets that are equal to its obligations under the contracts.

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Foreign Currency Options and Related Risks

The Funds may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Funds hold in their portfolios or intend to purchase.  For example, if a Fund were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency.  Similarly, if a Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved.  The markets in foreign currency options are relatively new, and a Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market.  There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.  In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis.  Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable.  Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

Risks of Options Trading.  The Funds may effectively terminate their rights or obligations under options by entering into closing transactions.  Closing transactions permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option.  The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar.  Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions.  As a result, changes in the value of an option position may have no relationship to the investment merit of a foreign security.  Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to nine months.  The exercise price may be below, equal to or above the current market value of the underlying currency.  Options that expire unexercised have no value, and a Fund will realize a loss of any premium paid and any transaction costs.  Closing transactions may be effected only by negotiating directly with the other party to the option contract, unless a secondary market for the options develops.  Although the Funds intend to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Funds, there can be no assurance that a Fund will be able to liquidate an option at a favorable price at any time prior to expiration.  In the event of insolvency of the counter-party, a Fund may be unable to liquidate a foreign currency option.  Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Investment Risks

Foreign Market Risk.  Each Fund may invest in foreign securities.  Foreign security investment involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money.

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Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources, and balance of payments position.  Certain such economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or otherwise adversely affect a Fund’s operations.  Other foreign market risks include difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States or other foreign countries.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the U.S. government does.  Some countries may not have laws to protect investors the way that the United States securities laws do.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for a Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Foreign (Non-U.S.) Securities

The Funds may invest in securities and instruments that are economically tied to foreign (non-U.S.) countries.  The Advisor generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country.  In the case of certain money market instruments, such instruments will be considered economically tied to a non-U.S. country if either the issuer or the guarantor of such money market instrument is organized under the laws of a non-U.S. country.  With respect to derivative instruments, the Advisor generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are certain money market instruments, if either the issuer or the guarantor of such money market instruments is organized under the laws of a non-U.S. country).

Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities.  Shareholders should consider carefully the substantial risks involved for the Fund from investing in securities issued by foreign companies and governments of foreign countries.  These risks include: differences in accounting, auditing and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations; and political instability.  Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.  The securities markets, values of securities, yields and risks associated with foreign securities markets may change independently of each other.  Also, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities.  Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility.  Restrictions on global trade may have an adverse impact on foreign securities held by the Fund.  Investments in foreign securities may also involve higher custodial costs than domestic investments and additional transaction costs with respect to foreign currency conversions.  Changes in foreign exchange rates also will affect the value of securities denominated or quoted in foreign currencies.

The Funds may invest in, or obtain exposure to, the securities of foreign issuers in the form of Depositary Receipts or other securities convertible into securities of foreign issuers or other foreign securities.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. American Depositary Receipts (“ADRs”) are receipts typically issued by an American bank or trust company that evidence ownership of underlying securities issued by a foreign corporation.  European Depositary Receipts (“EDRs”) are receipts issued in Europe that evidence a similar ownership arrangement.  Global Depositary Receipts (“GDRs”) are receipts issued throughout the world that evidence a similar arrangement.  Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, and EDRs, in bearer form, are designed for use in European securities markets.  GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.  A Fund may invest in unsponsored Depositary Receipts.  The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts.  Depositary Receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

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The Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund also may invest in sovereign debt issued by governments, their agencies or instrumentalities, or other government-related entities.  Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities.  In addition, there is no bankruptcy proceeding by which defaulted sovereign debt may be collected.

Forward Foreign Currency Exchange Contracts

The Funds may use forward contracts to protect against uncertainty in the level of future exchange rates.  The Diversified Value Fund, the Large Cap Value Fund, the Mid-Cap Value Fund and the Small Cap Value Fund will not speculate with forward contracts or foreign currency exchange rates.

A Fund may enter into forward contracts with respect to specific transactions.  For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction.  A Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

A Fund also may use forward contracts in connection with portfolio positions to lock in the U.S. dollar value of those positions, to increase the Fund’s exposure to foreign currencies that the Advisor believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.  For example, when the Advisor believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.  Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.  A Fund may enter into forward contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s portfolio securities or other assets denominated in that currency, or (2) the Fund will segregate or “earmark” liquid assets in an amount not less than the value of the Fund’s total assets committed to the consummation of the contracts.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies.  However, the Advisor believes it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

At or before the maturity date of a forward contract that requires a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver.  Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract.  The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

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The cost to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing.  Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved.  The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Although the Funds value their assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis.  The Funds may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies

Investments in securities rated below investment grade are described as “speculative” by Moody’s, S&P and Fitch.  Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  Securities of distressed companies include both debt and equity securities.  High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs.  If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Fund, by investing in such securities, may incur additional expenses to seek recovery of its investment.  In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities.  Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Fund could sell a high yield or distressed company security, and could adversely affect the NAV of the Fund.  A lack of publicly available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in the Fund being unable to realize full value for these securities and/or may result in the Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market.  When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The Advisor seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

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The use of credit ratings in evaluating high yield securities and debt securities of distressed companies can involve certain risks.  For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security.  Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.  The Advisor does not rely solely on credit ratings when selecting debt securities for the Fund, and develops its own independent analysis of issuer credit quality.  If a credit rating agency changes the rating of a debt security held by the Fund, the Fund may retain the security if the Advisor deems it in the best interest of shareholders.

Illiquid or Restricted Securities

Each Fund may invest up to 15% of its net assets in securities that lack an established secondary trading market or otherwise are considered illiquid.  Liquidity of a security relates to the ability to dispose easily of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security.  Illiquid securities may trade at a discount from comparable, more liquid investments.  Investment of a Fund’s assets in illiquid securities may restrict the ability of the Fund to dispose of its investments in a timely fashion and for a fair price as well as its ability to take advantage of market opportunities.  The risks associated with illiquidity will be particularly acute where a Fund’s operations require cash, such as when the Fund redeems shares or pays dividends, and could result in the Fund borrowing to meet short term cash requirements or incurring capital losses on the sale of illiquid investments.

A Fund may invest in securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “Securities Act”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  If any privately placed securities held by a Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Over the years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes.  Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

Indebtedness, Loan Participations and Assignments

The Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may purchase indebtedness and participations in commercial loans (such as bank loans), or may purchase assignments of such loans as well as interest and/or servicing or similar rights as such loans.  Such investments may be secured or unsecured and may be newly-originated (and may be specifically designed for the Fund).  Indebtedness is different from traditional debt securities in that debt securities may be part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which a Fund intends to invest may not be rated by any nationally recognized rating service.

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A loan is often administered by an agent bank acting as agent for all holders.  The agent bank administers the terms of the loan, as specified in the loan agreement.  In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement.  Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies or otherwise exercise the Fund’s rights against a corporate borrower.

A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent.  A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness.  However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss.  In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest.  If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected.  Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated.  In either case, the Fund may be responsible for the costs and liabilities associated with owning the collateral and may be subject to the risks and responsibilities relevant to the business, property or other asset serving as collateral. If the Fund holds certain loans, the Fund may be required to exercise its remedies and rights with respect to the collateral or the borrower pursuant to certain agreed-upon procedures or collectively with other creditors or through an agent or other intermediary action on behalf of multiple creditors. Delays or other risks associated with such procedures may cause the value of the Fund’s investment to decline or otherwise adversely affect the Fund’s rights relating to or interest in the collateral. For example, if an agent bank is acting on behalf of multiple lenders in the syndicate, the Fund’s interest in a loan may be subject to changes in terms or additional risks resulting from actions taken or not taken by the agent bank following an instruction from other creditors holding interests in the same loan. In addition, bankruptcy or other court proceedings may delay, limit or negate the Fund’s ability to collect payments on its loan investments or otherwise adversely affect the Fund’s rights in collateral relating to the loan, if any, and the Fund may need to retain legal or similar counsel to help in seeking to enforce its rights.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in loan participations with credit quality comparable to that of issuers of their other securities investments.  Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative.  Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed.  Consequently, when investing in indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount invested.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in indebtedness and loan participation to achieve capital appreciation, rather than seek income.  Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”).  For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Commission’s interpretations require the Fund to treat both the lending bank or other lending institution and the corporate borrower as “issuers”.  Treating a financial intermediary as an issuer of indebtedness may restrict a Funds’ ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loan assignments, loan participations, delayed funding loans, revolving credit facilities, bridge loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale.  In some cases, negotiations involved in disposing of indebtedness may require weeks to complete.  Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Advisor believes to be a fair price.  Certain types of loans, such as bridge loans, may provide certain types of equity features such as warrants and conversion rights.  Those equity-type instruments and investments involve additional risks of an investment in equity, including potentially significant changes in value, difficulty in accurately valuing them, a lack of liquidity, and a significant loss on the investment, and the possibility that the particular right could expire worthless if not exercised.

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Valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price.  At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid.  As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.  In addition, the Funds currently intend to treat indebtedness for which there is no readily available market as illiquid for purposes of the Funds’ limitation on illiquid investments.  Investments in loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Funds.  For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.  In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender.  It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.  In the absence of definitive regulatory guidance, the Funds rely on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.

Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. The purchaser of an assignment typically succeeds to all rights and obligations as the assigning lender under the loan agreement. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, the Fund could become owner, in whole or in part, of any collateral securing the loan, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral (see “Real Estate Assets and Related Derivatives” above). Furthermore, in the event of a default by a borrower, the Fund may have difficulty disposing of the assets used as collateral for a loan. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. The Fund currently relies on the Advisor’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in debtor-in-possession financings (commonly known as “DIP financings”).  DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code.  These financings allow the entity to continue its business operations while reorganizing under Chapter 11.  Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims).  There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code.  In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may act as the originator for direct loans to a borrower. Direct loans between the Fund and a borrower may not be administered by an underwriter or agent bank. The Fund may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with the Fund. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.

In determining whether to make a direct loan, the Fund will rely primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal and its assessment of the collateral, if any, securing the loan. In making a direct loan, the Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money. Furthermore, direct loans may subject the Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of the Fund to dispose of a direct loan and/or to value the direct loan.

When engaging in direct lending, the Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, the Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance. Some loans have the benefit of contractual restrictive covenants that limit the ability of the borrower to increase the credit risk of the borrower or take actions that may impair the rights or interests of lenders (e.g., by further encumbering its assets or incurring other debt obligations). Investments in loans without contractual restrictive covenants are particularly susceptible to the risks associated with loans and other forms of indebtedness.

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As part of its lending activities, the Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, such loans involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is high. Different types of assets may be used as collateral for the Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that the Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund has financed, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower.

Various state licensing requirements could apply to the Fund with respect to investments in, or the origination and servicing of, loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or Advisor operates or has offices. In states in which it is licensed, the Fund or Advisor will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or Advisor’s ability to take certain actions to protect the value of its investments in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of the Fund’s or Advisor’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which the Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.

Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent the Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, the Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its investments.

Industrial Sector Risk

The Small Cap Value Fund and International Value Fund currently invest a significant portion of their assets in companies in the industrial sector.  The industrial sector can be significantly affected by, among other things, worldwide economic growth, supply and demand for specific products and services, rapid technological developments, and government regulation.

Inflation-Indexed Bonds

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in inflation-indexed bonds.  Inflation-indexed bonds (other than municipal inflation-indexed bonds and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds.  For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is reflected in the semi-annual coupon payment.  As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation.  If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds.  Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Large Shareholder Risk

To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that the share trading activities of these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell investments at inopportune times or causing the Fund to maintain larger-than-expected cash positions pending acquisition of investments).

Leverage

Certain transactions may give rise to a form of leverage.  Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions.  The use of derivatives may also create leveraging risk.  To mitigate leveraging risk, the Advisor will segregate or “earmark” liquid assets to cover the transactions that may give rise to such risk.  The High Yield Fund, Capital Income Fund and Value Opportunities Fund also may be exposed to leveraging risk by borrowing money for investment purposes.  Leveraging may cause a Fund to liquidate portfolio positions to satisfy its obligations or to meet segregation requirements when it may not be advantageous to do so.  Leveraging, including borrowing, may cause the Funds to be more volatile than if the Funds had not been leveraged.  This is because leveraging tends to exaggerate the effect of any increase or decrease in the value of the portfolio securities.

Master Limited Partnerships

The Funds may invest in publicly traded master limited partnerships (“MLPs”), which are limited partnerships or limited liability companies taxable as partnerships for federal income tax purposes.  MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources.  MLPs generally have two classes of owners, the general partner and limited partners.  When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP.  The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties.  The general partner may be structured as a private or publicly traded corporation or other entity.  The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units.  Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”).  Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid.  Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages.  Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis.  The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels.  As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.  A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders.  These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly, cash distribution in order to reach higher tiers.  Such results benefit all security holders of the MLP.

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MLP common units represent a limited partnership interest in the MLP.  Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP.  The Funds may purchase common units in market transactions.  Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors.  In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

Mortgage-Related and Other Asset-Backed Securities

Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates.  Early repayment of principal on some mortgage-related securities may expose the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund to lower rates of return upon reinvestment of principal.  When interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.  The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase.  If unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase.  The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or “IO” class), while the other class will receive all of the principal (the principal-only, or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  The Capital Income Fund and the High Yield Fund may invest up to 5% of their total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.

The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities.  CBOs and CLOs are types of asset-backed securities.  A CBO is a trust which is backed by a diversified pool of high-risk, below investment grade fixed-income securities.  A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.  The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in other asset-backed securities that have been offered to investors.

Municipal Bonds

Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities.  Municipal bonds are subject to interest rate, credit and market risk.  The ability of an issuer to make payments could be affected by litigation, legislation or other political events or the bankruptcy of the issuer.  Lower-rated municipal bonds are subject to greater credit and market risk than higher quality municipal bonds.  The types of municipal bonds in which the Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest include municipal lease obligations.  The Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in industrial development bonds, which are municipal bonds issued by a government agency on behalf of a private sector company and, in most cases, are not backed by the credit of the issuing municipality and may therefore involve more risk.  The Global Value Fund, the International Value Fund, the Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in securities issued by entities whose underlying assets are municipal bonds.

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The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest, without limitation, in residual interest bonds (“RIBs”), which brokers create by depositing municipal bonds in trusts.  The trusts in turn issue variable rate securities and RIBs.  The interest rate for the variable rate security is determined by an index or an auction process held approximately every 7 to 35 days, while the RIB holder receives the balance of the income from the underlying municipal bond less an auction fee.  The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase.

In a transaction in which the Value Opportunities Fund, the Capital Income Fund or the High Yield Fund purchases a RIB from a trust, and the underlying municipal bond was held by the Fund prior to being deposited into the trust, the Fund treats the transaction as a secured borrowing for financial reporting purposes.  As a result, the Fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense.  Therefore, the Fund’s net asset value per share and performance are not affected by the non-cash interest expense.  This accounting treatment does not apply to RIBs acquired by the Funds where the Funds did not previously own the underlying municipal bond.

      Each Fund expects to invest less than 50% of its total assets in tax-exempt municipal bonds. As a result, none of the Funds expect to be eligible to pay exempt interest dividends to shareholders and interest on municipal bonds will be taxable to shareholders when received as a distribution from a Fund.

Other Investment Companies

A Fund may acquire securities of other registered investment companies to the extent that such investments are consistent with its investment objective, policies, strategies and restrictions and the limitations of the 1940 Act.  Investment companies may include mutual funds, closed-end funds and exchange-traded funds (“ETFs”).  A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such funds.  Like all equity investments, these investments may go up or down in value.

ETFs and closed-end funds trade on a securities exchange and their shares may trade at a premium or discount to their NAV.  A Fund will incur brokerage costs when it buys and sells shares of ETFs and closed-end funds.  ETFs that seek to track the composition and performance of a specific index may not replicate exactly the performance of their specified index because of trading costs and operating expenses incurred by the ETF.  At times, there may not be an active trading market for shares of some ETFs and closed-end funds and trading of ETF and closed-end fund shares may be halted or delisted by the listing exchange.

In addition, investments in ETFs involve the risk that the market prices of ETF shares will fluctuate, sometimes rapidly and materially, in response to changes in the ETF’s NAV, the value of ETF holdings and supply and demand for ETF shares. Although the creation/redemption feature of ETFs generally makes it more likely that ETF shares will trade close to NAV, market volatility, lack of an active trading market for ETF shares, disruptions at market participants (such as Authorized Participants or market makers) and any disruptions in the ordinary functioning of the creation/redemption process may result in ETF shares trading significantly above (at a “premium”) or below (at a “discount”) NAV. Significant losses may result when transacting in ETF shares in these and other circumstances. Neither the Advisor nor the Trust can predict whether ETF shares will trade above, below or at NAV. An ETF’s investment results are based on the ETF’s daily NAV. Investors transacting in ETF shares in the secondary market, where market prices may differ from NAV, may experience investment results that differ from results based on the ETF’s daily NAV.

For purposes of evaluating whether at least 40% of the Global Value Fund’s investments are in companies located outside the U.S., investments in ETFs based on foreign market indices are considered located outside the U.S.

Participation in Litigation or Arbitration Proceedings

The Advisor, in its judgment and discretion and based on the considerations deemed by the Advisor to be relevant, may believe that it is in the best interests of the Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, the Advisor may determine not to take or not to recommend any such action. To the extent that the Fund has liquidated, the Advisor will generally not take or recommend any such action. The Advisor may, on behalf of the Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. The Advisor may, without limitation, (i) engage legal counsel for the Fund and/or cause the Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by the Advisor to be necessary or appropriate (a) to protect or preserve the Fund’s rights or interests in connection with (1) defending a claim made against the Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). The Advisor may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. The Fund may directly bear a portion or all of the fees associated with the actions described above.

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Preferred Stock

The Funds may invest in preferred stock.  Preferred stock represents an equity or ownership interest in an issuer.  Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy.  However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.  Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings.  Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate.  “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock.  “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases.  If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline.  Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates.  Preferred stock is subject to many of the risks to which common stock and debt securities are subject.

Real Estate Investment Trusts

Each Fund may invest in securities of companies in the real estate industry generally or in real estate investment trusts (“REITs”).  Unlike corporations, REITs do not have to pay federal income taxes if they meet certain Internal Revenue Code of 1986, as amended (the “Code”), requirements.  REITs offer investors greater liquidity and diversification than direct ownership of properties.

Companies in the real estate industry and real estate related investments may include, for example, REITs that either own properties or make construction or mortgage loans, real estate developers, companies with substantial real estate holdings, and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies.  Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry.  The real estate industry is particularly sensitive to economic downturns.  The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, and tax and regulatory requirements.  In addition, the value of a REIT can depend on the structure of and cash flow generated by the REIT.

An investment in a REIT, or in a real estate-linked derivative instrument linked to the value of a REIT, is subject to the risks that impact the value of the underlying properties of the REIT.  These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.  Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income.  REITs are also subject to default by borrowers and self-liquidation, and are heavily dependent on cash flow.  Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.  Mortgage REITs may be impacted by the quality of the credit extended.

Recent Fixed Income Market Events

The U.S. Government has implemented various measures designed to stabilize the U.S. economy in recent years, including by keeping the federal funds rate at or near zero percent and purchasing large quantities of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities on the open market (quantitative easing).  Because the Board of Governors of the Federal Reserve System has ended quantitative easing and has begun to unwind the purchases made under its quantitative easing program in addition to raising the federal funds rate, there is a significant risk that interest rates across the U.S. financial system will rise.  These policy changes may expose debt instrument and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of a Fund’s investments and share price to decline.  To the extent that a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that a Fund incurs and may lower a Fund’s performance, and the Fund may have trouble selling investments to meet shareholder redemptions.

      High portfolio turnover may also result in the realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates for federal income tax purposes).

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Repurchase Agreements

The Funds may invest in repurchase agreements.  A repurchase agreement is an agreement where the seller agrees to repurchase a security from a Fund at a mutually agreed-upon time and price.  The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months.  The resale price is more than the purchase price, reflecting an agreed-upon rate of return effective for the period of time a Fund’s money is invested in the repurchase agreement.  A Fund’s repurchase agreements will at all times be fully collateralized in an amount at least equal to the resale price.  The instruments held as collateral are valued daily, and if the value of those instruments declines, the Fund will require additional collateral.  In the event of a default, insolvency or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.  In such circumstances, the Fund could experience a delay or be prevented from disposing of the collateral.  To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the repurchase price, the Fund will suffer a loss.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings

The Value Opportunities Fund, the Capital Income Fund, and the High Yield Fund may enter into reverse repurchase agreements and dollar rolls, subject to their limitations on borrowings.  A reverse repurchase agreement or dollar roll involves the sale of a security by the Value Opportunities Fund, the Capital Income Fund, or the High Yield Fund and their agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes.  The Capital Income Fund, the High Yield Fund and the Value Opportunities Fund will segregate or “earmark” liquid assets to cover their obligations under reverse repurchase agreements, dollar rolls and other borrowings.  Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for the Funds.

It is possible that changing government regulation may affect a Fund’s use of these strategies.  If implemented, regulations could significantly limit or impact the Funds’ ability to invest in reverse repurchase agreements, short sale borrowings and firm or standby commitment agreements, limit the Funds’ ability to employ certain strategies that use such instruments and adversely affect the Funds’ performance, efficiency in implementing their strategy, liquidity and ability to pursue their investment objectives.  Also, changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Fund’s ability to utilize these investment strategies and techniques.

Rule 144A Securities

A Fund may purchase restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act.  The Trustees have determined to treat as liquid Rule 144A securities that are either freely tradable in their primary markets offshore or have been determined to be liquid in accordance with the policies and procedures adopted by the Trustees.  The Trustees have adopted guidelines and delegated to the Advisor the daily function of determining and monitoring liquidity of restricted securities.  This investment practice could have the effect of increasing the level of illiquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities.

Securities Lending

Each Fund may lend portfolio securities with a value not exceeding 33 1/3% of its total assets or the limit prescribed by applicable law to banks, brokers and other financial institutions.  In return, the Fund receives collateral in cash or securities issued or guaranteed by the U.S. government, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities.  Each Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned.  A Fund receives the income on the loaned securities.  Where a Fund receives securities as collateral, the Fund receives a fee for its loans from the borrower and does not receive the income on the collateral.  Where a Fund receives cash collateral, it may invest such collateral and retain the amount earned, net of any amount rebated to the borrower.  As a result, the Fund’s yield may increase.  Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.  The Fund is obligated to return the collateral to the borrower at the termination of the loan.  A Fund could suffer a loss in the event the Fund must return the cash collateral and there are losses on investments made with the cash collateral.  In the event the borrower defaults on any of its obligations with respect to a securities loan, a Fund could suffer a loss where there are losses on investments made with the cash collateral or where the value of the securities collateral falls below the market value of the borrowed securities.  A Fund could also experience delays and costs in gaining access to the collateral.  Each Fund may pay reasonable finder’s, lending agent, administrative and custodial fees in connection with its loans.

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The Trust, on behalf of the Funds, has entered into a securities lending agreement with Brown Brothers Harriman & Co. (the “Securities Lending Agent”) to provide certain services related to the Funds’ securities lending program.  Pursuant to the securities lending agreement, the Securities Lending Agent, on behalf of the Funds, is authorized to enter into securities loan agreements, negotiate loan fees and rebate payments, collect loan fees, deliver securities, manage and hold collateral, invest cash collateral, receive substitute payments, make interest and dividend payments (in cases where a borrower has provided non-cash collateral), and upon termination of a loan, liquidate collateral investments and return collateral to the borrower.  For the most recent fiscal year ended June 30, 2018, the Small Cap Diversified Value Fund, Global Value Fund, International Value Fund, Capital Income Fund and High Yield Fund did not have securities lending activities.

For the most recent fiscal year ended June 30, 2018, the Funds’ securities lending activities resulted in the following:

		Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Value Opportunities Fund
(i)	Gross income from securities lending activities (including income from cash collateral reinvestment, negative rebates (i.e., those paid by the borrower to the lender), loan fees paid by borrowers when collateral is noncash, management fees from a pooled cash collateral reinvestment vehicle that are deducted from the vehicle’s assets before income is distributed, and any other income)	$34,932	140,576	1,672,983	812,099	664,975
(ii)	Fees and/or compensation for securities lending activities and related services
	Fees paid to securities lending agent from a revenue split	$2,080	7,859	195,022	110,248	85,466
	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,031	12,528	70,898	47,781	41,205
	Administrative fees not included in revenue split	$-	-	-	-	-
	Indemnification fee not included in revenue split	$-	-	-	-	-
	Rebates (paid to borrower)	$18,041	75,683	288,513	30,620	53,980
	Other fees not included in revenue split	$-	-	-	-	-
(iii)	Aggregate fees/compensation for securities lending activities	$23,152	96,070	554,433	188,649	180,651

Net income from securities lending activities (i) - (iii)		$11,780	44,506	1,118,550	623,450	484,324

Short Sales

The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may make short sales as part of their overall portfolio management strategies or to offset a potential decline in value of a security.  A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may also enter into a short derivative position through a futures contract or swap agreement. If the price of the security or derivative has increased during this time, then the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party.  Therefore, short sales involve the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment. Also, there is the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund.  Short sales expose the  Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund to the risk that they will be required to acquire, convert or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund.  The Fund making a short sale must segregate or “earmark” liquid assets or otherwise cover its position in a permissible manner.  The Small Cap Diversified Value Fund, the Capital Income Fund and the High Yield Fund may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder.

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Short Sales Against-the-Box

Each Fund can borrow and sell “short” securities when a Fund also owns an equal amount of those securities (or their equivalent).  Except for the Small Cap Diversified Value Fund, the International Value Fund, the Capital Income Fund and the High Yield Fund, no more than 25% of a Fund’s net assets can be held as collateral for short sales at any one time.  No more than 33 1/3% of total assets of the Small Cap Diversified Value Fund, the Capital Income Fund or the High Yield Fund can be held as collateral for short sales at any one time.

Structured Instruments

The International Value Fund may invest in structured instruments, including, without limitation, participation notes, certificates and warrants.  Structured instruments may be derived from or based on a single security or securities, an index, a commodity, debt issuance or a foreign currency (a “reference”), and their interest rate or principal may be determined by an unrelated indicator.  Structured securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the value of the structured security at maturity, or in the interest rate of the structured security.  Structured securities may entail a greater degree of risk than other types of securities because the Fund bears the risk of the reference in addition to the risk that the counterparty to the structured security will be unable or unwilling to fulfill its obligations under the structured security to the Fund when due.  The Fund bears the risk of loss of the amount expected to be received in connection with a structured security in the event of the default or bankruptcy of the counterparty to the structured security.  Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Swap Agreements

The Funds may enter into swap agreements, including, but not limited to, credit default, interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded the desired return.  To the extent the Global Value Fund and the International Value Fund invest in foreign currency-denominated securities, the Funds also may invest in currency exchange rate swap agreements.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange.  A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" liquid assets, or enter into certain offsetting positions, with a value at least equal to the Fund's obligations (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio.  Such segregation or "earmarking" will not limit the Fund's exposure to loss.

The Funds also may enter into swaptions.  A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.  The Funds may write (sell) and purchase put and call swaptions.

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Most types of swap agreements entered into by the Funds will calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or “earmarking” of assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities.

A Fund also may enter into OTC and cleared credit default swap agreements.  A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Fund.  The protection “buyer” in an OTC credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred.  If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled.  A Fund may be either the buyer or seller in the transaction.  If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date.  However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased.  As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event.  As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount.  When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls.  Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.  For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk.  A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness.  A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date.  If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller.  The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).  In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis.  In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid by the Advisor in accordance with procedures established by the Board of Trustees, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund).  Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio.  Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.”  The CFTC has implemented mandatory exchange-trading and clearing certain requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing.  Uncleared swaps are subject to margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. The Advisor will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.

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Whether a Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Advisor’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid.  Moreover, each Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party.  Restrictions imposed by the Code for qualification as a regulated investment company may limit a Fund’s ability to use swap agreements.

Senior Loans

To the extent the Funds invest in senior loans, the Funds may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such securities.  These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities.  An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Funds’ ability to sell these instruments at an advantageous time or price.  An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs.  The Funds may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans.  In addition, the senior loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be comparatively illiquid relative to markets for other more liquid fixed income securities.  Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities.  Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to sell at an advantageous time or price than other types of securities or instruments.  These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund.  Senior loans may have extended trade settlement periods which may result in cash not being immediately available to a Fund.  As a result, transactions in senior loans that settle on a delayed basis may limit a Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. A Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources.  If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates.  Senior loans may not be considered securities under the federal securities laws.

In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in senior loans.  In particular, if a senior loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available.  Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.

Investors should be aware that a Fund’s investment in a senior loan may result in the Fund or Advisor receiving information about the issuer that may be deemed material, non-public information.  Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted.  Additionally, the Advisor may seek to avoid receiving material, non-public information about issuers of senior loans.  As a result, the Advisor may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from senior loan issuers.

Trust Preferred Securities

The Funds may invest in trust preferred securities.  Trust preferred securities have the characteristics of both subordinated debt and preferred stock.  Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company.  The financial institution creates the trust and owns the trust’s common securities.  The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.  The trust uses the funds received to make dividend payments to the holders of the trust preferred securities.  The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

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Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer.  Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution.  The market value of trust preferred securities may be more volatile than those of conventional debt securities.  Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act and subject to restrictions on resale.  There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.  In identifying the risks of the trust preferred securities, the Advisor will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities.  If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited.  This may impact a Fund’s ability to achieve its investment objective.

U.S. Government Securities

U.S. government agencies or instrumentalities which issue or guarantee securities include the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Tennessee Valley Authority, Inter-American Development Bank, Asian Development Bank, Student Loan Marketing Association and the International Bank for Reconstruction and Development.  These securities generally are supported only by the credit of the government agency or instrumentality.

Except for U.S. Treasury securities, obligations of U.S. government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. government to purchase the agencies’ obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.  Each Fund will invest in securities of such instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is acceptable.

In September 2008, the Federal Housing Finance Agency (“FHFA”) was appointed as the Conservator of the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association for an indefinite period.  In accordance with the Federal Housing Finance Regulatory Reform Act of 2008 and the Federal Housing Enterprises Financial Safety and Soundness Act of 1992, as Conservator, the FHFA will control and oversee the entities until the FHFA deems them financially sound and solvent.  During the Conservatorship, each entity’s obligations are expected to be paid in the normal course of business.  Although no express guarantee exists for the debt or mortgage-backed securities issued by the entities, the U.S. Department of Treasury, through a secured lending credit facility and a Senior Preferred Stock Purchase Agreement, has attempted to enhance the ability of the entities to meet their obligations.

The Funds may invest in component parts of U.S. Treasury notes or bonds, namely, either the corpus (principal) of such Treasury obligations or one of the interest payments scheduled to be paid on such obligations.  These obligations may take the form of (1) Treasury obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of Treasury obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of Treasury obligations that have not actually been stripped.  Such receipts evidence ownership of component parts of Treasury obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party.  These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investment Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATS”), and are not issued by the U.S. Treasury; therefore they are not U.S. government securities, although the underlying bonds represented by these receipts are debt obligations of the U.S. Treasury.

Variable and Floating Rate Securities

Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general.  Conversely, floating rate securities will not generally increase in value if interest rates decline.  The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund may also invest in inverse floating rate debt instruments (“inverse floaters”).  An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  The Value Opportunities Fund, the Capital Income Fund and the High Yield Fund each may invest up to 5% of its total assets in any combination of mortgage-related or other asset-backed IO, PO or inverse floater securities.  Additionally, each such Fund may invest, without limitation, in RIBs.

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Warrants

The Funds may invest in warrants.  Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.  Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

When-Issued Securities, Delayed Delivery Securities and Forward Commitments

A Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve the purchase or sale of securities by a Fund at an established price with payment and delivery taking place in the future.  The Fund enters into these transactions to obtain what is considered an advantageous price to the Fund at the time of entering into the transaction.  When such purchases or sales are outstanding, the Fund will segregate or "earmark" liquid assets until the settlement date or otherwise cover its position in an amount sufficient to meet the Fund's obligation.

There can be no assurance that a security purchased on a when-issued basis will be issued or that a security purchased or sold on a delayed delivery basis or through a forward commitment will be delivered.  Also, the value of securities in these transactions on the delivery date may be more or less than the price paid by the Fund to purchase the securities.  The Fund will lose money if the value of the security in such a transaction declines below the purchase price and will not benefit if the value of the security appreciates above the sale price during the commitment period.

The Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

MANAGEMENT

The Trustees of the Trust consist of eight individuals, seven of whom are not “interested persons” of the Trust as defined in the 1940 Act (the “Independent Trustees”).  The Trustees oversee the actions of the Funds’ Advisor and other service providers and decide upon matters of general policy.  The Trustees also review the actions of the Trust’s officers, who conduct and supervise the daily business operations of the Funds.

Board and Committee Structure.  The role of the Board, the Board’s Committees, and the individual Trustees is one of general oversight of the Funds, including oversight of the duties performed by the Advisor under the Investment Advisory Agreement for each Fund.  The Board generally meets in regularly scheduled meetings four times a year, and may meet more often as required.  During the fiscal year ended June 30, 2018, the Board held four regularly scheduled meetings.

The Board has three standing Committees, the Audit Committee, the Nominating and Governance Committee, and the Valuation Committee, and has delegated certain responsibilities to those Committees.

Each Independent Trustee is a member of the Trust’s Audit Committee.  The principal responsibilities of the Audit Committee are to: (i) approve, and recommend to the Board, the appointment, retention or termination of the Funds’ independent registered public accounting firm; (ii) review with the independent registered public accounting firm the scope, performance and anticipated cost of their audits; (iii) discuss with the independent registered public accounting firm certain matters relating to the Funds’ financial statements, including any adjustment to such financial statements recommended by the independent registered public accounting firm, or any other results of any audit; (iv) request and review the independent registered public accounting firm’s annual representations with respect to their independence, and discuss with the independent registered public accounting firm any relationships or services disclosed in the statement that may impact the independence of the Funds’ independent registered public accounting firm; and (v) consider the comments of the independent registered public accounting firm and management’s responses thereto with respect to the quality and adequacy of the Funds’ accounting and financial reporting policies and practices and internal controls.  The Board of Trustees of the Trust has adopted a written charter for the Audit Committee.  The Audit Committee held four meetings during the Trust’s fiscal year ended June 30, 2018.

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Each Independent Trustee is also a member of the Trust’s Nominating and Governance Committee.  This Committee reviews and nominates candidates to serve as Trustees.  The Nominating and Governance Committee will consider shareholder proposals for candidates to serve as Trustees.  Any such proposals should be sent to the Trust in care of the Nominating and Governance Committee chairman.  The final recommendation of a prospective Independent Trustee rests solely with the Nominating and Governance Committee.  This Committee held three meetings during the Trust’s fiscal year ended June 30, 2018.  The Independent Trustees have retained independent legal counsel to assist them in connection with their duties.

All Trustees are members of the Trust’s Valuation Committee.  The Valuation Committee may take action by vote of any two Committee members.  The Valuation Committee meets whenever a proposed fair valuation of a security would impact a Fund’s NAV by a penny or more per share.  The Valuation Committee held four meetings during the Trust’s fiscal year ended June 30, 2018.

The Board is chaired by an Independent Trustee.  The Board believes that its leadership structure, including an independent Chairman and Board Committees, is appropriate based on the size of the Board, the assets and number of Funds overseen by the Trustees, as well as the nature of the Funds’ business.

Biographical Information. Certain biographical and other information relating to the Trustees of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen for funds advised by the Advisor and public directorships and fund directorships held by the Trustee during the past five years.

Independent Trustees

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Randall H. Breitenbach (born 1960)	Trustee Chairman	Since 2001 Since 2018
Non-Executive Director and Vice Chairman, BreitBurn Energy Partners, L.P. (2012 – present); Co-Founder, Director and CEO, Pacific Coast Energy Company, LP and President, BreitBurn Energy Partners, L.P. (1988 – present); Chairman Emeritus, Finance Committee, Stanford University PIC Endowment (1999 – present); Founder, Chairman and CEO, Bridge Energy LLC (2017–present).

				Ten	BreitBurn Energy Partners, L.P.; Pacific Coast Energy Company, LP
Alejandra C. Edwards, Ph.D. (born 1954)	Trustee(a)	Since 2007	California State University – Long Beach: Professor of Economics (1994 – 2015).	Ten	None

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Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Marcy Elkind, Ph.D. (born 1947)	Trustee Vice Chair	Since 2005 Since 2018	President, Elkind Economics, Inc. (1980 – present).	Ten	None
Robert Fitzgerald (born 1952)	Trustee(b)	Since 2005	Retired. Chief Financial Officer of National Retirement Partners, Inc. (2005 – 2007); Executive Vice President and Chief Financial Officer of PIMCO Advisors L.P. (1995 – 2001).	Ten	Independent Trustee, Brandes Investment Trust (9 portfolios).
H. Thomas Hicks (born 1950)	Trustee(c)	Since 2017	Retired. Chief Financial Officer, URS Corporation (2005-2015).	Ten	None
Donald Morrison, Ph.D. (born 1939)	Trustee	Since 2007	The William E. Leonhard Professor in the Anderson Graduate School of Management at the University of California, Los Angeles (1988 – present).	Ten	None
_______________
*	Each Independent Trustee serves until his or her successor is elected and qualified or until his or her death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.
(a)	Chair of the Nominating and Governance Committee.
(b)	Chair of the Audit Committee.
(c)	Vice Chair of the Audit Committee.

Interested Trustee

Name and Year of Birth	Position Held with the Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

George H. Davis, Jr.* (born 1961)	Trustee	Since 2007	Chief Executive Officer and Portfolio Manager of the Advisor (2001 – present).	Ten	None
_______________
*	Mr. Davis is an “interested person,” as defined in the 1940 Act, of the Trust based on his position as Chief Executive Officer and Portfolio Manager of the Advisor.
**	As Trustee, Mr. Davis serves until his successor is elected and qualified or until his death or resignation or removal as provided in the Trust’s Agreement and Declaration of Trust.

Certain biographical and other information relating to the officers of the Trust is set forth below, including their years of birth, their principal occupations for at least the last five years and the length of time served.

Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Anna Marie Lopez (born 1967)	President	Since 2007	Chief Operating Officer of the Advisor (2007 – present).

Mark McMahon (born 1968)	Vice President and Secretary	Since 2006	Managing Director, Mutual Fund Operations of the Advisor (2006 – present).

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Name and Year of Birth	Position Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
James Menvielle (born 1972)	Vice President and Treasurer	Since 2007	Chief Financial Officer of the Advisor (2006 – present).

Tina Kodama (born 1968)	Vice President and Chief Compliance Officer	Since 2007	Chief Compliance Officer of the Advisor (2007 – present).
_______________
*	Each officer is appointed by and serves at the pleasure of the Board of Trustees of the Trust.

The address for all Trustees and officers of the Trust is c/o Hotchkis & Wiley Capital Management, LLC, 725 South Figueroa Street, 39th Floor, Los Angeles, CA 90017, attention:  Trust Secretary.

Risk Oversight.  The day‑to‑day operations of the Funds, including the management of risk, are performed by third party service providers, such as the Advisor, Distributor and Administrator.  The Trustees are responsible for overseeing the Trust’s service providers and thus have general oversight responsibilities with respect to risk management performed by those service providers.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds.  The Trust and its service providers employ a variety of processes, procedures and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

The Board, directly and through its Committees, receives and reviews information from the Advisor, other service providers, the Trust’s independent registered public accounting firm, Trust counsel and counsel to the Independent Trustees to assist it in its general oversight responsibilities.  This information includes, but is not limited to, reports regarding the Funds’ investments, including Fund performance and investment practices, valuation of Fund portfolio securities, and compliance.  The Board also reviews, and must approve any proposed changes to, a Fund’s investment objective, policies and restrictions, and reviews any areas of material non-compliance with the Funds’ investment policies and restrictions.  The Audit Committee has general oversight responsibility for the Trust’s accounting policies, financial reporting and internal control system.  The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters.  As part of its general compliance oversight, the Board reviews the annual compliance report issued by the Trust’s Chief Compliance Officer on the policies and procedures of the Trust and its service providers, proposed changes to the policies and procedures and quarterly reports on any material compliance issues that arose during the period.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s goals.  As a result of the foregoing and other factors, the Trustees’ ability to manage risk is subject to substantial limitations.

Experience, Qualifications and Attributes.  As noted above, the Nominating and Governance Committee is responsible for identifying, evaluating and recommending trustee candidates.  The Nominating and Governance Committee reviews the background and experience of trustee candidates and the candidates’ expected contributions to the Board.  As of the date of this SAI, the Board has concluded, based on each Trustee’s experience, qualifications and attributes, that each Board member should serve as a Trustee.  Following is a brief summary of the information, in addition to the Trustees’ combined contribution to the Board, that led to this conclusion.  The summaries set forth below as to the qualifications, attributes and skills of the Trustees are furnished in response to disclosure requirements imposed by the SEC, do not constitute any representation or guarantee that the Board or any Trustee has any special expertise or experience, and do not impose any greater or additional responsibility or obligation on, or change any standard of care applicable to, any such person or the Board as a whole than otherwise would be the case.

Randall H. Breitenbach has served as a Trustee of the Trust since its inception in 2001 and has served as Chairman of the Board since 2018.  He formerly served as Chair of the Nominating and Governance Committee and Audit Committee.  Mr. Breitenbach currently serves as a Non-Executive Director and Vice Chairman of BreitBurn Energy Partners, L.P. (“BreitBurn”) (2012-present).  Mr. Breitenbach co-founded BreitBurn and served as its President until 2012 and with respect to its predecessor firm, Pacific Coast Energy Company, LP (formerly known as Breitburn Energy Company, LLC), CEO and Chairman (1988–present).  Mr. Breitenbach is Founder, Chairman and CEO of Bridge Energy Holdings LLC (2017–present).  He also serves as Chairman Emeritus of the Stanford University PIC Endowment (1999–present).  He received a B.S. and M.S. degree in petroleum engineering from Stanford University and an M.B.A. from Harvard Business School.

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George H. Davis, Jr. has served as a Trustee of the Trust since 2007.  Mr. Davis is the Chief Executive Officer of the Advisor and also serves as a portfolio manager.  Mr. Davis formerly served as a portfolio manager for Hotchkis & Wiley as a division of Merrill Lynch Asset Management, L.P.  He received a B.A. in History and Economics and an M.B.A. from Stanford University.

Alejandra C. Edwards has served as a Trustee of the Trust since 2007 and Chair of the Nominating and Governance Committee since 2018.  Ms. Edwards is Professor Emerita from California State University Long Beach since 2015, where she served as Professor of Economics from 1994 until 2015.  She continues to work as a Professional Economist on labor market reform, social security reform, gender issues, old age and poverty, and labor market performance in emerging and transition economies.  From 1993 through 1996, she served as a senior economist for The World Bank.  She received a Bachelors Degree in economics from the Universidad Catolica de Chile, and an M.A. and Ph.D. in economics from the University of Chicago.

Marcy Elkind has served as a Trustee of the Trust since 2005 and as Vice Chair of the Board since 2018.  Ms. Elkind is an economist and is president of Elkind Economics, Inc.  She has advised U.S. and foreign governments and non-governmental organizations regarding pension reform.  She currently conducts asset management forums on emerging markets investing for U.S. institutional investors and investment management firms.  Ms. Elkind received an A.B. with highest honors in economics from the University of California, Berkeley, and a Ph.D. in economics from Stanford University.

Robert Fitzgerald has served as a Trustee of the Trust since 2005.  He has served as Chair of the Audit Committee since 2005.  Mr. Fitzgerald formerly was chief financial officer of National Retirement Partners, Inc. and served as executive vice president and chief financial officer of PIMCO Advisors L.P.  Prior to that he had also served as an audit partner in the financial services group of PricewaterhouseCoopers LLP.  He also serves on another investment company board overseeing ten portfolios, including international and global funds. Mr. Fitzgerald received his B.B.A. in Accounting from Niagara University and is also a graduate of the Pacific Coast Banking School at the University of Washington.

H. Thomas Hicks has served as a Trustee since 2017 and as Vice Chair of the Audit Committee since 2018.  Mr. Hicks was formerly the Chief Financial Officer of URS Corporation from 2005-2015.  Previously, Mr. Hicks served as a Managing Director with Merrill Lynch Investment Banking. Prior to joining Merrill Lynch, he held high-level finance positions at Litton Industries and Science Applications International Corporation.  Mr. Hicks is a member of the Board of St. John’s Health Center Foundation.  He holds a bachelor’s degree in commerce from the University of Virginia.

Donald Morrison has served as a Trustee of the Trust since 2007.  Mr. Morrison is a professor in the Anderson Graduate School of Management at the University of California, Los Angeles, teaching management science and marketing.  He was an editor of management journals and is the author or co-author of over 90 articles, with special emphasis on marketing research and applied statistics.  Mr. Morrison received a B.S. in mechanical engineering from the Massachusetts Institute of Technology and a Ph.D. in operations research from Stanford University.

Share Ownership. Information relating to each Trustee’s share ownership in the Trust as of December 31, 2017 is set forth in the following chart.

Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee:
George H. Davis, Jr.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – Over $100,000
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – Over $100,000
Small Cap Diversified Value Fund – None
Global Value Fund – Over $100,000
International Value Fund – Over $100,000
Value Opportunities Fund – Over $100,000
Capital Income Fund – Over $100,000
High Yield Fund – Over $100,000
Over $100,000

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Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees:
Randall H. Breitenbach
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund –None
Value Opportunities Fund – None
Capital Income Fund – None
High Yield Fund – None
Over $100,000

Alejandra C. Edwards, Ph.D.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund– None
Global Value Fund – None
International Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – Over $100,000
High Yield Fund – None
Over $100,000

Marcy Elkind, Ph.D.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – $50,001-$100,000
High Yield Fund – None
Over $100,000

Robert Fitzgerald
Diversified Value Fund – None
Large Cap Value Fund – $10,001-$50,000
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – $10,001-$50,000
Global Value Fund – None
International Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – $50,001-$100,000
High Yield Fund – None
Over $100,000

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Name	Aggregate Dollar Range of Shares in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
H. Thomas Hicks
Diversified Value Fund – None
Large Cap Value Fund – None
Mid-Cap Value Fund – None
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
Value Opportunities Fund – None
Capital Income Fund – None
High Yield Fund – None
None

Donald Morrison, Ph.D.
Diversified Value Fund – Over $100,000
Large Cap Value Fund – None
Mid-Cap Value Fund – Over $100,000
Small Cap Value Fund – None
Small Cap Diversified Value Fund – None
Global Value Fund – None
International Value Fund – None
Value Opportunities Fund – Over $100,000
Capital Income Fund – Over $100,000
High Yield Fund – None
Over $100,000

Compensation of Trustees

The Trust does not pay salaries to any of its officers or fees to its Trustee who is affiliated with the Advisor.  Effective January 1, 2018, the Trust pays to each Independent Trustee, for service to the Trust, a $71,000 annual retainer, which is paid in quarterly installments.  Prior to January 1, 2018, the annual retainer was $68,000. The Board Chair, the Audit Committee Chair and the Nominating and Governance Committee Chair receive additional annual compensation of $32,000, $27,000 and $7,500, respectively.  The Trust reimburses each Independent Trustee for his or her out-of-pocket expenses relating to attendance at Board and Committee meetings.

The following table sets forth the compensation earned by the Independent Trustees for the fiscal year ended June 30, 2018.

Name	Position Held with the Trust	Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expense	Estimated Annual Benefits upon Retirement	Aggregate Compensation from Trust and Other Advisor Advised Funds*
Randall H. Breitenbach	Trustee	$83,125	None	None	$83,125
Alejandra C. Edwards, Ph.D.	Trustee	$71,375	None	None	$71,375
Marcy Elkind, Ph.D.	Trustee	$69,500	None	None	$69,500
Robert Fitzgerald	Trustee	$96,500	None	None	$96,500
John A.G. Gavin(1)	Trustee	$75,750	None	None	$75,750
H. Thomas Hicks	Trustee	$69,500	None	None	$69,500
Donald Morrison, Ph.D.	Trustee	$69,500	None	None	$69,500
*	For the fiscal year ended June 30, 2018, Trustees fees totaled $535,250.
(1)	Mr. Gavin passed away February 2018.

Investment Advisory Agreements

Hotchkis & Wiley Capital Management, LLC provides the Funds with management and investment advisory services and is located at 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439.  The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company whose members are current and former employees of the Advisor, and Stephens - H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company.  The Advisor supervises and arranges the purchase and sale of securities held in the Funds’ portfolios and manages the Funds.  The Advisor also manages other investment company portfolios and separate investment advisory accounts.

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Effective August 29, 2018, the Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund’s average daily net assets.

Diversified Value Fund:
First $250 million in assets	0.70% of average daily net assets
Next $250 million in assets	0.60% of average daily net assets
Over $500 million in assets	0.50% of average daily net assets

Large Cap Value Fund
First $500 million in assets	0.70% of average daily net assets
Next $500 million in assets	0.60% of average daily net assets
Over $1 billion in assets	0.55% of average daily net assets

Mid-Cap Value Fund:
First $5 billion in assets	0.75% of average daily net assets
Next $5 billion in assets	0.65% of average daily net assets
Over $10 billion in assets	0.60% of average daily net assets

Small Cap Value Fund and Value Opportunities Fund:
0.75% of average daily net assets.

Small Cap Diversified Value Fund and Capital Income Fund:
0.65% of average daily net assets.

Global Value Fund:
0.75% of average daily net assets.

International Value Fund:
0.80% of average daily net assets.

High Yield Fund:
0.55% of average daily net assets.

During the fiscal year ended June 30, 2018, the Advisor received a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund’s average daily net assets.

Diversified Value Fund, Large Cap Value Fund and Mid-Cap Value Fund:
First $5 billion in assets	0.75% of average daily net assets
Next $5 billion in assets	0.65% of average daily net assets
Over $10 billion in assets	0.60% of average daily net assets

Small Cap Value Fund and Value Opportunities Fund:
0.75% of average daily net assets.

Small Cap Diversified Value Fund and Capital Income Fund:
0.65% of average daily net assets.

Global Value Fund:
0.80% of average daily net assets.

International Value Fund:
0.85% of average daily net assets.

High Yield Fund:
0.55% of average daily net assets.

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The Advisor agreed to annual caps on expenses for the fiscal years ended June 30, 2018, 2017 and 2016.  The Advisor has contractually agreed to waive its fees and/or reimburse regular operating expenses in excess of the annual rates presented below as applied to each Fund’s average daily net assets through August 29, 2019 (except for Class Z shares of the High Yield Fund which shall be through October 31, 2019).

	Diversified Value Fund (1)	Large Cap Value Fund (1)	Mid- Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund (1)	International Value Fund (1)	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Annual cap on expenses – Class I	0.80%	0.95%	1.15%	1.25%	0.90%	0.95%	0.95%	1.25%	0.80%	0.70%
Annual cap on expenses – Class A	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses – Class C	1.80%	1.95%	2.15%	2.25%	1.90%	1.95%	1.95%	2.25%	1.80%	1.70%
Annual cap on expenses – Class R	N/A	1.45%	1.65%	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Annual cap on expenses – Class T	1.05%	1.20%	1.40%	1.50%	1.15%	1.20%	1.20%	1.50%	1.05%	0.95%
Annual cap on expenses – Class Z	0.80%	0.95%	1.15%	1.25%	0.90%	0.95%	0.95%	1.25%	0.80%	0.60%
N/A:  Not applicable.
(1) The class limits have been restated to reflect changes to the Fund’s expense caps which were approved by the Board of Trustees effective August 29, 2018 and do not correspond to the Financial Highlights section of the statutory prospectus.

For the periods indicated below, the Advisor earned and waived fees (and reimbursed expenses) as follows:

Fiscal Year Ended	Investment Advisory Fees Earned	Fees Waived (or Expenses Reimbursed)	Net Fees Paid
Diversified Value Fund
Fiscal Year Ended June 30, 2018	$845,257	$78,879	$766,378
Fiscal Year Ended June 30, 2017	$1,295,602	$216,675	$1,078,927
Fiscal Year Ended June 30, 2016	$3,461,147	$349,829	$3,111,318
Large Cap Value Fund
Fiscal Year Ended June 30, 2018	$3,042,093	$0	$3,042,093
Fiscal Year Ended June 30, 2017	$3,519,704	$0	$3,519,704
Fiscal Year Ended June 30, 2016	$4,613,381	$0	$4,613,381
Mid-Cap Value Fund
Fiscal Year Ended June 30, 2018	$14,308,556	$0	$14,308,556
Fiscal Year Ended June 30, 2017	$15,735,042	$0	$15,735,042
Fiscal Year Ended June 30, 2016	$18,864,485	$0	$18,864,485
Small Cap Value Fund
Fiscal Year Ended June 30, 2018	$5,854,964	$0	$5,854,964
Fiscal Year Ended June 30, 2017	$6,082,596	$0	$6,082,596
Fiscal Year Ended June 30, 2016	$7,061,529	$0	$7,061,529
Small Cap Diversified Value Fund
Fiscal Year Ended June 30, 2018	$165,558	$140,566	$24,992
Fiscal Year Ended June 30, 2017	$117,058	$144,050	$0
Fiscal Year Ended June 30, 2016	$107,294	$125,134	$0
Global Value Fund
Fiscal Year Ended June 30, 2018	$70,657	$155,477	$0
Fiscal Year Ended June 30, 2017	$54,635	$154,134	$0
Fiscal Year Ended June 30, 2016	$45,226	$172,113	$0
International Value Fund
Fiscal Year Ended June 30, 2018	$21,910	$125,219	$0
Fiscal Year Ended June 30, 2017	$17,717	$119,035	$0
Period Ended June 30, 2016*	$7,691	$77,220	$0
Value Opportunities Fund
Fiscal Year Ended June 30, 2018	$4,427,030	$0	$4,427,030
Fiscal Year Ended June 30, 2017	$3,690,038	$0	$3,690,038
Fiscal Year Ended June 30, 2016	$4,166,264	$0	$4,166,264
Capital Income Fund
Fiscal Year Ended June 30, 2018	$254,073	$180,696	$73,377
Fiscal Year Ended June 30, 2017	$243,441	$176,035	$67,406
Fiscal Year Ended June 30, 2016	$321,756	$188,667	$133,089

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Fiscal Year Ended	Investment Advisory Fees Earned	Fees Waived (or Expenses Reimbursed)	Net Fees Paid
High Yield Fund
Fiscal Year Ended June 30, 2018	$15,034,909	$1,206,111	$13,828,798
Fiscal Year Ended June 30, 2017	$14,373,783	$975,404	$13,398,379
Fiscal Year Ended June 30, 2016	$13,253,353	$1,028,696	$12,224,657
*	The International Value Fund commenced operations on December 31, 2015.

The Advisor serves as investment adviser to each Fund pursuant to separate investment advisory agreements (the “Advisory Agreements”) with the Trust.  Each of the Advisory Agreements provides that the Advisor shall not be liable to the Trust for any error of judgment by the Advisor or for any loss sustained by any of the Funds except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages will be limited as provided in the 1940 Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

Unless earlier terminated as described below, each Advisory Agreement will continue in effect for two years from the effective date and will remain in effect from year to year thereafter if approved annually (a) by the Board of Trustees of the Trust or by a majority of the outstanding shares of the applicable Fund and (b) by a majority of the Trustees of the Trust who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party.  Each Advisory Agreement is not assignable and will automatically terminate in the event of its assignment.  In addition, such contract may be terminated by the vote of a majority of the outstanding voting securities of the applicable Fund or by the Advisor without penalty on 60 days’ written notice to the other party.

Portfolio Managers

Each Fund is managed by the investment team of the Advisor (“Investment Team”), including portfolio managers.  The Investment Team also has responsibility for the day-to-day management of accounts other than the Funds.  Information regarding these other accounts is set forth below.  The number of accounts and assets is shown as of June 30, 2018.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
David Green, CFA George H. Davis, Jr. Sheldon Lieberman Stan Majcher, CFA Noah Mayer Scott McBride, CFA Patricia McKenna, CFA James Miles Judd Peters, CFA Scott Rosenthal Ryan Thomes, CFA	8 $13.2 billion	8 $1.1 billion	60 $9.2 billion	1 $7.8 billion	1 $61 million	5 $932 million
Mark Hudoff Ray Kennedy, CFA Richard Mak, CFA Patrick Meegan	0 $0	0 $0	8 $1.3 billion	0 $0	0 $0	0 $0

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other hand.  For example, the Investment Team also manages institutional accounts and other mutual funds in several different investment strategies.  The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy.  Consequently, the performance of portfolios may vary due to these different considerations.  The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy.  The Advisor may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company’s securities due to other regulatory limitations.  If a company is a viable investment for more than one investment strategy, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably.  Additionally, potential and actual conflicts of interest may also arise as a result of Advisor’s other business activities and Advisor’s possession of material non-public information about an issuer.

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Different types of accounts and investment strategies may have different fee structures.  Additionally, certain accounts pay the Advisor performance-based fees, which may vary depending on how well the account performs compared to a benchmark.  Because such fee arrangements have the potential to create an incentive for the Advisor to favor such accounts in making investment decisions and allocations, the Advisor has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings.

Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy.

The Investment Team, including portfolio managers, is compensated in various forms, which may include one or more of the following:  (i) a base salary, (ii) bonus, (iii) profit sharing and (iv) equity ownership.  Compensation is used to reward, attract and retain high quality investment professionals.

The Investment Team is evaluated and accountable at three levels.  The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved.  The second level is teamwork, generally evaluated through contribution within sector teams.  The third level pertains to overall portfolio and firm performance.

Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of the Advisor using tools which may include annual evaluations, compensation surveys, feedback from other employees and advice from members of the firm’s Executive and Compensation Committees.  The amount of the bonus is determined by the total amount of the firm’s bonus pool available for the year, which is generally a function of revenues.  No investment professional receives a bonus that is a pre-determined percentage of revenues or net income.  Compensation is thus subjective rather than formulaic.

The portfolio managers of the Funds own equity in the Advisor.  The Advisor believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward.  The Advisor believes that the combination of competitive compensation levels and equity ownership provides the Advisor with a demonstrable advantage in the retention and motivation of employees.  Portfolio managers who own equity in the Advisor receive their pro rata share of the Advisor’s profits.  Investment professionals may also receive contributions under the Advisor’s profit sharing/401(k) plan.

Finally, the Advisor maintains a bank of unallocated equity to be used for those individuals whose contributions to the firm grow over time.  If any owner should retire or leave the firm, the Advisor has the right to repurchase their ownership thereby increasing the equity bank.  This should provide for smooth succession through the gradual rotation of the firm’s ownership from one generation to the next.

The Advisor believes that its compensation structure/levels are more attractive than the industry norm, which is illustrated by the firm’s lower-than-industry-norm investment personnel turnover.

Each portfolio manager beneficially owned shares of one or more Funds as of the end of each Fund’s most recent fiscal year.  A portfolio manager’s beneficial ownership of a Fund is defined as the portfolio manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement and relationship or otherwise.  Therefore, ownership of Fund shares by members of the portfolio manager’s immediate family or by a trust of which the portfolio manager is a trustee could be considered ownership by the portfolio manager.  The reporting of Fund share ownership in this SAI shall not be construed as an admission that the portfolio manager has any direct or indirect beneficial ownership in the Fund listed.  The table below sets forth each portfolio manager’s beneficial ownership of the Fund(s) under that portfolio manager’s management as of June 30, 2018 using the following ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

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Fund Name	Name of Portfolio Manager	Dollar Range of Shares Owned
Diversified Value Fund	George H. Davis, Jr. Sheldon Lieberman Patricia McKenna, CFA Judd Peters, CFA Scott McBride, CFA	Over $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Large Cap Value Fund	George H. Davis, Jr. Sheldon Lieberman Patricia McKenna, CFA Judd Peters, CFA Scott McBride, CFA	Over $1,000,000 $500,001 - $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Mid-Cap Value Fund	George H. Davis, Jr. Stan Majcher, CFA James Miles	Over $1,000,000 Over $1,000,000 $100,001 - $500,000
Small Cap Value Fund	David Green, CFA James Miles	Over $1,000,000 Over $1,000,000
Small Cap Diversified Value Fund	Judd Peters, CFA Ryan Thomes, CFA	$100,001 - $500,000 $100,001 - $500,000
Global Value Fund	Judd Peters Scott McBride, CFA Scott Rosenthal	$100,001 - $500,000 Over $1,000,000 $500,001 - $1,000,000
International Value Fund	Scott Rosenthal Scott McBride, CFA David Green, CFA	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
Value Opportunities Fund	George H. Davis, Jr. David Green, CFA	Over $1,000,000 Over $1,000,000
Capital Income Fund	Mark Hudoff Patrick Meegan Noah Mayer	Over $1,000,000 $50,001 - $100,000 $100,001 - $500,000
High Yield Fund	Ray Kennedy, CFA Mark Hudoff Patrick Meegan Richard Mak, CFA	Over $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $50,001 - $100,000

Principal Underwriter and Administrator

Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, a Delaware limited liability company, is the principal underwriter and distributor for the shares of the Funds (“Quasar” or the “Distributor”). Quasar is a registered broker-dealer and member of FINRA.  The Distributor is affiliated with the Funds’ Transfer Agent, Fund Accountant and Administrator, U.S. Bancorp Fund Services, LLC.

The Funds’ shares are offered to the public on a continuous basis.  The Distributor, as the principal underwriter of the shares, has certain obligations under the distribution agreement concerning the distribution of the shares.  These obligations and the compensation the Distributor receives are described in the section titled, “Purchases of Shares.”

U.S. Bancorp Fund Services, LLC (the “Administrator” or “USBFS”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, is the administrator for each Fund.

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For the fiscal years ended June 30, 2018, 2017, and 2016, total administration fees paid by the Funds to USBFS were as follows:

	Fiscal Years Ended June 30,
Fund	2018	2017	2016
Diversified Value Fund	$36,008	$53,215	$136,672
Large Cap Value Fund	$126,499	$145,062	$181,338
Mid-Cap Value Fund	$591,752	$646,499	$737,422
Small Cap Value Fund	$242,790	$250,649	$276,854
Small Cap Diversified Value Fund	$35,163	$34,775	$35,524
Global Value Fund	$31,441	$31,328	$31,860
International Value Fund(1)	$31,838	$31,334	$15,132
Value Opportunities Fund	$184,255	$152,431	$164,187
Capital Income Fund	$30,002	$29,305	$29,330
High Yield Fund	$853,399	$804,595	$709,777
(1)	The International Value Fund commenced operations on December 31, 2015, and USBFS agreed to waive a portion of its fees during the first twelve months of operations.

Code of Ethics

The Board of Trustees of the Trust has approved a Code of Ethics under Rule 17j-1 under the 1940 Act that covers the Trust and the Advisor (the “Code of Ethics”).  The Code of Ethics permits subject personnel to invest in securities, including securities that may be purchased or held by a Fund, subject to certain restrictions.  The protective provisions of the Code of Ethics prohibit certain investments and limit these personnel from making investments during periods when a Fund is making such investments.  The Code of Ethics is on public file with, and is available from, the Commission.  The Board of Trustees has also approved a separate Code of Ethics for the Principal Executive Officer and Principal Financial Officer related to the Funds’ financial reporting.

Proxy Voting Policy

Generally, the Advisor will vote (by proxy or otherwise) in all matters for which a shareholder vote is solicited by, or with respect to, issuers of securities beneficially held in the Funds’ accounts in such manner as the Advisor deems appropriate in accordance with its written policies and procedures.  These policies and procedures set forth guidelines for voting typical proxy proposals.  However, each proxy issue will be considered individually in order that the Advisor may consider what would be in a Fund’s best interest.  Further, where a proxy proposal raises a material conflict of interest between the interests of the Advisor and a Fund, a member of the Advisor’s Proxy Oversight Committee will review the vote to determine that the decision was consistent with established guidelines and not prompted by any conflict of interest.  See Appendix A for the Advisor’s Proxy Voting Policies and Procedures.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent the Advisor’s ability to vote proxies.  As a result, the Fund’s non-U.S. proxies will be voted on a best-efforts basis.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ website at www.hwcm.com and on the Commission’s website at http://www.sec.gov.

Portfolio Transactions and Brokerage

Transactions on U.S. stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by a Fund of negotiated brokerage commissions.  Such commissions vary among different brokers.  A particular broker may charge different commissions according to such factors as the difficulty and size of the transaction.  Transactions in foreign investments often involve the payment of fixed brokerage commissions, which may be higher than those in the United States.  In the case of securities traded in the over-the-counter markets, the price paid by a Fund usually includes an undisclosed dealer commission or mark-up.  In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

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It has for many years been a common practice in the investment advisory business for advisers of investment companies and other investors to receive brokerage and research services (as defined in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the "1934 Act")) from broker-dealers that execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements.  Consistent with this practice, the Advisor may receive brokerage and research services and other similar services from many broker-dealers with which the Advisor places the Funds' portfolio transactions.  These services may include such matters as trade execution services, general economic and market reviews, industry and company reviews, evaluations of investments, recommendations as to the purchase and sale of investments, trade magazines, company financial data, market data, pricing services, quotation services, and news services utilized by the Advisor’s investment professionals.  Where the services referred to above are not used exclusively by the Advisor for brokerage or research purposes, the Advisor, based upon allocations of expected use, would bear that portion of the cost of these services which directly relates to their non-brokerage or non-research use.  Some of these services may be of value to the Advisor in advising a variety of its clients (including the Funds), although not all of these services would necessarily be useful and of value in managing the Funds or any particular Fund.  The management fee paid by each Fund is not reduced because the Advisor may receive these services even though the Advisor might otherwise be required to purchase some of these services for cash.

The Advisor places orders for the purchase and sale of portfolio investments for the Funds and buys and sells investments for the Funds through a substantial number of brokers and dealers.  In so doing, the Advisor uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below.  In seeking the most favorable price and execution, the Advisor, having in mind each Fund's best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security or other investment, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.

As permitted by Section 28(e) of the 1934 Act, and by each Investment Advisory Agreement, the Advisor may cause a Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the 1934 Act) to the Advisor an amount of disclosed commission for effecting securities transactions for such Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.  The provision of research and brokerage products and services is often referred to as “soft dollar arrangements.”  The Advisor’s authority to cause the Funds to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

For transactions in fixed income and convertible securities, the provision of brokerage and research services is not typically considered, although the Advisor may receive research or research-related credits from broker-dealers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.  Since the securities in which certain Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.  Accordingly, Funds or other clients of the Advisor which invest primarily in fixed income securities will generate less brokerage commissions to pay for research services which may result in a less proportionate amount of commissions paid for research services than equity accounts.

The Advisor also may participate in client commission arrangements, commission sharing arrangements and step-out transactions to receive eligible research and brokerage products and services.  In “client commission arrangements” or “commission sharing arrangements,” the Advisor may effect transactions, subject to best execution, through a broker and request that the broker allocate a portion of the commission or commission credits to a segregated “research pool(s)” maintained by the broker.  The Advisor may then direct such broker to pay for various products and services that are eligible under the safe harbor of Section 28(e).  Participating in client commission arrangements or commission sharing arrangements may enable the Advisor to (1) strengthen its key brokerage relationships; (2) consolidate payments for research and brokerage products and services; and (3) continue to receive a variety of high quality research and brokerage products and services while facilitating best execution in the trading process.

In a step-out transaction, the Advisor directs a trade to a broker with instructions that the broker execute the transaction, but “step-out” all or portion of the transaction or commission in favor of another broker that provides eligible research and brokerage products or services.  The second broker may clear and/or settle the transaction and receive commissions for the stepped-in portion.  The Advisor only enters into step-out transactions if it will not hinder best execution.

In addition to trading with client commission arrangement brokers as discussed above, the Advisor effects trades with full service and introducing brokers, Electronic Communication Networks, Alternative Trading Systems, and other execution services.

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From time to time, the Advisor may purchase new issues of securities for clients, including the Funds, in a fixed price offering.  In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide the Advisor with research services.  FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the broker will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

The Funds anticipate that their brokerage transactions involving securities of issuers domiciled outside of the United States will generally be conducted on the principal stock exchanges of such countries.  Brokerage transactions and other transaction costs on foreign stock exchanges generally are higher than in the U.S., although the Funds will attempt to achieve the best net results in effecting their portfolio transactions.  There is generally less governmental supervision and regulation of foreign brokers and foreign stock exchanges than in the U.S.

Foreign equity securities may be held by the Trust in the form of ADRs, EDRs, GDRs or other securities convertible into foreign equity securities.  ADRs, EDRs and GDRs may be listed on stock exchanges, or traded in the Over the Counter markets in the United States or Europe, as the case may be.  ADRs traded in the United States, like other securities traded in the United States, will be subject to negotiated commission rates.  The Trust’s ability and decisions to purchase or sell portfolio securities of foreign issuers may be affected by laws or regulations relating to the convertibility and repatriation of assets.

Because the shares of each Fund are redeemable on a daily basis in U.S. dollars, the Advisor intends to manage the Funds so as to give reasonable assurance that it will be able to obtain U.S. dollars to the extent necessary to meet anticipated redemptions.  Under present conditions, it is not believed that these considerations will have significant effect on the Funds’ portfolio strategies.

Securities held by a Fund may also be held by, or be appropriate investments for, other funds or investment advisory clients for which the Advisor acts as an adviser.  Because of different objectives or other factors, a particular security may be bought for one or more clients of the Advisor when one or more clients of the Advisor are selling the same security.  If purchases or sales of securities arise for consideration at or about the same time that would involve the Funds or other clients or funds for which the Advisor acts as adviser, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Advisor during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

Aggregate brokerage commissions paid by each of the Funds for the three most recent fiscal years ended June 30 are shown in the table below.

	2018	2017	2016
Diversified Value Fund	$45,447	$284,487	$239,239
Large Cap Value Fund	$176,041	$214,247	$337,495
Mid-Cap Value Fund	$1,572,181	$2,364,578	$2,527,085
Small Cap Value Fund	$500,682	$674,432	$785,362
Small Cap Diversified Value Fund	$53,561	$16,353	$23,301
Global Value Fund	$7,819	$6,372	$7,327
International Value Fund*	$2,114	$1,445	$2,311
Value Opportunities Fund	$632,564	$634,431	$747,799
Capital Income Fund	$24,856	$30,625	$61,823
High Yield Fund	$17,944	$22,140	$305
*	The International Value Fund commenced operations on December 31, 2015.

The value of the Funds’ aggregate holdings of the securities of their regular broker or dealer (as defined in Rule 10b-1 under the 1940 Act) as of June 30, 2018, were as follows:

Fund	Regular Broker-Dealer	Debt-Equity	Value
Diversified Value Fund	Bank of America Corp.	Equity	$2,385,494
Diversified Value Fund	Citigroup, Inc.	Equity	$4,147,300
Diversified Value Fund	The Goldman Sachs Group, Inc.	Equity	$1,610,161

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Fund	Regular Broker-Dealer	Debt-Equity	Value
Diversified Value Fund	JPMorgan Chase & Company	Equity	$1,771,400
Diversified Value Fund	Wells Fargo & Company	Equity	$4,287,397
Large Cap Value Fund	Bank of America Corp.	Equity	$9,408,384
Large Cap Value Fund	The Goldman Sachs Group, Inc.	Equity	$8,447,831
Large Cap Value Fund	JPMorgan Chase & Company	Equity	$8,867,420
Large Cap Value Fund	Wells Fargo & Company	Equity	$18,270,973
Global Value Fund	Citigroup, Inc.	Equity	$199,087
Global Value Fund	Credit Suisse Group AG	Equity	$140,963
International Value Fund	Credit Suisse Group AG	Equity	$50,063
Value Opportunities Fund	Bank of America Corp.	Equity	$17,145,158
Value Opportunities Fund	Barclays PLC	Equity	$7,397,125
Value Opportunities Fund	JPMorgan Chase & Company	Equity	$3,053,060
Value Opportunities Fund	Wells Fargo & Company	Equity	$34,084,512
Capital Income Fund	Bank of America Corp.	Equity	$195,554
Capital Income Fund	Barclays PLC	Equity	$378,342
Capital Income Fund	Citigroup, Inc.	Equity	$471,117
Capital Income Fund	Credit Suisse Group AG	Equity	$87,732
Capital Income Fund	Wells Fargo & Company	Equity	$729,091

Portfolio Turnover

Portfolio turnover measures the percentage of a fund’s total portfolio market value that was purchased or sold during the period.  A fund’s turnover rate provides an indication of how transaction costs (which are not included in a fund’s expenses) may affect a fund’s performance.  Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders.

The Funds’ portfolio turnover rates for the fiscal years ended June 30, 2018 and 2017 are stated below.  Portfolio turnover rates could change significantly in response to turbulent market conditions.

	Fiscal Year Ended June 30,
	2018	2017
Diversified Value Fund	28%	25%
Large Cap Value Fund	41%	27%
Mid-Cap Value Fund	32%	37%
Small Cap Value Fund	29%	29%
Small Cap Diversified Value Fund	95%	58%
Global Value Fund	43%	38%
International Value Fund	33%	34%
Value Opportunities Fund	55%	83%
Capital Income Fund	46%	71%
High Yield Fund	38%	46%

Historically, turnover in the Funds has ranged from 20% to 200%.  On average, the Advisor typically expects an investment thesis to unfold over a two year period.  A two year holding period would create a 50% portfolio turnover.  Factors that increase or decrease turnover include market conditions, change in the quantity of investment opportunities and the change in the risk returns within portfolios.

Disclosure of Portfolio Holdings

The Trust has adopted, and the Board of Trustees has approved, policies and procedures reasonably designed to ensure that non-public disclosure of the Funds’ portfolio holdings is in the best interests of Fund shareholders, or at least will do no harm to Fund shareholders.  No information concerning the Funds’ portfolio holdings may be disclosed except as provided below:

Regulatory Filings

The Funds’ portfolio holdings are made public, as required by law, in the Funds’ annual and semi-annual reports.  These reports are filed with the Securities and Exchange Commission, mailed to shareholders and posted to the Funds’ website generally within 60 days after the end of the relevant fiscal period.  In addition, the Funds’ portfolio holdings for the fiscal quarters not covered by the annual and semi-annual reports are filed with the Securities and Exchange Commission and posted to the Funds’ website generally within 60 days after the end of each such quarter.

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Portfolio Holdings on the Funds’ Website and in Marketing Materials

The Funds’ complete unaudited portfolio holdings as of each month-end will generally be available by the last business day of the following month on the Funds’ website.  In certain instances, a Fund’s month-end portfolio holdings may be disclosed earlier than the last business day of the following month to certain third-parties under the following conditions:  (i) for legitimate business purposes; (ii) no adverse impact is anticipated to Fund shareholders; and (iii) portfolio holdings are posted on the Funds’ website.  Each Fund’s month-end Top 10 holdings reports and aggregate month-end portfolio characteristics, such as industry and sector classifications, aggregate book value, market cap and price-to-earnings ratios of the Funds, generally are available by the eighth business day after month-end.  Quarterly commentary for each Fund, which may discuss a Fund’s sectors, industries and individual holdings, generally is available approximately two weeks after the end of each calendar quarter.  Monthly attribution reports, which show the top five and bottom five contributors to performance, generally will be available by the eighth business day after month-end upon request.  Information on the Funds’ portfolio holdings and characteristics may be obtained through the Funds’ website or by calling 800-796-5606.

This information will, at a minimum, remain on the Funds’ website until the Funds file a list of their holdings with the Securities and Exchange Commission for the relevant periods.

Disclosure of Holdings to Analytical Companies

The Funds’ portfolio holdings generally are sent to certain analytical companies (Morningstar, Bloomberg, Broadridge, S&P, Vestek, Thomson Financial, etc.) and investment consultants either monthly or quarterly on the next business day after a complete set of holdings is available on the Funds’ website.

Disclosure of Holdings to Service Providers and Other Parties

The Funds’ portfolio holdings are disclosed to service providers on an on-going basis in the performance of their contractual duties.  These providers include, but are not limited to, the Funds’ custodian, fund accountant, fund administration, printing companies, public accounting firm and attorneys.  Holdings are disclosed to service providers that perform operational services for all of the accounts managed by the Advisor, including the Funds, which include back office services, portfolio accounting and performance systems services, proxy voting services and analytical and trading systems (such as FactSet, Bloomberg and Charles River).  Employees of the Advisor also may have frequent access to portfolio holdings.  The frequency of disclosure to these parties varies and may be as frequently as intra-day with no lag.

Various broker/dealer and other parties involved in the trading and settlement process have access to Fund portfolio information when a Fund is buying and selling Fund securities.

Non-public disclosure of the Funds’ portfolio holdings will only be made to service providers and other parties who are under a duty of confidentiality to the Funds, whether by explicit written agreement or by virtue of their duties to the Funds.  The Trust and/or the Advisor will make reasonable efforts to obtain written confidentiality agreements and prohibitions on trading based on knowledge of the Funds’ portfolio holdings with the service providers and other parties who receive the Funds’ portfolio holdings information prior to the holdings being made public.  Employees of the Advisor are subject to the Trust’s and the Advisor’s Code of Ethics, but the improper use of Fund portfolio holdings by other parties is possible, notwithstanding contractual and confidentiality obligations.

After month-end portfolio characteristics are available by the eighth business day after month-end on the Funds’ website, the Funds may provide supplemental portfolio attribution and characteristics information for that month that are not publicly available on the Funds’ website to investment consultants, financial intermediaries, shareholders or others who require such information for legitimate business purposes.  Requests for supplemental portfolio attribution and characteristics information can be standing requests or made by calling 800-796-5606.  The Funds reserve the right to refuse to fulfill a request if they deem that providing supplemental portfolio attribution and characteristics information would be contrary to the best interest of the Funds.  Such decisions are made by the President of the Trust or the Trust’s Chief Compliance Officer.

Portfolio holdings may be disclosed to governmental and self-regulatory authorities pursuant to applicable laws or regulations, or a judicial, regulatory or other similar demand or request.

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Disclosure of Individual Portfolio Holdings

From time to time, employees of the Advisor may express their views orally or in writing on securities held in the Funds with the public, media, current or prospective shareholders of the Funds, investment consultants/advisers and/or rating/ranking firms.  The securities may be ones that were purchased or sold since the Funds’ most recent month-end portfolio holdings and may not yet be disclosed on its website.  In these situations, the confirmation of whether a stock is held in a Fund and its portfolio weighting as of a specific date must follow the public disclosure procedures as described above.

Disclosure for Shareholder In-Kind Distributions

To the extent a shareholder’s shares are to be redeemed in exchange for its pro rata share of the securities held by a Fund, such shareholder may receive a complete listing of the portfolio holdings of the Fund up to seven (7) calendar days prior to the redemption request, provided that the shareholder agrees in writing to maintain the confidentiality of the portfolio holdings information and not to trade on such information.

Other Clients of the Advisor

Various non-Fund portfolios of other clients of the Advisor may hold securities substantially similar to those held by the Funds, since the Advisor maintains a “target portfolio” for each of its investment strategies which often utilizes similar securities for various client portfolios (including the Funds’) managed with a particular investment strategy.  These clients generally have access to current portfolio holding information for their accounts and do not owe the Funds or the Advisor a duty of confidentiality with respect to disclosure of their portfolio holdings.  The Advisor has implemented separate policies and procedures with respect to appropriate disclosure of the Advisor’s representative or target portfolios, including to the Advisor's other clients and/or other third-parties, which may differ from the Funds’ public disclosure procedures.  It is possible that such persons or other market participants may use such information for their own benefit, which could negatively impact the Funds’ execution of purchase and sale transactions.

Defaulted/Distressed Securities

The Advisor may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default or experiencing a negative credit event.  Any such disclosure will be disseminated through the Funds’ website or by similar means.

Trading Desk Reports

The trading desks of the Advisor may periodically distribute lists of applicable investments held by their clients (including the Funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research.

Board of Trustees Oversight of Disclosure of Fund Portfolio Holdings

Exceptions to these Disclosure Policies may be granted only by the Trust’s President or Chief Compliance Officer upon a determination that the release of information (1) would be appropriate for legitimate business purposes and (2) is not anticipated to adversely affect Fund shareholders.  Any such disclosures of Fund portfolio holdings shall be disclosed to the Board of Trustees at its next regular meeting.

Notwithstanding anything herein to the contrary, the Funds’ Boards of Trustees and an appropriate officer of the Funds, or the Funds’ CEO or CCO may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these Disclosure Policies.  (For example, the Funds may determine to not provide purchase and sale information with respect to Funds that invest in smaller capitalization companies or less liquid securities.)

There is no assurance that the Funds’ Disclosure Policies will protect the Funds from potential misuse of holdings information by individuals in possession of that information.

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Reporting of Violations

Each violation of these Disclosure Policies must be reported to the CCO.  If the CCO deems that such violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, he/she shall report to the Funds’ Boards of Trustees, as required by Rule 38a-1.

Large Trade Notifications

A Fund or its agent may from time to time receive notice that a current or prospective shareholder will place, or that a financial intermediary has received, an order for a large trade in a Fund’s shares.  The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following business day, as applicable.  This practice provides for a closer correlation between the time shareholders place trade orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders.  On the other hand, the current or prospective shareholder or financial intermediary, as applicable, may not ultimately place or process the order.  In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs.  The Funds may also suffer investment losses on those portfolio transactions.  Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

Marketing and Support Payments

The Funds’ Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash payments or other compensation to certain financial intermediaries who sell shares of the Funds.  Such payments are in addition to upfront sales commissions paid by the Advisor and Rule 12b-1 distribution fees and service fees paid by the Funds, and may be divided into categories as follows:

Support Payments.  Payments may be made by the Advisor to certain financial intermediaries in connection with the eligibility of the Funds to be offered in certain programs and/or in connection with meetings between Fund representatives and financial intermediaries and their sales representatives.  Such meetings may be held for various purposes, including providing education and training about the Funds and other general financial topics to assist financial intermediaries’ sales representatives in making informed recommendations to, and decisions on behalf of, their clients.

As of December 31, 2017, the Advisor has informed the Trust that it has agreements with seven firms and has made support payments under six of those agreements, such Support Payments, which are structured as a percentage of sales and/or as a percentage of assets.

The Trust has been advised that Support Payments to these dealers for calendar year 2017 were 0.01% of 2017 average total net assets of the Funds, and in dollars were:

Wells Fargo Advisors	$244,655
Merrill Lynch	$86,159
UBS Financial Services	$44,984
Morgan Stanley	$32,344
Raymond James	$21,862
PNC Investments	$4,257
Total	$434,261

Entertainment, Conferences and Events.  The Advisor also may pay cash or non-cash compensation to sales representatives of financial intermediaries in the form of (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support for the financial intermediary’s client seminars and cooperative advertising.  In addition, the Advisor pays for exhibit space or sponsorships at regional or national events of financial intermediaries.

Certain Service Fees.  Certain service fees charged by financial intermediaries, such as sub-administration, sub-transfer agency and other shareholder services fees, which exceed the amounts payable pursuant to the Funds’ Sub-Transfer Agency Policy and the Distribution Plan (as described in this SAI), are paid by the Advisor.  The Trust has been advised that the total amount of such service fees paid by the Advisor for calendar year 2017 was approximately $1,922,746 which was 0.03% of 2017 average total net assets of the Funds.

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The prospect of receiving, or the receipt of, additional payments or other compensation as described above by financial intermediaries may provide such intermediaries and/or their salespersons with an incentive to favor sales of shares of the Funds, and other mutual funds whose affiliates make similar compensation available, over sale of shares of mutual funds (or non-mutual fund investments) not making such payments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Sub-Transfer Agency Expenses

Fund shares are sold through administrators, broker-dealers, fund supermarkets, 401(k) recordkeepers and other institutions (“intermediaries”) that provide accounting, record keeping, and/or other services to investors and that have a services agreement or selling agreement with the Funds’ Distributor and/or the Advisor to make Fund shares available to their clients.

Each intermediary renders sub-transfer agency services similar to the Funds’ transfer agency services, which generally consist of:

•	Processing all purchase, redemption and exchange orders;
•	Generating and delivering confirmations;
•	Sending account statements;
•	Sending prospectuses, statements of additional information, financial reports, proxy materials, and other Fund communications;
•	Handling routine investor inquiries;
•	Tax reporting;
•	Maintaining records of account activity; and
•	Distributing dividends, distributions and redemption proceeds.

In addition, some of the sub-transfer agency fees are for maintaining the records of individual participants in 401(k) or other defined contribution plans.  The Board of Trustees has approved payments to these intermediaries from Fund assets for providing these sub-transfer agency services based on charges for similar services if such services were provided directly by the Funds’ transfer agent.

Sub-transfer agency fees for non-401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.15% (or $18 per account).

Sub-transfer agency fees for 401(k) accounts.
The Funds will pay the lesser of (i) the fee actually charged by the intermediary, or (ii) 0.25% (or $30 per account).

If the intermediary fees exceed both the sub-transfer agency and Distribution Plan limits, the excess will be paid by the Advisor.  For Class I shares, the Advisor pays all intermediary fees in excess of those appropriately determined to be paid as sub-transfer agency fees.  For other classes, intermediary fees will be paid first with sub-transfer agency fees and then Rule 12b-1 fees, as determined appropriate, and any excess will be paid by the Advisor.

Class Z shares do not provide for the payment of sales commissions, Rule 12b-1 fees, administrative payments, sub-transfer agency payments or service payments, marketing support payments, or other compensation to financial intermediaries. No such payments are made to financial intermediaries from Fund assets or the Advisor's resources.

PURCHASE OF SHARES

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Funds or through a financial intermediary.  Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below.  In all instances, it is the purchaser’s responsibility to notify the Funds or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts.  For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Funds or through another intermediary to receive these waivers or discounts.  Please see “Intermediary-Defined Sales Charge Waiver Policies” in Appendix A of the Prospectus for more information.

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Initial Sales Charge Alternative — Class A Shares

Class A Shares — Purchases Subject to an Initial Sales Charge.  For purchases of Class A shares subject to an initial sales charge, the Distributor reallows a portion of the initial sales charge to dealers (which is alike for all dealers), as shown in the table below.  (The term “dealer” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner and any other financial institution having a selling agreement or any other similar agreement with the Distributor.)  The difference between the total amount invested and the sum of (a) the net proceeds to the Fund and (b) the dealer reallowance, is the amount of the initial sales charge retained by the Distributor (also known as the “underwriter concession”). In addition to the underwriter concession retained by the Distributor, the Distributor retains the entire initial sales charge on accounts with no authorized dealer of record.  Because of rounding in the computation of offering price, the portion of the sales charge retained by the Distributor may vary and the total sales charge may be more or less than the sales charge calculated using the sales charge expressed as a percentage of the offering price or as a percentage of the net amount invested as listed in the following tables.

Diversified Value, Large Cap Value, Mid-Cap Value, Small Cap Value, Small Cap Diversified Value, Global Value, International Value and Value Opportunities Funds
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $25,000	5.25%	5.54%	5.00%	0.25%
$25,000 but less than $50,000	4.75%	4.99%	4.50%	0.25%
$50,000 but less than $100,000	4.00%	4.17%	3.75%	0.25%
$100,000 but less than $250,000	3.00%	3.09%	2.75%	0.25%
$250,000 but less than $1,000,000	2.00%	2.04%	1.80%	0.20%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Capital Income Fund
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $50,000	4.75%	4.99%	4.50%	0.25%
$50,000 but less than $100,000	4.25%	4.44%	4.00%	0.25%
$100,000 but less than $250,000	3.50%	3.63%	3.25%	0.25%
$250,000 but less than $500,000	2.50%	2.56%	2.25%	0.25%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

High Yield Fund
Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your I nvestment*	Dealer Compensation as a % of Offering Price	Underwriter Concession
Less than $100,000	3.75%	3.90%	3.50%	0.25%
$100,000 but less than $250,000	3.25%	3.36%	3.00%	0.25%
$250,000 but less than $500,000	2.25%	2.30%	2.00%	0.25%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%	0.25%
$1,000,000 and over	0.00%	0.00%	0.00%**	0.00%
*	Rounded to the nearest one-hundredth percent.
**	The Advisor pays up to 0.75% of the Offering Price as compensation to dealers.

Class A Shares — Purchases Subject to a Contingent Deferred Sales Charge (but not an Initial Sales Charge).  Shareholders who invest $1,000,000 or more in Class A shares do not pay an initial sales charge.  The Advisor pays up to 0.75% as a commission to dealers who initiate and are responsible for purchases of Class A shares of $1,000,000 or more as follows:

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Dealer Compensation as a % of Offering Price	Cumulative Purchase Amount
0.75%	$1,000,000 to $2,000,000, plus
0.50%	Over $2,000,000 to $3,000,000, plus
0.30%	Over $3,000,000 to $50,000,000, plus
0.20%	Over $50,000,000 to $100,000,000, plus
0.10%	Over $100,000,000

If the shareholder redeems the shares within one year after purchase, a deferred sales charge of 0.75% may be charged and paid to the Distributor.  Because the Advisor finances the up-front commission paid to dealers who are responsible for purchases of Class A shares of $1,000,000 or more, the Distributor reimburses the Advisor the 0.75% deferred sales charge paid by shareholders redeeming within one year after purchase.

Class A Sales Charge Information – The Distributor of the Funds received the following sales charges from investors on sales of Class A shares:

	Gross Sales Charges Collected	Sales Charges Paid to Quasar(1)	CDSCs Received on Redemptions of Load- Waived Shares(2)
Diversified Value Fund
Fiscal year ended 6/30/18	$6,722	$544	$—
Fiscal year ended 6/30/17	$6,036	$337	$—
Fiscal year ended 6/30/16	$16,017	$845	$—

Large Cap Value Fund
Fiscal year ended 6/30/18	$13,619	$734	$5
Fiscal year ended 6/30/17	$11,756	$686	$—
Fiscal year ended 6/30/16	$23,095	$1,600	$12,619

Mid-Cap Value Fund
Fiscal year ended 6/30/18	$20,956	$1,468	$—
Fiscal year ended 6/30/17	$65,986	$4,820	$—
Fiscal year ended 6/30/16	$43,602	$3,329	$198

Small Cap Value Fund
Fiscal year ended 6/30/18	$2,237	$214	$—
Fiscal year ended 6/30/17	$24,587	$1,476	$—
Fiscal year ended 6/30/16	$20,625	$1,692	$—

Small Cap Diversified Value Fund
Fiscal year ended 6/30/18	$6,753	$581	$—
Fiscal year ended 6/30/17	$—	$—	$—
Fiscal year ended 6/30/16	$1,932	$152	$—

Global Value Fund
Fiscal year ended 6/30/18	$—	$—	$—
Fiscal year ended 6/30/17	$—	$—	$—
Fiscal year ended 6/30/16	$—	$—	$—

Value Opportunities Fund
Fiscal year ended 6/30/18	$148,498	$9,201	$—
Fiscal year ended 6/30/17	$80,580	$4,498	$1,875
Fiscal year ended 6/30/16	$261,702	$17,266	$4,875

Capital Income Fund
Fiscal year ended 6/30/18	$25,375	$1,696	$—
Fiscal year ended 6/30/17	$48,616	$3,311	$—
Fiscal year ended 6/30/16	$18,160	$1,083	$—

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Gross Sales Charges Collected	Sales Charges Paid to Quasar(1)	CDSCs Received on Redemptions of Load- Waived Shares(2)
High Yield Fund
Fiscal year ended 6/30/18	$33,414	$2,680	$15
Fiscal year ended 6/30/17	$47,433	$3,909	$207
Fiscal year ended 6/30/16	$25,681	$2,046	$214
(1)	Quasar retains all underwriting concessions and the front-end sales charge on accounts with no dealer of record.
(2)	The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.

No Class A sales charge information is presented for the International Value Fund as Class A shares are not currently being offered for sale as of the date of this SAI.

Class A Shares Conversion – Shareholders may be able to convert Class A shares to Class I shares of the same Fund, if they satisfy the eligibility requirements for Class I shares.  Please contact your financial intermediary for additional information on how to convert your shares into another share class.  For federal income tax purposes, a conversion between share classes of the same Fund is considered a non-taxable event.

Deferred Sales Charge Alternative — Class C Shares

Though shareholders do not pay an initial sales charge at the time of purchase of Class C shares, the Distributor compensates selling dealers by paying 1.00% of the purchase price for Class C shares.  If Class C shares are redeemed within one year after purchase, shareholders are charged a CDSC of 1.00%.  Shares acquired through reinvestment of dividend and distributions are not subject to a CDSC.  Proceeds from the CDSC and the 1.00% Distribution Plan payments made in the first year after purchase are paid to the Distributor and are used in whole or in part by the Distributor to pay the Advisor for financing of the 1.00% up-front commission to dealers who sell Class C shares.  Financial intermediaries will generally become eligible to receive some or all of the Distribution Plan payments one year after purchase.  The combination of the CDSC and the ongoing Distribution Plan fee facilitates the ability of a Fund to sell Class C shares without a sales charge being deducted at the time of purchase.  See “Distribution Plan” below.  Imposition of the CDSC and the Distribution Plan fee on Class C shares is limited by the FINRA asset-based sales charge rule.  See “Limitations on the Payment of Deferred Sales Charges” below.

Class C shares convert automatically into Class A shares approximately eight years after purchase.  Class A shares are subject to lower annual expenses than Class C shares.  The conversion of Class C shares to Class A shares is not a taxable event for federal income tax purposes.

Class C shareholders may be able to convert to Class I shares of the same Fund if the Class C shareholders satisfy the eligibility requirements for Class I shares.  Please contact your financial intermediary for additional information on how to convert your shares into another share class.  The conversion of Class C shares to Class I shares is not a taxable event for federal income tax purposes.

Class C Sales Charge Information – Sales charges received by the Distributor of the Funds from shareholders of Class C shares were as follows:

CDSCs Received*
Diversified Value Fund
Fiscal year ended 6/30/18	$—
Fiscal year ended 6/30/17	$71
Fiscal year ended 6/30/16	$166

Large Cap Value Fund
Fiscal year ended 6/30/18	$734
Fiscal year ended 6/30/17	$1,828
Fiscal year ended 6/30/16	$8,763

Mid-Cap Value Fund
Fiscal year ended 6/30/18	$3,558
Fiscal year ended 6/30/17	$2,659
Fiscal year ended 6/30/16	$5,665

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CDSCs Received
Small Cap Value Fund
Fiscal year ended 6/30/18	$410
Fiscal year ended 6/30/17	$538
Fiscal year ended 6/30/16	$1,442

Value Opportunities Fund
Fiscal year ended 6/30/18	$2,319
Fiscal year ended 6/30/17	$4,965
Fiscal year ended 6/30/16	$20,489

High Yield Fund
Fiscal year ended 6/30/18	$1,216
Fiscal year ended 6/30/17	$1,854
Fiscal year ended 6/30/16	$3,542
*	The Distributor reimburses this amount to the Advisor since the Advisor finances the up-front commissions paid to dealers.

No Class C sales charge information is presented for the Small Cap Diversified Value Fund, the Global Value Fund, the International Value Fund or the Capital Income Fund, as such Class C shares are not currently being offered for sale as of the date of this SAI.

Class R Shares

The Large Cap Value Fund and the Mid-Cap Value Fund offer Class R shares as described in the Prospectus.  Class R shares are available only to certain retirement plans.  Class R shares are not subject to an initial sales charge or a CDSC but are subject to ongoing annual distribution and service fees of 0.50%.  Distribution and service fees are used to support a Fund’s marketing and distribution efforts, such as compensating financial intermediaries, advertising and promotion, and are also used to compensate securities brokers and other financial intermediaries for shareholder servicing activities.  If Class R shares are held over time, these fees may exceed the maximum sales charge that an investor would have paid as a shareholder of Class A or Class C shares.

Class T Shares

Class T shares are only available through certain securities brokers and other financial intermediaries, and third parties who make Class T shares available to their clients.  Not all financial intermediaries and third parties make Class T shares available to their clients.  Certain financial intermediaries through whom you may invest in Class T shares may impose their own investment fees, policies and procedures for purchasing and selling Fund shares, which are not described in the Prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the financial intermediary.  Consult a representative of your financial intermediary about the availability of Class T shares of the Funds and the intermediary’s policies, procedures and other information.  Rights of accumulation, letters of intent, rights of reinstatement and exchange privileges are not available on purchases of Class T shares.

Purchases of Class T shares are subject to a front-end sales charge of up to 2.50% of the total purchase price.  Sales charges are not imposed on Class T shares that are acquired with reinvested dividends or other distributions.  The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested.  The term “offering price” includes the front-end sales charge.

Amount of Purchase of Class T Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
At least $250,000 but less than $500,000	2.00%	2.04%	2.00%
At least $500,000 but less than $1,000,000	1.50%	1.52%	1.50%
$1,000,000 or greater	1.00%	1.01%	1.00%

No Class T sales charge information is presented for the Funds, as Class T shares are not currently being offered for sale as of the date of this SAI.

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Class Z Shares

The High Yield Fund offers Class Z shares as described in the Prospectus.  Class Z shares are generally offered to the following investors (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class Z shares) whereby Class Z shares are held through plan level or omnibus accounts:

Employer sponsored retirement plans including but not limited to 401(k) plans, money purchase pension plans, profit sharing plans, defined benefit plans, 403(b) plans, and 457 plans.

Individuals; endowments; foundations; trusts; estates; governmental institutions; and corporations, (collectively “institutional investors”). Other institutional investors may be permitted to purchase Class Z shares subject to the Fund’s determination of eligibility. The minimum initial investment for institutional accounts is $1,000,000. Accounts cannot be aggregated to meet the initial minimum. The minimum initial investment amount may be waived subject to the Fund’s discretion.

Class Z shares may not be available through certain financial intermediaries.

Only Class Z shares of the High Yield Fund are currently offered to investors as of the date of this SAI.

Distribution Plan

The distribution plan for the Class A, Class C, Class R and Class T shares (the “Distribution Plan”) provides that each Fund pays a distribution and service fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of up to 0.25% of the average daily net assets of the Class A and Class T shares of the relevant Fund, at the annual rate of up to 1.00% of the average daily net assets of the Class C shares of the relevant Fund, and at the annual rate of up to 0.50% of the average daily net assets of the Class R shares of the Large Cap Value Fund and the Mid-Cap Value Fund only, in order to compensate the distribution coordinator, as appointed by the Board of Trustees from time to time (the “Distribution Coordinator”, and selected securities brokers or other financial intermediaries in connection with providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to securities brokers and other intermediaries for selling Class A, Class C, Class R and Class T shares of that Fund.  Each of those classes has exclusive voting rights with respect to the Distribution Plan adopted with respect to such class pursuant to which distribution and service fees are paid.

The Distribution Plan as it relates to Class C and Class R shares is designed to permit an investor to purchase Class C and Class R shares through securities brokers and other financial intermediaries without the assessment of an initial sales charge and at the same time permit the Distribution Coordinator to compensate securities brokers and other financial intermediaries in connection with the sale of the Class C and Class R shares.  In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A shares of the Funds in that the ongoing distribution fees and deferred sales charges provide for the financing of the distribution of the Funds’ Class C and Class R shares.

The Funds’ Distribution Plan is subject to the provisions of Rule 12b-1 under the 1940 Act.  In their consideration of the Distribution Plan, the Trustees must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to each Fund and its shareholders.  The Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees then in office.  In approving the Distribution Plan in accordance with Rule 12b-1, the Independent Trustees concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Funds and their shareholders.  The Distribution Plan can be terminated as to a class of a Fund at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund.  The Distribution Plan cannot be amended to increase materially the amount to be spent by a Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the Distribution Plan, cast in person at a meeting called for that purpose.  Rule 12b-1 further requires that a Fund preserve copies of the Distribution Plan and any report made pursuant to such Plan for a period of not less than six years from the date of the Distribution Plan or such report, the first two years in an easily accessible place.

Among other things, the Distribution Plan provides that the Distribution Coordinator shall provide and the Trustees shall review quarterly reports of the disbursement of the distribution and service fees paid under the Plan.  Payments under the Distribution Plan are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred and, accordingly, distribution-related revenues from the Distribution Plan may be more or less than distribution-related expenses.  Information with respect to the distribution-related revenues and expenses is presented to the Trustees for their consideration in connection with their deliberations as to the continuance of the Distribution Plan.

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For the fiscal year ended June 30, 2018, the Funds paid the following amounts under the Distribution Plan:

	Distribution and service fees for:
Fund Name	Class A	Class C	Class R
Diversified Value Fund	$102,739	$27,399	N/A
Large Cap Value Fund	$338,013	$160,236	$48,623
Mid-Cap Value Fund	$619,931	$446,789	$50,513
Small Cap Value Fund	$196,740	$151,136	N/A
Small Cap Diversified Value Fund	$3,015	N/A	N/A
Global Value Fund	$1,196	N/A	N/A
Value Opportunities Fund	$335,745	$534,748	N/A
Capital Income Fund	$47,119	N/A	N/A
High Yield Fund	$1,274,357	$34,043	N/A

These payments were made to dealers for compensation to their representatives and for advertising, sales promotion, marketing expenses and shareholder services such as account maintenance.  A portion of the distribution fees with respect to Class A, Class R and Class T shares may be used to reimburse the Advisor for advances made on Class A shares and for certain service fees paid by the Advisor.  The Funds made the following payments under the Distribution Plan for the fiscal year ended June 30, 2018:

	Diversified Value Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund	Small Cap Diversified Value Fund	Global Value Fund	Value Opportunities Fund	Capital Income Fund	High Yield Fund
Advertising	$0	$0	$0	$0	$0	$0	$0	$0	$0
Printing/Postage	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation to distributor	$0	$0	$0	$0	$0	$0	$0	$0	$0
Compensation to broker-dealers	$130,138	$546,872	$1,117,233	$347,876	$3,015	$1,196	$870,493	$47,119	$1,308,400
Compensation to sales personnel	$0	$0	$0	$0	$0	$0	$0	$0	$0
Interest, carrying, or other financing charges	$0	$0	$0	$0	$0	$0	$0	$0	$0
Other uses	$0	$0	$0	$0	$0	$0	$0	$0	$0

No distribution and service fee information is provided for the International Value Fund because the Fund’s Class A and Class C shares are not currently offered for sale as of the date of this SAI.  No distribution and service fee information is provided for Class T shares because Class T shares of the Funds are not currently offered for sale as of the date of this SAI.

Limitations on the Payment of Deferred Sales Charges

The maximum sales charge rule in the Conduct Rules of FINRA imposes a limitation on certain asset-based sales charges such as the distribution fee paid by Class C and Class R shares and the CDSC borne by the Class C shares, but not the service fee.  The maximum sales charge rule is applied separately to each class.  The maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by a Fund charging a service fee to (1) 6.25% of eligible gross sales of Class C and Class R shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC).

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Anti-Money Laundering

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the USA PATRIOT Act.  The Trust’s Program provides for the development of internal practices, procedures and controls; designation of an anti-money laundering compliance officer; an ongoing training program; and an independent testing function to determine the effectiveness of the Program.

Procedures to implement the Program include determining that the Trust’s Distributor and Transfer Agent have established proper anti-money laundering procedures; checking shareholder names against designated government lists, including that of the Office of Foreign Asset Control (“OFAC”); and a complete and thorough review of all new account applications.  The Trust will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the Program.

REDEMPTION OF SHARES

Each Fund generally redeems for cash all shares of the Fund upon receipt of a written request in proper form, subject to certain exceptions.  The Funds reserve the right to redeem “in kind”, as described in detail under “Redemption in kind,” below.  The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.

The right to redeem shares or to receive payment with respect to any such redemption may be suspended for more than seven days only for any period during which trading on the New York Stock Exchange (the “NYSE”) is restricted as determined by the Commission or during which the NYSE is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of a Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Funds.

The value of shares of a Fund at the time of redemption may be more or less than the shareholder’s cost, depending in part on the market value of the securities held by that Fund at such time.

In electing a telephone redemption, the investor authorizes the Funds and the Transfer Agent to act on telephone instructions from any person representing himself to be the investor, and reasonably believed by the Funds or the Transfer Agent to be genuine.  Neither the Funds nor the Transfer Agent may be liable for any loss, cost or expense for acting on instructions (whether in writing or by telephone) believed by the party receiving such instructions to be genuine and in accordance with the procedures described in the Prospectus.  Since this account feature involves a risk of loss from unauthorized or fraudulent transactions, the Transfer Agent will take certain precautions to protect your account from fraud.  Telephone redemption may be refused if the caller is unable to provide: the account number, the name and address registered on the account and the social security number registered on the account.  The Funds or the Transfer Agent may temporarily suspend telephone transactions at any time.

For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.  At various times a Fund may be requested to redeem shares for which it has not yet received good payment (e.g., shares purchased with any manner of payment other than federal funds).  A Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment has been collected for the purchase of such Fund shares, which usually will not exceed 12 days.  In the event that a shareholder account held directly with the Transfer Agent contains a fractional share balance, such fractional share balance may be automatically redeemed by that Fund.

PRICING OF SHARES

Determination of Net Asset Value

The NAV of the shares of all classes of each Fund is determined once daily Monday through Friday as of the close of regular trading on the NYSE on each day the NYSE is open for trading based on prices at the time of the close of regular trading.  Regular trading on the NYSE generally closes at 4:00 p.m., Eastern time.  Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the day of valuation.

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NAV per share of a class of a Fund is computed by dividing the value of the securities held by that Fund plus any cash or other assets (including interest and dividends accrued but not yet received) attributable to that class, minus all liabilities (including accrued expenses) attributable to that class, by the total number of shares outstanding in that class at such time, rounded to the nearest cent.  Due to the fact that different expenses are charged to the Class I, Class A, Class C, Class R, Class T and Class Z shares of a Fund, the NAV of the classes of a Fund may vary.  For purposes of determining the NAV, security transactions are normally recorded one business day after the trade date.  Expenses, including the fees payable to the Advisor, are accrued daily.

The per share NAV of Class A, Class C, Class R and Class T shares generally will be lower than the per share NAV of Class I and Class Z shares, reflecting the daily expense accruals of the distribution and service fees applicable with respect to Class A, Class C, Class R and Class T shares.  Moreover, the per share NAV of the Class C and Class R shares of a Fund generally will be lower than the per share NAV of Class A, Class T and Class Z shares of that Fund, reflecting the daily expense accruals of the higher distribution and service fees applicable with respect to Class C and Class R shares of the Fund.  In addition, the per share NAV of Class C shares generally will be lower than the per share NAV of Class R shares due to the daily expense accruals of the higher distribution and service fees applicable to Class C shares.  It is expected, however, that the per share NAV of all classes of each Fund will tend to converge (although not necessarily meet) immediately after the payment of dividends which will differ by approximately the amount of the expense accrual differentials between the classes.

Portfolio securities are valued by an independent pricing agent to the extent possible.  In determining the NAV of each Fund’s shares, equity securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market (“NSM”) (including the Nasdaq National Market and the Nasdaq Small Cap Market) are valued at the last reported sale price (or official closing price) on that day as of the close of the NYSE (which is generally 4:00 p.m. Eastern time), or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM.  Unlisted equity securities that are not included in NSM are valued at the last sale price, or if the last sale price is unavailable, at the average of the quoted bid and asked prices in the over-the-counter market.

Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued at the mean between the bid and asked prices on the basis of information from independent pricing services, which take into account appropriate factors such as institutionalized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, but may also be valued based on reported transactions or a broker-dealer quotation.  The pricing services may provide a price determined by a matrix pricing method or other analytical pricing models.

Options, futures contracts and options thereon which are traded on exchanges are valued at their last sale price as of the close of the exchanges or, if no sales are reported on a particular business day, the average between the last reported bid and ask quotations across the exchanges on which the option is traded will be used.  Non-exchange traded options will be valued at the average of the last bid and ask quotations.

Trading in securities listed on foreign securities exchanges or over-the-counter markets is normally completed before the close of regular trading on the NYSE.  In addition, foreign securities trading may not take place on all business days in New York and may occur on days on which the NYSE is not open.  In addition, foreign currency exchange rates are generally determined prior to the close of trading on the NYSE.  It is possible that market timers may attempt to buy or sell Fund shares to profit from price movements in foreign markets that are not yet reflected in a Fund’s NAV.  Such trades may have the effect of reducing the value of existing shareholders’ investments.  As described below, the Board has adopted valuation procedures that provide for the use of fair value pricing for foreign securities as of the close of the NYSE.  The Trust’s use of fair value pricing is designed to more accurately determine the current market value of a portfolio security and to minimize the possibilities for time-zone arbitrage.

Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.  Foreign currency exchange transactions conducted on a spot basis are valued at the spot rate prevailing in the foreign exchange market.

Securities and other assets for which market quotations are not readily available are valued at their fair value as determined by the Advisor under guidelines established by and under the general supervision and responsibility of the Board of Trustees.  The Board has approved the use of a third-party vendor’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE.  The vendor provides fair values for such securities based on certain quantitative factors and methods which generally involve tracking valuation correlations between the U.S. market and each non-U.S. security.  Each Fund will value its non-U.S. securities with fair values provided by the vendor if there is a movement in the U.S. market that exceeds certain thresholds or tolerances established by the Advisor.  The vendor may not be able to provide fair values for certain securities, including securities of companies in emerging markets.  When fair value pricing is employed, the value of the portfolio security used to calculate the Funds’ NAVs may differ from quoted or official closing prices, and the proceeds received upon disposal of such securities may differ from their recorded value.

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Each investor in each Fund may add to or reduce his or its investment in that Fund on each day the NYSE is open for trading.  The value of each investor’s interest in each Fund will be determined as of the close of regular trading on the NYSE by multiplying the NAV of that Fund by the percentage, effective for that day, that represents that investor’s share of the aggregate interests in the Fund.  Any additions or withdrawals to be effected on that day will then be effected.  The investor’s percentage of the aggregate beneficial interests in that Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Fund as of the time of determination on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Fund effected on such day, and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Fund by all investors in the Fund.  The percentage so determined will then be applied to determine the value of the investor’s interest in the Fund after the close of regular trading on the NYSE on the next determination of NAV of that Fund.  In addition, the Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s designee receives the order.

DIVIDENDS AND TAX STATUS

The following is intended to be a general summary of certain federal income tax consequences of investing in one or more Funds.  It is not intended to be a complete discussion of all such tax consequences, nor does it purport to deal with all types of investors and should not be construed as tax advice. Investors are therefore advised to consult with their own tax advisors before making an investment in a Fund.

Fund Taxation

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Qualification as a regulated investment company requires, among other things, that (1) at least 90% of each Fund’s annual gross income be derived from payments with respect to securities loans, interest, dividends and gains from the sale or other disposition of stock, securities, or foreign currencies,  other income (including, but not limited to, gains from options, futures or forward contracts) in connection with its business of investing in such stock, securities, or currencies, and net income derived from interests in qualified publicly traded partnerships; and (2) each Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer or of two or more issuers controlled by the Fund that are engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

As a regulated investment company, in any fiscal year in which a Fund distributes at least 90% of its net investment income (i.e., the Fund’s investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and the Fund’s net tax-exempt income), such Fund (but not its shareholders) will generally be relieved of paying U.S. federal income taxes on its net investment income and net capital gain (i.e., the Fund’s net long-term capital gain in excess of the sum of net short-term capital loss and capital loss carryovers available from prior years, if any) that it distributes to shareholders.  However, a Fund will be subject to federal income tax on any undistributed net investment income and net capital gain.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax payable by the Fund.  To prevent imposition of this excise tax, the Fund must distribute to its shareholders, during each calendar year, at least 98% of its ordinary income for that calendar year, at least 98.2% of the excess of its capital gains over its capital losses for the one-year period ending October 31 in such calendar year, and all undistributed ordinary income and capital gains from preceding year(s), if any.  The Funds intend to meet these distribution requirements in order to avoid this excise tax liability.

If in any taxable year a Fund fails to qualify as a regulated investment company under the Code, the Fund will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income.  In addition, in the event of a failure to qualify as a regulated investment company, the Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, will constitute dividends which although generally eligible for the dividends received deduction available to corporate shareholders, will be taxable to shareholders as ordinary income, even though such distributions might otherwise, at least in part, have been treated as long-term capital gain in such shareholders’ hands.  Furthermore, in such event, non-corporate shareholders of the Fund generally would be able to treat such distributions as “qualified dividend income” eligible for reduced rates of federal income taxation.

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A Fund’s transactions in certain forward and futures contracts, hedged investments and options will be subject to special provisions of the Code that, among other things, may affect the character of gain or loss realized by the Fund (i.e., may affect whether gain or loss is ordinary or capital), accelerate recognition of income to the Fund, defer Fund losses, and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders.  For example, at the end of each year, certain investments held by a Fund must be “marked to market” for federal income tax purposes; that is, they are treated as having been sold at their fair market value, which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirement for avoiding income and excise taxes.

Options held by a Fund at the end of each fiscal year on a broad-based stock index are treated under the Code as Section 1256 contracts and will be required to be marked-to-market for federal income tax purposes.  Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss (“60/40 gain or loss”).  Certain other options, futures contracts and options on futures contracts utilized by the Funds are also Section 1256 contracts.  These Section 1256 contracts held by the Funds at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are also “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss, together with the gain or loss on actual sales, is treated as a 60/40 gain or loss.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.  However, a Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to avoid federal income and excise taxes.  Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

A Fund may also acquire market discount bonds.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).  If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments.  As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the Internal Revenue Service (the “IRS”) may not agree with a Fund’s treatment of such investments.  In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which a Fund may invest in certain derivatives and other investments in the future.

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Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies under the Code.  However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss.  As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

A Fund may invest to a limited degree in MLPs that are treated as qualified publicly traded partnerships for federal income tax purposes.  Net income derived from an interest in a qualified publicly traded partnership is included in the sources of income from which a regulated investment company may derive 90% of its gross income.  However, no more than 25% of the value of a regulated investment company’s total assets at the end of each fiscal quarter may be invested in securities of qualified publicly traded partnerships.  If an MLP in which a Fund invests is taxed as a partnership for federal income tax purposes, the Fund will be taxable on its allocable share of the MLP’s income regardless of whether the Fund receives any distribution from the MLP.  Thus, a Fund may be required to sell other securities in order to satisfy the distribution requirements to qualify as a regulated investment company and to avoid federal income and excise taxes.  Distributions to a Fund from an MLP that is taxed as a partnership for federal income tax purposes will constitute a return of capital to the extent of the Fund’s basis in its interest in the MLP.  If a Fund’s basis is reduced to zero, distributions will constitute capital gain for federal income tax purposes.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also may be treated as ordinary gain or loss.  These gains and losses, referred to under the Code as “Section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

To the extent a Fund invests in foreign securities, it may be subject to withholding and other taxes imposed by foreign countries.  Tax treaties between certain countries and the United States may reduce or eliminate such taxes.  Because the amount of a Fund’s investments in various countries will change from time to time, it is not possible to determine the effective rate of such taxes in advance.  Shareholders may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to certain provisions and limitations contained in the Code.  Specifically, if more than 50% of the value of a Fund’s total assets at the close of any taxable year consists of stock or securities in foreign corporations, the Fund may be eligible to file an election with the IRS pursuant to which shareholders of the Fund will be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund even though not actually received, (ii) treat such respective pro rata shares as foreign income taxes paid by them, and (iii) deduct such pro rata shares in computing their U.S. federal taxable income, or, alternatively, use them as foreign tax credits against their U.S. federal income tax liability, subject in both cases to applicable limitations. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although such shareholders may be able to claim a credit for foreign taxes paid and in any event will be required to include their share of such taxes in gross income. Tax-exempt shareholders will not ordinarily benefit from this election relating to foreign taxes. Each year, a Fund will notify shareholders of the amount of each shareholder’s pro rata share of foreign income taxes paid by the Fund, if the Fund qualifies to pass along such credit.  If a Fund does not make such an election, the net investment income of the Fund will be reduced by the foreign taxes paid by the Fund and shareholders will not be required to include in their gross income and will not be able to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund.

If a Fund receives an “excess distribution” with respect to the stock of a passive foreign investment company (“PFIC”), the Fund itself may be subject to federal income tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders.  In general, a foreign corporation is classified as a PFIC for a taxable year if at least 50% of its assets constitute certain investment-type assets or 75% or more of its gross income is certain investment-type income.

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Under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which a Fund held the PFIC stock.  A Fund itself will be subject to U.S. federal income tax (including interest) on the portion, if any, of an excess distribution that is so allocated to prior taxable years.  Certain distributions from a PFIC as well as gain from the sale of PFIC stock are treated as excess distributions.  Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

Rather than being taxed on the PFIC income as discussed above, a Fund may be eligible to elect alternative tax treatment.  Under an election that currently is available in certain circumstances, a Fund generally would be required to include in its gross income its share of the PFIC’s income and net capital gain annually, regardless of whether distributions are received from the PFIC in a given year.  In addition, another election may be available that would involve marking to market a Fund’s PFIC shares at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized and treated as ordinary income or loss (subject to certain limitations).  If this election were made, federal income tax at the Fund level under the PFIC rules would generally be eliminated, but the Fund could, in limited circumstances, incur nondeductible interest charges.  A Fund’s intention to qualify annually as a regulated investment company may limit its options with respect to PFIC shares.

Because the application of the PFIC rules may affect, among other things, the character of gains and the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, and may subject a Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders and that will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not invest in PFIC shares.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.  Investments in REIT equity securities also may require the Fund to accrue and distribute income not yet received.  To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

Under a notice issued by the IRS, a portion of a Fund’s income from residual interests in real estate mortgage investment conduits (“REMICs”) or from a REIT (or other pass-through entity) that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or taxable mortgage pool interest directly.  In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.  In addition, if at any time during any taxable year a “disqualified organization” (as defined by the Code) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

For taxable years beginning after December 31, 2017 and before January 1, 2026, certain dividends received from REITs are treated as “qualified business income” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. Regulated investment companies currently cannot pass the special character of this income through to shareholders. As a result, direct investors in REITs may be entitled to this deduction while investors that invest in a Fund that invests in REITS will not.

As of June 30, 2018, the net capital loss carryovers for the Funds were as follows:

Diversified Value Fund[1]	$28,379,656
Large Cap Value Fund	$–
Mid-Cap Value Fund	$–
Small Cap Value Fund	$–
Small Cap Diversified Value Fund	$–
Global Value Fund	$–
International Value Fund	$–
Value Opportunities Fund	$–
Capital Income Fund[2]	$713,496
High Yield Fund[3]	$111,302,453

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[1]	Long-term with no expiration.
[2]	Short-term with no expiration.
[3]	$2,651,171 is short-term with no expiration and $108,651,282 is long-term with no expiration.

Shareholder Taxation

Except for those shareholders exempt from federal income taxation, dividends and capital gains distributions are taxable to shareholders whether paid in cash or reinvested in additional shares of a Fund.  Except as provided below, dividends from net investment income are generally taxable to shareholders as ordinary income for federal income tax purposes.  For individual and other noncorporate shareholders, a portion of such dividends may qualify to be treated as “qualified dividend income” subject to reduced rates of federal income taxation.  Dividends received from REITs generally will not constitute qualified dividend income.  In addition, dividends from foreign corporations are not treated as “qualified dividend income” if the foreign corporation is not incorporated in a possession of the United States or is not eligible for the benefits of a comprehensive income tax treaty with the United States (unless the foreign corporation stock is readily tradable on an established securities market in the United States) or if the foreign corporation is a PFIC for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year or a surrogate foreign corporation that is not treated as a domestic corporation..  Distributions of net capital gain (the excess of net long-term capital gains over net short-term capital losses) will be taxable to non-corporate shareholders at a maximum federal income tax rate of 20% without regard to how long a shareholder has held shares of a Fund.  Dividends paid by a Fund may also qualify in part for the 50% dividends-received deduction available to corporate shareholders, provided that certain holding period and other requirements under the Code are satisfied.  Generally, however, dividends received from REITs and on stocks of foreign issuers are not eligible for the dividends-received deduction when distributed to a Fund’s shareholders.

Distributions declared by a Fund during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable in the year they are declared, rather than the year in which they are received.  Each Fund will notify its shareholders annually of the amount and type of dividends and distributions it paid.

A shareholder’s sale or exchange of shares of a Fund will be a taxable transaction if such person is subject to U.S. federal income tax.  Shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares sold and the amount received in exchange therefor. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss.  Such gain or loss will generally be treated as long-term capital gain or loss if the shares were held for more than one year and, if not held for such period, as short-term capital gain or loss.  Any loss realized on a sale, redemption or exchange of shares of a Fund by a shareholder will be disallowed to the extent that shares disposed of are reacquired or other substantially identical stock or securities are acquired within a 61-day period beginning 30 days before and ending 30 days after the disposition of shares.  In such a case, the basis of the shares reacquired will be adjusted to reflect the disallowed loss.  Shares received in connection with the payment of a dividend by a Fund will generally constitute a reacquisition of shares for purposes of this loss disallowance rule.  Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received with respect to such shares.  A shareholder’s ability to utilize capital losses may be limited under the Code.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires by January 31 of the calendar year following the calendar year in which the disposition occurred shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced.  Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares.

The per share dividends on Class C shares will be lower than the per share dividends on Class I, Class A, Class R, Class T and Class Z shares of the same Fund, as a result of the distribution and service fees applicable to the Class C shares.  Similarly, the per share dividends on Class A, Class R and Class T shares will be lower than the per share dividends on Class I and Class Z shares as a result of the distribution and service fees applicable with respect to the Class A, Class R and Class T shares. The per share distributions of net capital gains, if any, will be paid in the same amount for each class of the same Fund.

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A 3.8% Medicare tax is imposed on certain net investment income (including income dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

Each Fund may be required to withhold for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or who fail to make required certifications, or if the Fund or a shareholder has been notified by the IRS that they are required to backup withhold.  Any amounts withheld may be credited against such shareholder’s U.S. federal income tax liability.

Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding the application of federal, foreign, state and local taxes to their particular situation.

The foregoing discussion relates solely to U.S. federal income tax law as applied to U.S. investors.  Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by an applicable treaty).  However, the Fund is generally not required to withhold tax on any amounts paid to a non-U.S. investor with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund.  A Fund may choose not to designate such amounts.

Sections 1471 – 1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders.  If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares.  A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation.  Each investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Special rules apply to foreign persons who receive distributions from a Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if a Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund's foreign shareholders and will be subject to U.S. federal withholding tax.  In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a non-U.S. shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the non-U.S. shareholder's current and past ownership of a Fund.

In addition, if a Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in regulated investment companies that are domestically controlled qualified investment entities.

GENERAL INFORMATION

Description of Shares

The Agreement and Declaration of Trust permits the Trustees to establish and designate separate portfolios or funds of the Trust holding the assets of the Trust, the beneficial interests in each of which are represented by a separate series of shares.  The Trustees are permitted to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the particular Fund.  Each share represents an interest in a Fund proportionately equal to the interest of each other share, except that the Class A, Class C, Class R and Class T shares are subject to distribution and service fees payable under the Distribution Plan.  In the event of the dissolution or liquidation of a Fund, the holders of shares of the Fund are entitled to share pro rata in the net assets of the applicable class of shares of the Fund owned by such shareholder available for distribution.  The Board of Trustees may create additional classes of shares if deemed in the best interest of shareholders.  The Board of Trustees has created ten series of shares, and may create additional series in the future, which have separate assets and liabilities.

The Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.  The Agreement and Declaration of Trust also provides that the Trust shall indemnify any shareholder for any loss arising out of a claim or demand relating to such person being or having been a shareholder.

Ten shareholders holding the lesser of $25,000 worth or one percent of the Trust’s shares may advise the Board in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee.  The Trustees will then, if requested by the applicants, mail at the applicants’ expense the applicants’ communication to all other shareholders.

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The Trust or any Fund may be terminated if approved by the vote of a majority of the Trustees. If not so terminated, the Trust will continue indefinitely.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the Rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

Common expenses incurred by the Trust are allocated among the Funds based upon relative net assets or evenly among the Funds, depending on the nature of the expenditure.

Except for any amendment that is required to be approved by shareholders by the 1940 Act or by this registration statement, the Trustees may, without shareholder vote, restate, amend or otherwise supplement the Agreement and Declaration of Trust.  Shareholders do not have preemptive or conversion rights.  Shares, when issued pursuant to a Prospectus of a Fund, are fully paid and non-assessable.

Issuance of Fund Shares for Securities

Investors may purchase Fund shares for consideration consisting of securities rather than cash when, in the judgment of the Advisor, the securities: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, and (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market.

Purchase in-Kind

In limited circumstances and subject to the prior consent of a Fund, the Fund may accept payment for shares in securities.  Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund's investment strategy and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction. Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in Kind

If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly in cash, a Fund may pay the redemption price in part by a distribution in-kind of readily marketable securities from the portfolio of the Fund, in lieu of cash.  The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or one percent of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation the Fund will have the option of redeeming the excess in cash or in kind.  If shares are redeemed in-kind, the redeeming shareholder would incur brokerage costs in subsequently converting the assets into cash.  Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 555 West 5th Street, Suite 2700, Los Angeles, CA 90013, has been selected as the independent registered public accounting firm of the Fund.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Custodian and Securities Lending Agent

Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, acts as custodian and securities lending agent of each Fund’s assets (the “Custodian”).  The Custodian is responsible for safeguarding and controlling a Fund’s cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund’s investments.

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Transfer Agent

U.S. Bancorp Fund Services, LLC (“Transfer Agent”), 615 East Michigan Street, Milwaukee, Wisconsin 53202, acts as the Funds’ transfer agent pursuant to a transfer agency agreement and as the Funds’ fund accountant pursuant to a separate agreement.  The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

Legal Counsel for the Trust and the Independent Trustees

Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, is counsel for the Trust and the Independent Trustees.

Reports to Shareholders

The fiscal year of each Fund ends on June 30 of each year.  Each Fund sends to its shareholders at least semi-annually reports showing the Fund’s portfolio and other information.  An annual report containing financial statements audited by the independent registered public accounting firm is sent to shareholders each year.  After the end of each year, shareholders will receive federal income tax information regarding dividends and capital gains distributions.  Only one copy of these reports is sent to the same household, unless a shareholder instructs otherwise.

Shareholder Inquiries

Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this SAI.

Additional Information

The Prospectus and this SAI do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Trust has filed with the Commission, Washington, D.C., under the Securities Act and the 1940 Act, to which reference is hereby made.

Hotchkis & Wiley Capital Management, LLC has granted the Trust the right to use the “Hotchkis & Wiley” name and has reserved the right to withdraw its consent to the use of such name by the Trust at any time or to grant the use of such name to any other company.

Principal Holders and Control Persons

All Trustees and officers as a group owned (i) less than 1.0% of the outstanding shares of the Large Cap Value Fund, the Mid-Cap Value Fund, the Small Cap Value Fund, the Small Cap Diversified Value Fund, the Value Opportunities Fund and the High Yield Fund, (ii) approximately 1.9% of the Diversified Value Fund; (iii) approximately 25.0% of the Global Value Fund, (iv) approximately 16.9% of the International Value Fund and (v) approximately 3.8% of the Capital Income Fund, as of July 31, 2018. In addition, as of July 31, 2018, the Advisor owned the outstanding shares of the following Funds: (i) approximately 0.3% of the Small Cap Diversified Value Fund, (ii) approximately 1.0% of the Global Value Fund, (iii) approximately 47.5% of the International Value Fund, (iv) approximately 10.2% of the Capital Income Fund, and (v) approximately .002% of the High Yield Fund.  Shareholders who have the power to vote a large percentage of shares (at least 25% of the voting shares of a Fund) of a particular Fund can control the Fund and determine the outcome of a shareholder meeting.

To the knowledge of the Trust, the following entities owned 5% or more of the outstanding shares of a class of a Fund as of July 31, 2018:

Name of Fund
Name of Principal Holder

Diversified Value Fund	Class I	Class A	Class C

Capinco c/o U.S. Bank N.A.* 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	26.43%	N/A	N/A

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Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	7.48%	8.36%	18.04%

LPL Financial Corporation* 4707 Executive Drive San Diego, CA 92121-3091	N/A	5.94%	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	N/A	10.87%	21.06%

Morgan Stanley Smith Barney LLC* Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	N/A	N/A	13.26%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	7.68%	49.90%	N/A

TD Ameritrade Inc. FBO Our Clients* P.O. Box 2226 Omaha, NE 68103-2226	5.77%	N/A	N/A

Wells Fargo Bank N.A. FBO Tree Top, Inc. Pension Plan MF/LP** P.O. Box 1533 Minneapolis, MN 55480-1533	5.92%	N/A	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	18.02%	8.99%	16.90%

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Large Cap Value Fund	Class I	Class A	Class C	Class R

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	11.32%	9.21%	N/A	N/A

Hartford Life Insurance Company* P.O. Box 2999 Hartford, CT 06104-2999	N/A	17.54%	N/A	30.39%

LPL Financial Corporation* 4707 Executive Drive San Diego, CA 92121-3091	N/A	9.16%	5.38%	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.05%	14.86%	29.91%	53.11%

Morgan Stanley Smith Barney LLC* Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	N/A	N/A	24.93%	N/A

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	28.46%	13.96%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	21.24%	7.39%	5.85%	N/A

TD Ameritrade Trust Company* P.O. Box 17748 Denver, CO 80217-0748	N/A	N/A	N/A	6.92%

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	N/A	5.48%	15.21%	N/A

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Mid-Cap Value Fund	Class I	Class A	Class C	Class R

Ascensus Trust Company FBO Penn Manufacturing Industries EE 40** P.O. Box 10758 Fargo, ND 58106-0758	N/A	N/A	N/A	14.52%

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	6.31%	12.83%	10.91%	N/A

Edward D. Jones & Company FBO Customers* 12555 Manchester Road Saint Louis, MO 63131-3729	22.36%	N/A	N/A	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	6.16%	16.89%	19.25%	63.98%

Morgan Stanley Smith Barney LLC* Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	N/A	5.76%	16.43%	N/A

National Financial Services Corp.*,*** 200 Liberty Street New York, NY 10281-5503	29.96%	28.64%	5.03%	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	6.51%	N/A

Reliance Trust Company FBO MassMutual Registered Product* P.O. Box 28004 Atlanta, GA 30358-0004	N/A	5.18%	N/A	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	19.30%	7.52%	21.39%	N/A

Small Cap Value Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	N/A	5.54%	N/A

Edward D. Jones & Company FBO Customers* 12555 Manchester Road Saint Louis, MO 63131-3729	20.22%	N/A	N/A

Great West Trust Company as Trustee FBO The Pearson Retirement Plan 401(K)** c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	7.43%	N/A	N/A

LPL Financial Corporation* 4707 Executive Drive San Diego, CA 92121-3091	N/A	9.14%	N/A

Merrill Lynch Pierce Fenner & Smith Inc.*,*** 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	39.84%	44.93%	20.39%

Morgan Stanley Smith Barney LLC* Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	N/A	N/A	20.76%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	N/A	12.47%	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	7.58%	17.04%

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	18.21%

Small Cap Diversified Value Fund	Class I	Class A

BMO Harris Bank N.A. Attn: MF Mitra & Co. FBO 98* 480 Pilgrim Way, Suite 1000 Green Bay, WI 54304-5280	6.64%	N/A

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Small Cap Diversified Value Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	N/A	52.72%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	N/A	32.34%

Stephens Inc.*,*** 111 Center Street Little Rock, AR 72201-4425	55.02%	N/A

TD Ameritrade Inc. FBO our Clients* P.O. Box 2226 Omaha, NE 68103-2226	20.80%	N/A

Global Value Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	N/A	10.73%

Davis Family Trust** George Davis & Kelly Davis, Trustees c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	22.80%	N/A

Hotchkis & Wiley Capital Management, LLC** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	N/A	13.78%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	N/A	56.92%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	17.46%

Stephens Inc.** 111 Center Street Little Rock, AR 72201-4425	8.93%	N/A

TD Ameritrade Trust Company*,*** P.O. Box 17748 Denver, CO 80217-0748	38.28%	N/A

International Value Fund	Class I

David E. Green** c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	7.51%

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International Value Fund	Class I

Davis Family Trust** George Davis & Kelly Davis, Trustees c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	16.85%

Hotchkis & Wiley Capital Management, LLC**,*** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	50.05%

Scott McBride** c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	10.01%

Scott G. Rosenthal & Alison K. Rosenthal JTWROS** c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	12.51%

Value Opportunities Fund	Class I	Class A	Class C

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	5.94%	14.12%	N/A

Mac & Company* 525 William Penn Place 500 Grant Street Pittsburgh, PA 15219-2502	10.91%	N/A	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	19.96%	18.72%	16.91%

Morgan Stanley Smith Barney LLC* Harborside Financial Center Plaza 3, 6th Floor Jersey City, NJ 07311	N/A	N/A	5.55%

National Financial Services Corp.*,*** 200 Liberty Street New York, NY 10281-5503	32.67%	20.60%	9.90%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	7.35%	10.39%

PIMS/Prudential Retirement As Nominee for the TTEE/CUST PL 720 Accentcare 401(K) Retirement** 17855 Dallas Parkway, Suite 200 Dallas, TX 75287-6857	N/A	8.19%	N/A

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	N/A	7.40%	21.85%

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Capital Income Fund	Class I	Class A

Charles Schwab & Company, Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	10.73%	10.97%

Hotchkis & Wiley Capital Management, LLC** 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	18.91%	N/A

LPL Financial Corporation* 4707 Executive Drive San Diego, CA 92121-3091	30.47%	N/A

Mark T. Hudoff and Hresula Cheakalos Living Trust** Mark T. Hudoff and Hresula Cheakalos, Trustees c/o Hotchkis & Wiley Capital Management, LLC 725 South Figueroa Street, 39th Floor Los Angeles, CA 90017-5439	5.08%	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	N/A	12.98%

National Financial Services Corp.* 200 Liberty Street New York, NY 10281-5503	N/A	50.48%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	9.39%

High Yield Fund	Class I	Class A	Class C	Class Z

Capinco c/o U.S. Bank N.A.* 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212-3958	N/A	N/A	N/A	7.24%

Charles Schwab & Company Inc.* 101 Montgomery Street San Francisco, CA 94104-4151	20.82%	N/A	N/A	N/A

Edward D. Jones & Company FBO Customers* 12555 Manchester Road Saint Louis, MO 63131-3729	18.96%	N/A	N/A	N/A

Fifth Third Bank* 5001 Kingsley Drive, Dept. 3385 Cincinnati, OH 45227-1114	8.90%	N/A	N/A	N/A

Merrill Lynch Pierce Fenner & Smith Inc.* 4800 Deer Lake Drive East, Floor 3 Jacksonville, FL 32246-6484	7.35%	N/A	21.23%	N/A

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High Yield Fund	Class I	Class A	Class C	Class Z

National Financial Services Corp.*,*** 200 Liberty Street New York, NY 10281-5503	20.82%	87.14%	N/A	N/A

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399-0002	N/A	N/A	17.65%	N/A

Reliance Trust Company** FBO Clearpoint C/C P.O. Box 48529 Atlanta, GA 30362-1529	N/A	N/A	N/A	7.37%

SEI Private Trust Company* c/o Regions 1 Freedom Valley Drive Oaks, PA 19456-9989	N/A	N/A	N/A	77.00%

State University of Iowa Foundation, Iowa** 1 W. Park Road Iowa City, IA 52242-2000	N/A	N/A	N/A	6.66%

Wells Fargo Clearing Services LLC* 2801 Market Street Saint Louis, MO 63103-2523	N/A	N/A	5.29%	N/A

*	Owner of record.
**	Beneficial owner.
***
Entity was the owner of record (although not necessarily the beneficial owner) of more than 25% of the outstanding shares of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined by the 1940 Act.  As a control person of the Fund, such entity may, by voting its shares of the Fund, be able to determine the outcome of a shareholder vote on matters requiring shareholder approval.

There were no principal shareholders of the following classes of the Funds as of July 31, 2018 because these shares are not currently offered to investors: Class A shares of the International Value Fund; Class C shares of the Small Cap Diversified Value Fund, Global Value Fund, International Value Fund and Capital Income Fund; Class T shares of all Funds; and Class Z shares of all Funds except the High Yield Fund.

FINANCIAL STATEMENTS

The audited financial statements of each Fund are incorporated into this SAI by reference to the Funds’ June 30, 2018 Annual Report.  You may request a copy of the Annual Report at no charge by calling 1-866-HW-FUNDS (1-866-493-8637).  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

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APPENDIX A – PROXY VOTING POLICIES AND PROCEDURES

HOTCHKIS & WILEY CAPITAL MANAGEMENT

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management (“H&W”) to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).  It is H&W’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”).  Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions.  A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.

H&W’s Proxy Oversight Committee (“POC”) (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) oversees H&W’s proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management’s positions.  To vote client proxies, H&W utilizes Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services.

In certain situations as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client.  In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W’s primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account.

GUIDELINES

Each proxy issue will be considered individually.  The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules.  The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time.  With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company’s management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management’s positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

•	Ratification of appointment of independent auditors
•	General updating/corrective amendments to charter

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•	Increase in common share authorization for a stock split or share dividend
•	Stock option plans that are incentive based and not excessive
•	Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

•	Directors' liability and indemnity proposals
•	Executive compensation plans
•	Mergers, acquisitions, and other restructurings submitted to a shareholder vote
•	Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact.  In general, H&W will vote in accordance with the recommendation of the company’s board of directors on all shareholder proposals.  However, H&W will support shareholder proposals that are consistent with H&W’s proxy voting guidelines for board-approved proposals.  For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

Generally, shareholder proposals related to the following items are not supported:

•	Declassification of the board
•	Cumulative voting
•
Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

•	Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts between H&W’s interests and its client’s interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management.  If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W’s client.  In the event that any proxies raise a conflict of interest, a member of the POC will review H&W’s proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W employees may own the same securities held by client accounts.  The employees vote their securities independently from H&W’s proxy voting policy.

PROCEDURES

H&W’s Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions.  H&W’s Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios.  As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.

The proxy will be routed to the analyst responsible for that holding.  The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company.  An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such “against management votes”.  In the event an analyst is proposing to vote against management’s recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W’s vote is not prompted by any conflict of interests.  All determinations by POC will be documented.

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LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date).  Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W.  In addition, H&W will not vote proxies if it does not receive adequate information from a client’s custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client’s overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client’s proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client’s economic interests, or (ii) if the security is no longer held in the clients’ portfolios by the proxy meeting date.  For example, to the extent that H&W receives proxies for securities that are transferred into a client’s portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner (“legacy securities”), H&W will generally refrain from voting such proxies.  In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client’s interest in maximizing the value of its investments.  H&W may consider an institutional client’s special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W’s guidelines.

Proxies received after the termination date of a client account generally will not be voted.  An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account’s holdings from its aggregated voting list.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W’s ability to vote. As a result, a client account’s non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian.  H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients’ voting of proxies.

Securities Lending

In order to generate incremental revenue, some clients may participate in a securities lending program.  As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date.  A client, or a Portfolio Coordinator (PC), may place restrictions on loaning securities and/or recall a security on loan at any time.  Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

PC and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the PC(s) will contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

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RECORD KEEPING

H&W or ISS, on H&W’s behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W’s request.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities.  Clients may obtain information about how their securities were voted or a copy of H&W’s Proxy Voting Policies and Procedures free of charge by written request addressed to H&W.  For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund’s securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th.  Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC’s website at www.sec.gov.

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APPENDIX B — DESCRIPTION OF RATINGS

Short-Term Credit Ratings

A Standard & Poor’s Ratings Services (“S&P”) short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category and indicates that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Risks – S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

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“F3” – Securities possess fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk.  Default is a real possibility.

“RD” – Restricted default.  Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations.  Typically applicable to entity ratings only.

“D” – Default.  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner.  Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims.  The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality.  The capacity for the payment of short-term financial obligations as they fall due is exceptionally high.  Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality.  The capacity for the payment of short-term financial obligations as they fall due is very high.  Differs from “R-1 (high)” by a relatively modest degree.  Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial.  Overall strength is not as favorable as higher rating categories.  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality.  The capacity for the payment of short-term financial obligations as they fall due is acceptable.  May be vulnerable to future events.  A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality.  There is a capacity for the payment of short-term financial obligations as they fall due.  May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality.  The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

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“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.  The “CC” rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise.  For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.  An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - S&P issuer credit ratings make a distinction between foreign currency ratings and local currency ratings.  An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency .

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more.  Such ratings reflect both the likelihood of default on contractually promised payments and the expected financial loss suffered in the event of default.  The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

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“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note:  Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality.  “AA” ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality.  “A” ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality.  “BBB” ratings indicate that expectations of credit risk are currently low.  The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative.  “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative.  “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings, but are instead rated in the “B” to “C” rating categories, depending upon their recovery prospects and other relevant characteristics.  Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

The DBRS long-term rating scale provides an opinion on the risk of default.  That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued.  Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims.  All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”.  The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.  The following summarizes the ratings used by DBRS for long-term debt:

“AAA” - Long-term debt rated “AAA” is of the highest credit quality.  The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality.  The capacity for the payment of financial obligations is considered high.  Credit quality differs from “AAA” only to a small degree.  Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality.  The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.”  May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality.  The capacity for the payment of financial obligations is considered acceptable.  May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality.  The capacity for the payment of financial obligations is uncertain.  Vulnerable to future events.

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“B” – Long-term debt rated “B” is of highly speculative credit quality.  There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations.  There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range.  Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur.  DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

A S&P U.S. municipal note rating reflects S&P opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating.  Notes with an original maturity of more than three years will most likely receive a long-term debt rating.  In determining which type of rating, if any, to assign, S&P analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity.  Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity.  MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating.  MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”.  The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned:  a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”).  The second element uses a rating from a variation of the MIG rating scale called the Variable Municipal Investment Grade or “VMIG” scale.  The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

Table of Contents - Statement of Additional Information

“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

A S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS.  Ratings are not buy, hold or sell recommendations and they do not address the market price of a security.  Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Table of Contents - Statement of Additional Information

HOTCHKIS & WILEY FUNDS
PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)		Declaration of Trust.
(1)
Agreement and Declaration of Trust dated July 23, 2001 was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

	(2)	Certificate of Trust dated July 23, 2001, was previously filed with the Initial Registration Statement on Form N-1A on August 30, 2001, and is incorporated herein by reference.
(3)
Written Instrument Amending the Agreement and Declaration of Trust dated August 16, 2016 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on August 29, 2016, and is incorporated herein by reference.

(b)		By-laws were previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and are incorporated herein by reference.
(c)		Instruments Defining Rights of Shareholders were previously filed with the Registration Statement on Form N-1A on August 30, 2001, and are incorporated herein by reference.
(d)	(1)	Amended and Restated Investment Advisory Agreement dated August 28, 2018 relating to the Hotchkis & Wiley Large Cap Value Fund – Filed Herewith.
(2)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Mid-Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(3)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Small Cap Value Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

(4)
Amended and Restated Investment Advisory Agreement dated June 1, 2012 relating to the Hotchkis & Wiley Value Opportunities Fund was previously filed with Post-Effective Amendment No. 24 to the Registration Statement on Form N-1A on August 29, 2012, and is incorporated herein by reference.

	(5)	Amended and Restated Investment Advisory Agreement dated August 28, 2018 relating to the Hotchkis & Wiley Diversified Value Fund – Filed Herewith.
(6)
Investment Advisory Agreement dated February 5, 2009, relating to the Hotchkis & Wiley High Yield Fund was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(7)
Investment Advisory Agreement dated November 17, 2010, relating to the Hotchkis & Wiley Capital Income Fund was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

	(8)	Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley Global Value Fund – Filed Herewith.

	(9)	(i)	(1)
Investment Advisory Agreement dated May 14, 2014, relating to the Hotchkis & Wiley Small Cap Diversified Value Fund was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

			(2)
Amendment No. 1 to the Investment Advisory Agreement dated July 1, 2016 was previously filed with Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A on August 29, 2016, and is incorporated herein by reference.

	(10)			Amended and Restated Investment Advisory Agreement dated August 29, 2018 relating to the Hotchkis & Wiley International Value Fund – Filed Herewith.
(e)	(1)	(i)	(1)
Distribution Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

			(2)
Amendment dated August 15, 2005, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

			(3)
Second Amendment dated February 6, 2006, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N‑1A on August 29, 2006, and is incorporated herein by reference.

			(4)
Third Amendment dated January 1, 2008, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

			(5)
Fourth Amendment dated February 5, 2009, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

			(6)
Fifth Amendment dated November 17, 2010, to the Distribution Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

			(7)
Sixth Amendment dated November 19, 2012 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

			(8)
Seventh Amendment dated May 14, 2014 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

			(9)
Eighth Amendment dated November 17, 2015 to the Distribution Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(f)				Bonus or Profit Sharing Contracts – Not Applicable.
(g)	(1)	(i)	(1)
Custodian Agreement dated October 10, 2001, was previously filed with Pre‑Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

			(2)
First Amendment dated October 26, 2005, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N‑1A on August 29, 2006, and is incorporated herein by reference.

			(3)
Revised Global Custody Fee Schedule dated November 1, 2007, to the Custodian Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

			(4)
Appendix A to the Custodian Agreement dated November 17, 2015, was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(h)				Other Material Contracts.

(1)	(i)	(1)
Amended and Restated Fund Accounting Servicing Agreement dated October 26, 2005, was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

(2)
Amendment dated January 1, 2008, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

(3)
Amendment dated February 5, 2009, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

(4)
Amendment dated May 12, 2010 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(5)
Amendment dated November 17, 2010, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(6)
Amendment dated November 19, 2012, to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

		(7)
Amendment dated May 14, 2014 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

		(8)
Amendment dated November 17, 2015 to the Amended and Restated Fund Accounting Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(2)	(i)	(1)
Transfer Agent Servicing Agreement dated October 19, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and is incorporated herein by reference.

		(2)
First Amendment dated July 24, 2002, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A on August 27, 2002, and is incorporated herein by reference.

		(3)
Amendment dated October 1, 2003, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

		(4)
Amendment dated January 6, 2004, to the Fund Accounting, Sub-Administration and Transfer Agent Servicing Agreements was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A on August 29, 2005, and is incorporated herein by reference.

		(5)
Exhibit A dated August 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A on August 27, 2004, and is incorporated herein by reference.

		(6)
Amendment dated October 25, 2004, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

		(7)
Addendum dated September 7, 2007, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

		(8)
Amendment dated January 1, 2008, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

		(9)
Amendment dated February 5, 2009, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

		(10)
Amendment dated November 17, 2010, to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

		(11)
Amendment dated November 19, 2012 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

		(12)
Amendment dated May 14, 2014 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

		(13)
Amendment dated August 20, 2015 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

		(14)
Amendment dated November 17, 2015 to the Transfer Agent Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

(3)	(i)	(1)
Fund Administration Servicing Agreement dated February 18, 2005, was previously filed with Post-Effective Amendment No. 11 to the Registration Statement on Form N‑1A on August 29, 2005, and is incorporated herein by reference.

		(2)
First Amendment dated February 8, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

		(3)
Addendum dated August 23, 2006, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A on August 29, 2006, and is incorporated herein by reference.

		(4)
Amendment dated January 1, 2008, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 14 to the Registration Statement on Form N‑1A on August 29, 2008, and is incorporated herein by reference.

		(5)
Amendment dated February 5, 2009, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A on March 31, 2009, and is incorporated herein by reference.

		(6)
Amendment dated May 12, 2010 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A on August 27, 2010, and is incorporated herein by reference.

(7)
Amendment dated November 17, 2010, to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A on December 30, 2010, and is incorporated herein by reference.

(8)
Amendment dated November 19, 2012 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A on December 28, 2012, and is incorporated herein by reference.

(9)
Amendment dated May 14, 2014 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A on June 30, 2014, and is incorporated herein by reference.

(10)
Amendment dated November 17, 2015 to the Fund Administration Servicing Agreement was previously filed with Post-Effective Amendment No. 39 to the Registration Statement on Form N-1A on December 28, 2015, and is incorporated herein by reference.

	(4)		Operating Expense Limitation Agreement – Filed Herewith.
(5)
License Agreement Relating to Use of Name dated October 17, 2001, was previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N‑1A on October 19, 2001, and is incorporated herein by reference.

(6)
Form of Trustee Indemnification Agreement was previously filed with Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A on August 29, 2007, and is incorporated herein by reference.

(i)			Opinion and Consent of Counsel – Filed Herewith.
(j)			Consent of Independent Registered Public Accounting Firm – Filed Herewith.
(k)			Omitted Financial Statements – Not Applicable.
(l)
Initial Capital Agreements dated October 17, 2001, were previously filed with Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A on October 19, 2001, and are incorporated herein by reference.

(m)
Distribution Plan pursuant to Rule 12b-1 dated February 14, 2017 was previously filed with Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A on April 10, 2017, and is incorporated herein by reference.

(n)			Plan Pursuant to Rule 18f-3 – Filed Herewith.
(o)			Reserved.
(p)	(1)
Joint Code of Ethics for Hotchkis & Wiley Funds and Hotchkis & Wiley Capital Management, LLC was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 29, 2014, and is incorporated herein by reference.

(2)
Code of Ethics for Access Persons of Quasar Distributors, LLC, was previously filed with Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A on August 29, 2014, and is incorporated herein by reference.

(q)
Power of Attorney dated August 29, 2017 was previously filed with Post-Effective Amendment No. 48 to the Registration Statement on Form N-1A on August 29, 2017, and is incorporated herein by reference.

Item 29. Persons Controlled by or under Common Control with the Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 30. Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Sections 2, 3 and 4 of Article VII of the Registrant’s Agreement and Declaration of Trust (the “Declaration of Trust”) (Exhibit (a)(i) to this Registration Statement), Trustees, officers, employees and agents of the Trust will be indemnified to the maximum extent permitted by Delaware law and the 1940 Act.

Article VII, Sections 2 and 3 of the Declaration of Trust provide, inter alia, that no Trustee of the Registrant shall be liable to the Registrant, its holders, or to any other Trustee for any action or failure to act (including, without limitation, the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties.

Article VII, Section 2 of the Declaration of Trust provides:

Section 2. Indemnification and Limitation of Liability.  A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in this Article VII, for any act, omission or obligation of the Trust, of such Trustee or of any other Trustee. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, advisor, sub-advisor or Principal Underwriter of the Trust. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a director, officer, trustee, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the Series that such person extended credit to, contracted with or has a claim against, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor. Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or her capacity as Trustee or Trustees and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on liability of Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Article 11, Section 3 of the Registrant’s By-laws further provides:

Section 3. Limitations, Settlements. No indemnification shall be provided hereunder to an agent:

(1) who shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (collectively, “disabling conduct”); or

(2) with respect to any proceeding disposed of (whether by settlement, pursuant to a consent decree or otherwise) without an adjudication by the court or other body before which the proceeding was brought that such agent was liable to the Trust or its Shareholders by reason of disabling conduct, unless there has been a determination that such agent did not engage in disabling conduct:

(i)	by the court or other body before which the proceeding was brought;

(ii)
by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the proceeding based upon a review of readily available facts as opposed to a full trial-type inquiry); or

(iii)
by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that indemnification shall be provided hereunder to an agent with respect to any proceeding in the event of (1) a final decision on the merits by the court or other body before which the proceeding was brought that the agent was not liable by reason of disabling conduct, or (2) the dismissal of the proceeding by the court or other body before which it was brought for insufficiency of evidence of any disabling conduct with which such agent has been charged.

As permitted by Article VII, Section 4 of the Declaration of Trust, the Trustees may maintain insurance for Trustees, officers, employees and agents in the amount the Trustees deem adequate.

Each Trustee has entered into an indemnification agreement (each, an “Indemnification Agreement”) with the Registrant (Exhibit (h)(vi) to this Registration Statement) which provides that the Registrant shall indemnify and hold harmless the Trustee against any expenses actually and reasonably incurred by the Trustee in any proceeding arising out of or in connection with the Trustee’s service to the Registrant, to the fullest extent permitted by the Declaration of Trust and By-laws of the Registrant, the Delaware Statutory Trust Act, the Securities Act of 1933, as amended, and the 1940 Act.  Each Trustee shall be indemnified against such expenses unless the Trustee is subject to such expenses by reason of the Trustee’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office as defined in Section 17(f) of the 1940 Act.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and By-laws and the Indemnification Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31. Business and Other Connections of Investment Adviser.

See “Management of the Funds” in the Prospectus and “Management” in the Statement of Additional Information for information regarding the business of Hotchkis & Wiley Capital Management, LLC (the “Advisor”).  For information as to the business, profession, vocation or employment of a substantial nature of each director, officer or partner of the Advisor, reference is made to the Advisor’s Form ADV, as amended, (CRD number 114649) filed under the Investment Advisers Act of 1940, as amended, which is incorporated herein by reference.

Item 32.  Principal Underwriter.

(a) Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Oaktree Funds
CG Funds Trust	Permanent Portfolio Family of Funds
DoubleLine Funds Trust	Perritt Funds, Inc.
ETF Series Solutions	PRIMECAP Odyssey Funds
Evermore Funds Trust	Professionally Managed Portfolios
First American Funds, Inc.	Prospector Funds, Inc.
FundX Investment Trust	Provident Mutual Funds, Inc.
Glenmede Fund, Inc.	Rainier Investment Management Mutual Funds
Glenmede Portfolios	RBB Fund, Inc.
GoodHaven Funds Trust	RBC Funds Trust
Greenspring Fund, Inc.	Series Portfolio Trust
Harding Loevner Funds, Inc.	Sims Total Return Fund, Inc.
Hennessy Funds Trust	Thompson IM Funds, Inc.
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Portfolio, Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(b) To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike(1)	President, Board Member	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Michael Peck(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Teresa Cowan(1)	Senior Vice President, Assistant Secretary	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None

(1) This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2) This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3) This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(c) Not applicable.

Item 33. Location of Accounts and Records.

The accounts, books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the 1940 Act and the rules promulgated thereunder are in the possession of Registrant or Registrant’s investment advisor, 725 South Figueroa Street, 39th Floor, Los Angeles, California 90017, 801 South Canal Street, Chicago, IL 60607, or Registrant’s Transfer Agent, Fund Accountant and Fund Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, and 1201 South Alma School Road, Suite 3000, Mesa, Arizona 85210, Registrant’s custodian, Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts 02110, or Registrant’s distributor, Quasar Distributors, LLC, 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202.

Item 34. Management Services.

Not applicable.

Item 35. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 53 to its Registration Statement meets all the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 53 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles and the State of California, on the 29th day of August, 2018.

HOTCHKIS & WILEY FUNDS

By:  /s/ Anna Marie Lopez
       Anna Marie Lopez
       President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 53 to its Registration Statement has been signed below on August 29, 2018 by the following persons in the capacities indicated.

Signature	Title
/s/ Randall H. Breitenbach*	Trustee
Randall H. Breitenbach

/s/ Alejandra C. Edwards*	Trustee
Alejandra C. Edwards

/s/ Marcy Elkind*	Trustee
Marcy Elkind

/s/ Robert Fitzgerald*	Trustee
Robert Fitzgerald

/s/ Donald Morrison*	Trustee
Donald Morrison

/s/ George H. Davis, Jr.*	Trustee
George H. Davis, Jr.

/s/ H. Thomas Hicks*	Trustee
H. Thomas Hicks

/s/Anna Marie Lopez	Principal Executive Officer
Anna Marie Lopez

/s/James Menvielle	Principal Financial and Accounting Officer
James Menvielle

* By: /s/Anna Marie Lopez Anna Marie Lopez *Attorney-in-fact pursuant to the Power of Attorney previously filed and incorporated by reference.

INDEX TO EXHIBITS

Exhibit	Exhibit No.

Amended and Restated Investment Advisory Agreement (Large Cap Value Fund)	EX.99.d.(1)
Amended and Restated Investment Advisory Agreement (Diversified Value Fund)	EX.99.d.(5)
Amended and Restated Investment Advisory Agreement (Global Value Fund)	EX.99.d.(8)
Amended and Restated Investment Advisory Agreement (International Value Fund)	EX.99.d.(10)
Operating Expense Limitation Agreement	EX.99.h.(4)
Opinion and Consent of Counsel	EX.99.i
Consent of Independent Registered Public Accounting Firm	EX.99.j
Plan Pursuant to Rule 18f-3	EX.99.n